    As filed with the Securities and Exchange Commission on February 25, 1999
                                                      1933 Act File No.  2-90946
                                                      1940 Act File No. 811-4015
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933       [x]
                         POST-EFFECTIVE AMENDMENT NO. 48    [x]
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940   [x]
                                AMENDMENT NO. 51            [x]

                         EATON VANCE MUTUAL FUNDS TRUST
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 24 Federal Street, Boston, Massachusetts 02110
                 ----------------------------------------------
                    (Address of Principal Executive Offices)

                                 (617) 482-8260
                                 --------------
                         (Registrant's Telephone Number)

         ALAN R. DYNNER, 24 Federal Street, Boston, Massachusetts 02110
         --------------------------------------------------------------
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective pursuant to Rule 485 (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)

[x] on March 1, 1999 pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(10

[ ] 75 days after filing pursuant to paragraph (a)(2)

[ ] on (date pursuant to paragraph (a)(2)


If  appropriate,  check the  following  box:

[ ] this post effective amendment designates a new effective date for a previously filed post-effective amendment.


     High Income Portfolio, Strategic Income Portfolio and Tax-Managed Growth Portfolio have also executed this Registration Statement.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  LOGO

 Investing
   for the
      21st
Century(R)





                                   Eaton Vance
                              Strategic IncomeFund


            A mutual fund seeking high income and total return

                                Prospectus Dated
                                 March 1, 1999



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Information in this prospectus
                                           Page                             Page
--------------------------------------------------------------------------------
Fund Summary                                2      Sales Charges              8
Investment Objective & Principal Policies          Redeeming Shares           10
   and Risks                                5      Shareholder Account
Management and Organization                 6        Features                 10
Valuing Shares                              7      Tax Information            11
Purchasing Shares                           8      Financial Highlights       12
-------------------------------------------------------------------------------


 This prospectus contains important information about the Fund and the services available to shareholders. Please save it for reference.

FUND SUMMARY

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES. The Fund's investment objective is to provide a high level of income and total return by investing in a global portfolio consisting primarily of high grade debt securities. The Fund will invest in income-producing securities and derivative instruments in different countries and currencies, and with various credit ratings including those of below investment grade quality.

The Fund will invest principally (over 50% of net assets) in high grade debt securities. The Fund may invest the remainder of its assets in lower-rated debt securities (so-called "junk bonds"). The Fund may invest in U.S. and foreign securities, such as U.S. Government mortgage-backed debt obligations, high yield corporate bonds and sovereign debt of foreign countries, including emerging market countries. The Fund may engage in derivative transactions to protect against price decline, to enhance returns or as a substitute for purchasing or selling securities. The use of these techniques is subject to certain limitations and may expose the Fund to increased risk of principal loss.

The Fund currently seeks its objective by investing in Strategic Income Portfolio, a separate registered investment company with the same investment objective and policies as the Fund. In lieu of having the Portfolio invest in lower-rated debt securities, the Fund may also invest in High Income Portfolio, another registered investment company advised by the investment adviser.


PRINCIPAL RISK FACTORS. The Fund invests its assets in markets that are subject to speculative trading and volatility. Because the Fund can invest a significant portion of assets in foreign securities, the value of Fund shares can also be adversely affected by changes in currency exchange rates and by political and economic developments abroad. In emerging or less-developed countries, these risks can be significant. Accordingly, the purchase of Fund shares should be viewed as a long-term investment.

Lower-rated   debt   securities   generally  offer  higher  current  yields  and
appreciation potential than do higher-rated securities, but are subject to greater risks. Securities in the lower categories are considered to be of poor standing and are predominantly speculative. Securities in the lowest rating categories may be in default and are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing. Because lower quality obligations are more sensitive to the financial soundness of their issuers than higher quality obligations, Fund shares may fluctuate more in value than shares of a fund investing solely in high quality obligations.


Changes in prevailing interest rates in the U.S. or abroad may affect the value of Fund shares, depending upon the currency denomination of security holdings, whether derivative transactions had magnified or reduced sensitivity to a change, overall portfolio composition and other factors. The effect of economic and other events on the interrelationships of portfolio holdings can be complex and not entirely predictable.


The Fund is non-diversified, which means that it may invest a larger portion of its assets in the obligations of a limited number of issuers than a diversified fund. The Fund may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer, other than U.S. Government securities.


The Fund is not a complete investment program and you may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION. The following bar chart and table provide information about the Fund's performance, including a comparison of the Fund's performance to the performance of a broad-based index of domestic investment grade fixed-income securities. Although past performance is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change. The following returns are for Class B shares for each calendar year through December 31, 1998 and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower.


8.2%      -0.7%     10.8%     -5.3%     14.4%     18.2%     8.5%      2.0%
1991      1992      1993      1994      1995      1996      1997      1998


The Fund's highest quarterly total return was 7.37% for the quarter ended June 30, 1995, and its lowest quarterly total return was ---6.59% for the quarter ended March 31, 1994. For the 30 days ended October 31, 1998, the S.E.C. yield for Class A, Class B and Class C shares were 6.84%, 6.10% and 6.01%, respectively.

                                                                       One       Five     Life of
 Average Annual Total Return as of December 31, 1998                  Year      Years       Fund
---------------------------------------------------------------------------------------------------
 Class A Shares                                                       -2.5%     6.3%       6.1%
 Class B Shares                                                       -2.8%     6.9%       6.7%
 Class C Shares                                                        0.9%     7.5%       6.8%
 Lehman Aggregate Bond Index                                           9.3%     7.3%       8.8%
 Composite of Lipper Fund Category Averages                           -0.9%     3.7%       3.7%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable CDSC for Class B and Class C. The Class A and Class C performance shown above for the periods prior to January 23, 1998 and May 25, 1994, respectively, is the performance of Class B shares, adjusted for the sales charge that applies to Class A or Class C shares (but not adjusted for any other differences in the expenses of the classes). The Class B shares commenced operations on November 26, 1990. Life of Fund returns are calculated from November 30, 1990.

The Lehman Aggregate Bond Index is an unmanaged, broad-based index containing only investment grade fixed-income securities traded in the United States. Securities are included in this Index without regard to their duration; however, the duration of the Fund's portfolio was restricted to a maximum effective dollar weighted average maturity of not more than three years until March 1, 1997. Investors cannot invest directly an Index. The Composite of Lipper Fund Category Averages reflects the average of the total returns of mutual funds included in the same fund category as this Fund. The fund categories are established by Lipper Analytical Services, Inc., an organization that compiles mutual fund performance. Funds within a category have similar investment policies. The Composite is provided because the Fund changed its policies on March 1, 1997 to eliminate the requirement that the Fund invest in a portfolio with a effective dollar weighted average maturity of not more than three years. In connection with this policy change, the Fund's Lipper category also changed. The Composite is based on the average total returns of funds in the Lipper Short World Multi-Market Income Funds category from November 30, 1990 until March 1, 1997 (when the Fund's duration policy changed) and is based on the average total returns of funds in the Lipper Multi-Sector Income Funds category thereafter.

FUND FEES AND EXPENSES. These tables describe the fees and expenses that you may pay if you buy and hold shares.

 Shareholder Fees
 (fees paid directly from your                   Class A     Class B     Class C
 investment)
--------------------------------------------------------------------------------
 Maximum Sales Charge (as a percentage
 of offering price)                               4.75%        None        None
 Maximum Deferred Sales Charge (as a
 percentage of the lower of net
 asset value at time of purchase or time
 of redemption)                                   None         5.00%       1.00%
 Sales Charge Imposed on Reinvested
 Distributions                                    None         None        None
 Exchange Fee                                     None         None        None


 Annual Fund Operating Expenses
 (expenses that are deducted from Fund assets)    Class A     Class B    Class C
--------------------------------------------------------------------------------
 Management Fees                                   0.52%       0.52%       0.52%
 Distribution and Service (12b-1) Fees**           0.00%       0.93%       1.00%
 Other Expenses*                                   0.51%       0.51%       0.51%
                                                   -----       -----       -----
 Total Annual Fund Operating Expenses              1.03%       1.96%       2.03%

* Other Expenses does not reflect Class A service fees. Class A will begin paying these fees during the quarter ending March 31, 1999.

**Long-term shareholders of Class B and Class C shares may pay more than the economic equivalent of the front-end sales charge permitted by the National Association of Securities Dealers, Inc.


EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
  Class A shares                       $  575    $   787    $ 1,017      $ 1,675
  Class B shares                       $  699    $ 1,015    $ 1,257      $ 2,285
  Class C shares                       $  306    $   637    $ 1,093      $ 2,358

You would pay the following expenses if you did not redeem your shares:


                                       1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
  Class A shares                       $  575    $   787    $ 1,017      $ 1,675
  Class B shares                       $  199    $   615    $ 1,057      $ 2,285
  Class C shares                       $  206    $   637    $ 1,093      $ 2,358

INVESTMENT OBJECTIVE & PRINCIPAL POLICIES AND RISKS

The Fund's investment objective is to provide a high level of income and total return by investing in a global portfolio consisting primarily of high grade debt securities. The Fund currently seeks its objective by investing in Strategic Income Portfolio, a separate investment company having the same investment objective and policies as the Fund. The Fund's objective may be changed by the Trustees without shareholder approval.

The investment adviser adjusts the Portfolio's investments (buys and sells securities) and engages in active management techniques in an effort to take advantage of differences in securities, countries, currencies and credits based on its perception of various factors, including the most favorable markets, interest rates and issuers, the relative yield and appreciation potential of a particular country's securities, and the relationship of a country's currency to the U. S. dollar. Investment strategy may change frequently. The Portfolio will normally invest in securities of issuers located in at least three different countries (which may include the United States), and will not normally invest more than 25% of its assets in securities of issuers located in a single foreign country or denominated in any single foreign currency, except the U.S. dollar and the Euro. This strategy requires the investment adviser to identify countries and currencies where the Portfolio's investments will out-perform comparable investments in other countries and currencies and in many cases to predict changes in economies, markets, political conditions, and other factors. The success of this strategy will, of course, involve the risk that the investment adviser's predictions may be untimely or incorrect.

The Portfolio will invest primarily (over 50% of net assets) in high grade debt securities. "High grade" debt securities include securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities and debt securities of foreign governmental and private issuers rated at least A by Standard & Poor's Ratings Group ), Moody's Investors Service, Inc., or Duff & Phelps, Inc.. High grade securities may also include commercial paper or other short-term debt instruments rated in one of the two highest short-term rating categories by any of those rating services(or by Fitch
IBCA). An unrated security will be considered to be a high grade security if the investment adviser determines that it is of comparable quality.

The Portfolio may invest the remainder of its assets in lower-rated securities, including those rated below BBB or Baa and comparable unrated securities. Lower-rated debt securities are subject to the risk that the issuer will not meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). The prices of lower-rated and comparable unrated securities are also more likely to react to real or perceived developments affecting market and credit risk than are prices of higher-rated securities, which react primarily to movements in the general level of interest rates.

The Portfolio may invest a substantial portion of its assets in lower-rated securities issued in connection with mergers, acquisitions, leveraged buy-outs, recapitalizations and other highly leveraged transactions, which pose a higher risk of default or bankruptcy of the issuer than other fixed-income securities particularly during periods of deteriorating economic conditions and contraction in the credit markets. The Portfolio may also invest in debt securities not paying current income in anticipation of possible future income or capital appreciation, which may be rated in the C or D rating categories. The issuer of such securities may be in bankruptcy or undergoing a debt restructuring or reorganization. Defaulted securities may be retained. In the case of a defaulted security, the Portfolio may be required to retain legal counsel and/or a financial adviser. This may increase the Portfolio's operating expenses and adversely affect the Portfolio's net asset value. In the event the rating of a security held by the Portfolio is downgraded, causing the Fund to have indirectly 50% or more of its total assets in securities rated below investment grade, the investment adviser will not be compelled to dispose of such security or other asset.

In lieu of having the Portfolio invest in lower-rated debt securities, the Fund may invest up to 50% of its net assets in High Income Portfolio ("HI Portfolio"), a separate registered investment company advised by the investment adviser. The investment objective of HI Portfolio is to provide a high level of current income and it may invest in the same types of debt securities (with the same risks) as the Portfolio. HI Portfolio normally invests at least 65% of its assets in debt securities of the lowest investment grade, lower-rated obligations and unrated obligations; at least 80% of its net assets in fixed-income securities, including convertible securities; and up to 20% of its net assets in common stocks and other equity securities when consistent with its objective or acquired as part of a unit combining fixed-income and equity securities. The Fund will only invest in the HI Portfolio when it invests as stated in this paragraph. Foreign investments of HI Portfolio may not exceed 25% of total assets. HI Portfolio may purchase and sell derivative instruments similar to those described in this prospectus, except for swaps. The portion of the Fund's assets invested in the HI Portfolio will be subject to the HI Portfolio's advisory fee, but will not be subject to Strategic Income Portfolio's advisory or administration fee, or a Fund advisory fee. At January 31, 1999, HI Portfolio had 95.2% of its assets invested in high yield, high risk bonds, and held no obligations in default.

The Portfolio may purchase or sell derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) to enhance return (which may be considered speculative), to hedge against fluctuations in securities prices, interest rates or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. Transactions in derivative instruments may be in the U. S. or abroad and may include the purchase or sale of futures contracts on securities, securities indices, other indices, other financial instruments or currencies; options on futures contracts; exchange-traded options on securities, indices or currencies; warrants; and forward foreign currency exchange contracts; and interest rate, total return, default and currency swaps. Transactions in derivative instruments involve a risk of loss due to unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the initial investment therein. In addition, the Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised. The
Portfolio incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the investment adviser's use of derivative instruments will be advantageous.

During unusual market conditions, the Portfolio may temporarily invest up to 100% of its assets in cash or cash equivalents. While temporarily invested, the Portfolio may not achieve its investment objective. The Portfolio may also temporarily borrow at any time up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Exchange rates may fluctuate significantly over short periods of time causing the Portfolio's net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies. Transaction costs of investing in foreign securities are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign issuers could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. Transactions in the securities of foreign issuers could be subject to settlement delays and risk of loss. Investments may include securities issued by the governments of less-developed countries which are sometimes referred to as "emerging markets", and other issuers located in such countries. As a result, the Portfolio may be exposed to greater risk and will be more dependent on the investment adviser's ability to assess such risk than if the Portfolio invested solely in more developed countries.

Like most mutual funds, the Fund, Portfolio and HI Portfolio rely on computers in conducting daily business and processing information. There is a concern that on January 1, 2000 some computer programs will be unable to recognize the new year and as a consequence computer malfunctions will occur. Eaton Vance is taking steps that it believes are reasonably designed to address this potential problem and to obtain satisfactory assurance from other service providers to the Fund and the Portfolios that they are also taking steps to address the issue. There can, however, be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund and the Portfolios or shareholders. The Year 2000 concern may also adversely impact issuers of obligations held by the Portfolios.


MANAGEMENT AND ORGANIZATION

MANAGEMENT. The Portfolio's investment adviser is Boston Management and Research ("BMR"), a subsidiary of Eaton Vance Management, 24 Federal Street, Boston, Massachusetts 02110. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage over $33 billion on behalf of mutual funds, institutional clients and individuals.

The investment adviser manages the investments of the Portfolio and provides related office facilities and personnel. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee equal to the aggregate of a daily asset based fee and a daily income based fee. The fees are applied on the basis of the following categories.


                                                         Annual          Daily
Category   Daily Net Assets                            Asset Rate    Income Rate
--------------------------------------------------------------------------------
   1       up to $500 million                          0.275%              2.75%
   2       $500 million but less than $1 billion       0.250%              2.50%
   3       $1 billion but less than $1.5 billion       0.225%              2.25%
   4       $1.5 billion but less than $2 billion       0.200%              2.00%
   5       $2 billion but less than $3 billion         0.175%              1.75%
   6       $3 billion and over                         0.150%              1.50%

For the fiscal year ended October 31, 1998, the Portfolio paid BMR advisory fees equivalent to 0.52% of the Portfolio's average net assets for such year.

HI Portfolio also engages BMR to act as its investment adviser pursuant to a fee schedule similar to but slightly higher than the above schedule. For the fiscal year ended March 31, 1998, the HI Portfolio paid BMR advisory fees equivalent to 0.58% of HI Portfolio's average daily net assets for such year. The portion of the Fund's assets invested in the HI Portfolio will be subject to such
Portfolio's advisory fee, but will not be subject to Strategic Income Portfolio's advisory or administration fee, or a Fund advisory fee.


Mark Venezia is the portfolio manager of the Portfolio (since it commenced operations). He has been an employee of Eaton Vance for at least 5 years, and is a Vice President of Eaton Vance and BMR.

BMR also administers the business affairs of the Portfolio and receives an administration fee of 0.15% of the Portfolio's average daily net assets annually. For the fiscal year ended October 31, 1998, the Portfolio paid BMR administration fees equal to 0.15% of the Portfolio's average daily net assets.


The investment adviser and the Fund, Portfolio and HI Portfolio have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Eaton Vance employees may purchase and sell securities (including securities held by the Portfolios) subject to certain pre-clearance and reporting requirements and other procedures.

Eaton Vance serves as administrator of the Fund, providing the Fund with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

ORGANIZATION.  The Fund is a  series  of  Eaton  Vance  Mutual  Funds  Trust,  a
Massachusetts  business  trust.  The  Fund  does  not  hold  annual  shareholder meetings, but may hold special meetings for matters that require shareholder approval (like electing or removing trustees, approving management contracts or changing investment policies that may only be changed with shareholder approval). Because the Fund invests in the Portfolios, it may be asked to vote on certain Portfolio matters (like changes in certain Portfolio investment restrictions). When necessary, the Fund will hold a meeting of its shareholders to consider the Portfolio matter and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. The Fund can withdraw from the Portfolios at any time.

VALUING SHARES


The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The price of Fund shares is their net asset value, which is derived from Portfolio holdings. Most debt securities are valued by an independent pricing service.

When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

PURCHASING SHARES

You may purchase Fund shares through your investment dealer or by mailing the account application form included in this prospectus to the transfer agent (see back cover for address). Your initial investment must be at least $1,000. The price of Class A shares is the net asset value plus a sales charge. The price of Class B and Class C shares is the net asset value; however, you may be subject to a sales charge (called a "contingent deferred sales charge" or "CDSC") if you redeem Class B shares within six years of purchase or Class C shares within one year of purchase. The sales charges are described below. Your investment dealer can help you decide which class of shares suits your investment needs.

You may purchase Fund shares for cash or in exchange for securities. Please call 1-800-225-6265 for information about exchanging securities for Fund shares. If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. The Fund may suspend the sale of its shares at any time and any purchase order may be refused.

After your initial investment, additional investments of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class with each investment.

You may also make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts.

SALES CHARGES

FRONT-END SALES CHARGE. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:


                                                Sales Charge          Sales Charge              Dealer Commission
                                              as Percentage of    as Percentage of Net         as a percentage of
 Amount of Purchase                            Offering Price        Amount Invested              Offering Price
------------------------------------------------------------------------------------------------------------------
Less than $25,000                                 4.75%               4.99%                         4.50%
% $25,000 but less than  $100,00                  4.50%               4.71%                         4.25%
$100,000 but less than $250,00                    3.75%               3.90%                         3.50%
$250,000 but less than $500,000                   3.00%               3.09%                         2.75%
$500,000 but less  than  $1,000,00                2.00%               2.04%                         2.00%
$1,000,000  or more                               0.00*               0.00*                         See Below


* No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.

The principal underwriter will pay a commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts over $3 million but less than $5 million; plus 0.25% on amounts over $5 million. Purchases of $1 million or more will be aggregated over a 12-month period for purposes of determining the commission. The principal underwriter may also pay commissions of up to 1.00% on sales of Class A shares to certain tax-deferred retirement plans.

CONTINGENT DEFERRED SALES CHARGE. Each Class of shares is subject to a CDSC on certain redemptions. If Class A shares are purchased at net asset value because the purchase amount is $1 million or more, they are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class B shares are subject to the following CDSC schedule:

 Year of Redemption After Purchase      CDSC
------------------------------------------------
 First or Second                         5%
 Third                                   4%
 Fourth                                  3%
 Fifth                                   2%
 Sixth                                   1%
 Seventh or following                    0%

The CDSC is based on the lower of the net asset value at the time of purchase or the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.


REDUCING OR ELIMINATING SALES CHARGES. Front-end sales charges may be reduced under the right of accumulation or under a statement of intention. Under the right of accumulation, sales charges are reduced if the current market value of your current holdings (shares at current offering price), plus your new purchases, reach $25,000 or more. Class A shares of other Eaton Vance funds owned by you can be included as part of your current holdings for this purpose. Under a statement of intention, purchases of $25,000 or more made over a 13-month period are eligible for reduced sales charges. The principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until the statement is satisfied or the 13-month period expires. See the account application for details.


Class A shares are offered at net asset value through certain wrap fee programs and other programs sponsored by investment dealers that charge fees for their services. Ask your investment dealer for details. Certain persons associated with Eaton Vance, other advisers to Eaton Vance funds, the transfer agent, the custodian and investment dealers may purchase shares at net asset value.

Class B and Class C CDSCs are waived for redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features") and in connection with certain redemptions from tax-sheltered retirement plans. Call 1-800-225-6265 for details. The Class B CDSC is also waived following the death of all beneficial owners of shares, but only if the redemption is requested within one year after death (a death certificate and other applicable documents may be required).

If you redeem shares, you may reinvest at net asset value any portion or all of the redemption proceeds in the same class of shares of the Fund (or, for Class A shares, in Class A shares of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Your account will be credited with any CDSC paid in connection with the redemption. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.


DISTRIBUTION AND SERVICE FEES. Class B and Class C shares have adopted a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class B and Class C shares pay distribution fees of .75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. All classes pay service fees for personal and/or account services not exceeding .25% of average daily net assets annually. Class A and Class B only pay service fees on shares that have been outstanding for 12 months.

Redeeming Shares

You can redeem shares in any of the following ways:

By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone                  You can redeem up to $50,000 b y calling the
                              transfer agent at 1-800-262-1122 on Monday through Friday, 9:00 a.m. to 4:00 p.m. (eastern time).
                              Proceeds of a telephone redemption can be mailed only to the account address. Shares held by corporations, trusts or certain other entities, or subject to fiduciary arrangements, cannot be redeemed by telephone.

Through an Investment Dealer  Your investment dealer is responsible for transmitting the order promptly. A dealer may charge a fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.


If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked to either add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

SHAREHOLDER ACCOUNT FEATURES


Once you purchase shares, the transfer agent establishes a Lifetime Investing Account for you. Share certificates are issued only on request.

DISTRIBUTIONS. You may have your Fund distributions paid in one of the following ways:

 .Full Reinvest Option    Dividends and capital gains are  reinvested in
                         additional shares. This option will be assigned if you do not specify an option.

 .Partial                 Reinvest  Option  Dividends  are  paid in  cash  and
                         capital gains are reinvested in additional shares.

 .Cash Option             Dividends and capital gains are paid in cash.

 .Exchange Option         Dividends and/or capital gains are reinvested in
                         additional shares of another Eaton Vance fund chosen by you. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives and policies carefully.

Information from the Fund. From time to time, you may be mailed the following:

 .Annual  and  Semi-Annual  Reports,   containing  performance   information  and
     financial statements.

 .Periodic account statements, showing recent activity and total share balance.

 .Form 1099 and tax information needed to prepare your income tax returns.

 .Proxy materials, in the event a shareholder vote is required.

 .Special notices about significant events affecting your Fund.


WITHDRAWAL PLAN. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. For Class B and Class C shares, your withdrawals will not be subject to a CDSC if they do not in the aggregate exceed 12% annually of the account balance at the time the plan is established. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Class A shares are subject to a sales charge, you should not make withdrawals from your account while you are making purchases.

TAX-SHELTERED RETIREMENT PLANS. Class A and and Class C shares are available for purchase in connection with certain tax-sheltered retirement plans. Call 1-800-225-6265 for information. Distributions will be invested in additional shares for all tax-sheltered retirement plans.

EXCHANGE PRIVILEGE. You may exchange your Fund shares for shares of the same class of another Eaton Vance fund. Exchanges are generally made at net asset value. If you have held Class A shares for less than six months, an additional sales charge may apply if you exchange. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase.


Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, you may write to the transfer agent (address on back cover) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time.
 You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges within 12 months, it will be deemed to be market timing. The exchange privilege may be terminated for market timing accounts.


TELEPHONE TRANSACTIONS. You can redeem or exchange shares by telephone as described in this prospectus. The transfer agent and the principal underwriter have procedures in place to authenticate telephone instructions (such as verifying personal account information). As long as the transfer agent and principal underwriter follow these procedures, they will not be responsible for unauthorized telephone transactions and you bear the risk of possible loss resulting from telephone transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

ACCOUNT QUESTIONS. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-225-6265, or write to the transfer agent (see back cover for address).

TAX INFORMATION

The Fund intends to pay dividends monthly and to distribute any net realized capital gains annually. A portion of the Fund's distributions may be eligible for the corporate dividends-received deduction. Distributions of income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as long-term gains.

Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. Certain distributions paid in January will be taxable to shareholders as if received on December 31 of the prior year.

Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS


The financial highlights are intended to help you understand the Fund's financial performance for the past five years. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. The report of PricewaterhouseCoopers LLP and the Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request. The Fund began offering two classes of shares on November 1, 1997. Prior to that date, the Fund offered only Class B shares and Class C existed as a separate fund. The Fund began offering Class A shares on January 23, 1998.


                                                                  YEAR ENDED OCTOBER 31,
                        ------------------------------------------------------------------------------------------------------------
                                                                   1998                       1997       1996       1995     1994(1)
                        ------------------------------------------------------------------------------------------------------------
                                                  CLASS A(2)     CLASS B       CLASS C     CLASS B    CLASS B     Class B   Class B
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value - Beginning of year            $ 10.000       $ 9.470        $ 11.950     $ 9.310     $ 8.500   $8.290    $ 9.410

  Income (loss) from operations
  Net investment income                          $ 0.668        $ 0.684        $ 0.869      $ 0.657      $ 0.655  $ 0.726   $ 0.645
  Net realized and unrealized gain (loss)         (0.767)        (0.686)        (0.872)       0.288        0.858    0.167    (1.135)
                                                  -------        -------        -------       -----        -----    -----   -------
  Total income (loss) from operations            $ (0.099)      $ (0.002)      $ (0.003)    $ 0.945      $ 1.513  $ 0.893   $(0.490)
                                                 ---------      ---------      ---------    -------      -------  -------  --------
  Less distributions
  From net investment income                     $ (0.654)      $ (0.748)      $ (0.884)    $ (0.657)   $ (0.655) $ (0.361) $(0.343)
  In excess of net investment income               (0.027)          -            (0.053)      (0.128)     (0.048)     -        -
  From tax return of capital                          -             -               -           -            -      (0.322)  (0.290)
                                                     ---           ---              ---         ---          ---    -------  -------
  Total distributions                            $ (0.681)      $ (0.748)      $ (0.937)    $ (0.785)   $ (0.703) $ (0.683) $(0.633)
                                                 ---------      ---------      ---------    ---------   ----------------------------
  Net asset value - End of year                  $ 9.220        $  8.720       $ 11.010     $  9.470    $  9.310  $  8.500  $ 8.290
                                                 -------        --------       --------     --------    --------  --------  -------
                                                 -------        --------       --------     --------    --------  --------  -------
  Total return(3)                                 (1.29)%         (0.20)%        (0.15)%      10.44%      18.48%    11.34%   (5.33)%

  Ratios/Supplemental Data:
  Net assets, end of year (000's omitted)        $ 2,009        $138,495       $ 19,518     $130,596    $129,671  $150,767  $233,139

  Ratios (as a percentage of average daily net assets):

      Expenses(4)                                   1.03%          1.96%          2.03%        2.08%      2.17%      2.18%    2.00%
      Net investment income                         8.44%          7.40%          7.37%        6.91%      7.38%      7.85%    7.24%
  Portfolio Turnover of the Fund                      -              -              -            -           -          -       55%
  Portfolio Turnover of the Portfolio                 71%            71%            71%          77%         71%       78%      71%



(1)  Net  investment   income  per  share  was  computed  using  average  shares
     outstanding.

(2) For the period from the commencement of offering of Class A shares, January 23, 1998 to October 31, 1998.

(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

  LOGO

 Investing
   for the
      21st
Century(R)

MORE INFORMATION
--------------------------------------------------------------------------------

          ABOUT THE FUND: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Portfolio's investments is available in the annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting:

                         Eaton Vance Distributors, Inc.
                                24 Federal Street
                                Boston, MA 02110
                                 1-800-225-6265
                           website: www.eatonvance.com

          You will find and may copy information about the Fund at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-800-SEC-0330 for information); on the SEC's Internet site (http://www.sec.gov); or upon payment of copying fees by writing to the SEC's public reference room in Washington, DC 20549-6009.

          About Shareholder Accounts: You can obtain more information from Eaton Vance Share- holder Services (1-800-225-6265). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------


                       First Data Investor Services Group
                                  P.O. Box 5123
                           Westborough, MA 01581-5123
                                 1-800-262-1122

SEC File No.  811-4015                                                       SIP

{LOGO}              Mutual Funds
EATON VANCE           for People
                         Who Pay
                           Taxes(R)






                                   Eaton Vance
                                  Tax-Managed
                                  Growth Fund

        A mutual fund seeking long-term, after-tax returns for investors

                                Prospectus Dated
                                  March 1, 1999



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



Information in this prospectus
                                           Page                           Page
--------------------------------------------------------------------------------
Fund Summaries                               2    Sales Charges              6
Investment Objective & Principal                  Redeeming Shares           8
  Policies and Risks                         4    Shareholder Account
Management and Organization                  5      Features                 9
Valuing Shares                               6    Tax Information           10
Purchasing Shares                            6    Financial Highlights      11
--------------------------------------------------------------------------------



 This prospectus contains important information about the Fund and the services available to shareholders. Please save it for reference.

FUND SUMMARY


Investment Objective and Principal Strategies. The Fund's investment objective is to achieve long-term, after-tax returns for its shareholders through investing in a diversified portfolio of equity securities. The Fund invests primarily in common stocks of growth companies that are considered to be high in quality and attractive in their long-term investment prospects. Although it invests primarily in domestic companies, the Fund may invest up to 25% of its assets in foreign companies.

The Fund pursues its investment objective by investing in Tax-Managed Growth Portfolio, a separate registered investment company with the same investment objective and policies as the Fund. Using this structure allows the Fund to participate in a well-established investment portfolio without exposing the Fund to unrealized gains accrued prior to the Fund's inception in March, 1996.

Tax-Managed Investing. Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Fund attempts to achieve high after-tax returns for its shareholders by balancing investment considerations and tax considerations. The Fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax). The Fund seeks to minimize income distributions and distributions of realized short-term gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management of the Fund are the following:


     *    investing primarily in lower-yielding growth stocks;
     *    employing a long-term, low turnover approach to investing;
     *    attempting to avoid net realized short-term gains;
     *    when appropriate, selling stocks trading below cost to realize losses;
     * in selling appreciated stocks, selecting the most tax-favored share lots; and
     * selectively using tax-advantaged hedging techniques as an alternative to taxable sales.


The Fund can generally be expected to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

Principal Risk Factors. The value of Fund shares is sensitive to stock market volatility. If there is a general decline in the value of U.S. stocks, the value of the Fund's shares will also likely decline. Changes in stock market values can be sudden and unpredictable. Also, although stock values can rebound, there is no assurance that values will return to previous levels. The Fund seeks to minimize stock-specific risk by diversifying its holdings among many companies and industries.

The Fund may engage in derivative transactions to protect against price declines, to enhance returns or as a substitute for purchasing or selling securities. The use of these techniques is subject to certain limitations and may expose the Fund to increased risk of principal loss. Because the Fund invests a portion of its assets in foreign securities, the value of Fund shares may be affected by changes in currency exchange rates and other developments abroad. Some of the securities held by the Fund are subject to restrictions on resale, making them less liquid and more difficult to value.


The Fund is not a complete investment program and you may lose money by investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide information about the Fund's pre-tax performance, including a comparison of the Fund's performance to the performance of an index of domestic common stocks. Although past performance is no guarantee of future results, this performance information demonstrates that the value of your investment will change from year-to-year. The following returns are for Class B shares for each calendar year through December 31, 1998 and do not reflect a sales charge. If the sales charge was reflected, the returns would have been lower.

21.6%   5.7%    34.2%   4.0%    5.7%    6.0%    37.3%   24.9%   31.0%   24.5%
--------------------------------------------------------------------------------
1989    1990    1991    1992    1993    1994    1995    1996    1997    1998


The Fund's highest quarterly total return was 21.2%, for the quarter ended December 31, 1998, and its lowest quarterly return was -14.3%, for the quarter ended September 30, 1990.


                                                             One       Five       Ten
 Average Annual Total Return as of December 31, 1998         Year     Years      Years
-----------------------------------------------------------------------------------------
 Class A Shares                                             18.2%     23.3%      18.4%
 Class B Shares                                             19.5%     24.1%      18.8%
 Class C Shares                                             23.3%     24.1%      18.8%
 Standard & Poor's 500 Index                                28.5%     24.0%      19.2%


These returns reflect the maximum sales charge for Class A (5.75%) and any applicable CDSC for Class B and Class C. The Class A and Class C performance shown above for the period prior to March 28, 1996 and August 2, 1996, respectively, is the performance of Class B shares and the Portfolio's predecessor, adjusted for the sales charge that applies to Class A or Class C shares (but not adjusted for any other differences in the expenses of the classes). The Standard & Poor's 500 Index is an unmanaged index of common stocks trading in the U.S. Investors cannot invest directly an Index.

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.


Shareholder Fees
(fees paid directly from
your investments)                       Class A        Class B        Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (as a
percentage of offering price)           5.75%          None           None

Maximum Deferred Sales Charge
(as a percentage of the lower
of net asset value at time of
purchase or time of redemption)         None           5.00%          1.00%

Sales Charge Imposed on
Reinvested Distributions                None           None           None

Exchange Fee                            None           None           None


Annual Fund Operating Expenses
(expenses that are deducted
from Fund assets)                       Class A        Class B        Class C
--------------------------------------------------------------------------------
Management Fees                         0.47%          0.47%          0.47%

Distribution and Service
(12b-1) Fees*                           0.00%          0.82%          0.98%

Other Expenses**                        0.20%          0.14%          0.14%
                                        -----          -----          -----
Total Annual Fund Operating Expenses    0.67%          1.43%          1.59%

* Long-term shareholders of Class B and Class C shares may pay more than the economic equivalent of the front-end sales charge permitted by the National Association of Securities Dealers, Inc.

** Other Expenses for Class A shares includes a service fee of 0.06%%.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                       1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
  Class A shares                       $  640    $   777    $   927      $ 1,362
  Class B shares                       $  646    $   852    $   982      $ 1,713
  Class C shares                       $  262    $   502    $   866      $ 1,889


You would pay the following expenses if you did not redeem your shares:


                                       1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
  Class A shares                       $  640    $   777    $   927      $ 1,362
  Class B shares                       $  146    $   452    $   782      $ 1,713
  Class C shares                       $  162    $   502    $   866      $ 1,889

INVESTMENT OBJECTIVE & PRINCIPAL POLICIES AND RISKS

The Fund's investment objective is to achieve long-term, after-tax returns for its shareholders through investing in a diversified portfolio of equity securities. The Fund currently seeks to meet its objective by investing in Tax-Managed Growth Portfolio (the "Portfolio"), a separate open-end investment company that has the same objective and policies as the Fund. The Fund's investment objective may not be changed without shareholder approval. Certain of the Fund's policies may be changed by the Trustees without shareholder approval.

The Portfolio invests in a broadly diversified selection of equity securities, emphasizing common stocks of growth companies that are considered to be high in quality and attractive in their long-term investment prospects. The portfolio manager seeks to purchase stocks that are favorably priced in relation to their fundamental value, and which will grow in value over time. In making investment decisions, the portfolio manager may draw upon the information provided by, and the expertise of, the investment adviser's research staff. Management of the Portfolio involves consideration of numerous factors (such as potential for price appreciation, risk/return, and the mix of securities held by the Portfolio). Many of these considerations are subjective. Stocks are acquired with the expectation of being held for the long-term. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in common stocks. The Portfolio's holdings will represent a number of different industries, and less than 25% of the Portfolio's total assets will be invested in any one industry.

The Portfolio seeks to achieve long-term, after-tax returns in part by minimizing the taxes incurred by shareholders in connection with the Portfolio's investment income and realized capital gains. Taxes on investment income are minimized by investing primarily in lower-yielding securities. Taxes on realized capital gains are minimized by maintaining relatively low portfolio turnover and avoiding or minimizing the sale of securities with large accumulated capital gains. The Portfolio generally seeks to avoid net realized short-term capital gains. When a decision is made to sell a particular appreciated security, the portfolio manager will select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gains treatment that have the highest cost basis. The portfolio manager may sell securities to realize capital losses that can be used to offset realized gains. When selling a security, the portfolio manager will generally consider the after-tax proceeds of the transaction.

To protect against price declines in securities holdings with large accumulated gains, the Portfolio may use various hedging techniques (such as purchased put options, equity collars (combining the purchase of a put option and the sale of a call option), equity swaps, covered short sales, and the purchase or sale of stock index futures contracts). By using these techniques rather than selling appreciated securities, the Portfolio can reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. These derivative instruments may also be used by the Portfolio to enhance return or as a substitute for the purchase or sale of securities. The use of derivatives is highly specialized. The built-in leverage inherent to many derivative instruments can result in losses that substantially exceed the initial amount paid or received by the Portfolio. Equity swaps and over-the-counter options are private contracts in which there is a risk of loss in the event of a counterparty's default. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying security.

The Portfolio may invest up to 25% of assets in securities of foreign companies located in developed countries and traded in established markets. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States.

The Portfolio may invest not more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Portfolio illiquidity if eligible buyers become uninterested in purchasing them.

During defensive periods in which the investment adviser believes that returns on common stock investments may be unfavorable, the Portfolio may temporarily invest up to 65% of its assets in cash and cash equivalents. While temporarily invested, the Portfolio may not achieve its investment objective. The Portfolio may temporarily borrow at any time up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

Benefits of Investing in the Portfolio. Investing in the Portfolio enables the Fund to participate in a large and well-established investment portfolio without being exposed to potential tax liability for unrealized gains accrued prior to contribution of securities contributed to the Portfolio by other investors in the Portfolio. Securities with large accumulated gains that have been contributed by other investors in the Portfolio constitute a substantial portion of the assets of the Portfolio. If contributed securities are sold, the gains accumulated prior to their contribution are allocated to the contributing investors and not to the Fund or its shareholders. As a general matter, the Portfolio does not intend to sell appreciated securities contributed to the Portfolio even if expected to decline in value, but will instead seek to manage its exposure to these securities by using hedging techniques as appropriate. The Portfolio follows the practice of distributing appreciated securities to meet redemptions by investors in the Portfolio that contributed securities. The Portfolio uses the selection of securities distributed to meet redemptions as a tax-efficient management tool. By distributing appreciated securities, the Portfolio can reduce its position in such securities without realizing capital gains. During periods of net withdrawals by investors who have contributed securities to the Portfolio, distributing securities also enables the Portfolio to avoid the forced sale of securities to raise cash for meeting redemptions. The Portfolio's ability to select the securities used to meet redemptions is limited. These limitations could affect the performance of the Portfolio, and, therefore, the Fund. As described under "Redeeming Shares", the Fund currently meets redemptions solely in cash, but may adopt in the future a policy of meeting shareholder redemptions in whole or in part through the distribution of readily marketable securities.


Like most mutual funds, the Fund and Portfolio rely on computers in conducting daily business and processing information. There is a concern that on January 1, 2000 some computer programs will be unable to recognize the new year and as a consequence computer malfunctions will occur. Eaton Vance is taking steps that it believes are reasonably designed to address this potential problem and to obtain satisfactory assurance from other service providers to the Fund and the Portfolio that they are also taking steps to address the issue. There can, however, be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund and the Portfolio or shareholders. The Year 2000 concern may also adversely impact issuers of securities held by the Portfolio.

MANAGEMENT AND ORGANIZATION

Management. The Portfolio's investment adviser is Boston Management and Research ("BMR"), a subsidiary of Eaton Vance Management, 24 Federal Street, Boston, Massachusetts 02110. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage over $33 billion on behalf of mutual funds, institutional clients and individuals.

The investment adviser manages the investments of the Portfolio and provides related office facilities and personnel. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee of 5/96 of 1% (equivalent to 0.625% annually) of the average daily net assets of the Portfolio up to and including $500 million. On net assets of $500 million and over the annual fee is reduced and the fee is computed as follows:

                                                            Annual Fee Rate
 Average Daily Net Assets for the Month                     (for each level)
--------------------------------------------------------------------------------
 $500 million but less than $1 billion                           0.5625%
 $1 billion but less than $1.5 billion                           0.5000%
 $1.5 billion and over                                           0.4375%

For the fiscal year ended October 31, 1998, the Portfolio paid BMR advisory fees equivalent to 0.47% of its average daily net assets.


Duncan W. Richardson has acted as the portfolio manager of the Portfolio since it commenced operations and of its predecessor in investment operations (Capital Exchange Fund) since 1990. He also manages other Eaton Vance portfolios, has been an employee of Eaton Vance for more than 5 years, and is a Vice President of Eaton Vance and BMR.


The investment adviser and the Fund and Portfolio have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Eaton Vance employees may purchase and sell securities (including securities held by the Portfolio) subject to certain pre-clearance and reporting requirements and other procedures.

Eaton Vance serves as administrator of the Fund, providing the Fund with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

Organization.  The Fund is a  series  of  Eaton  Vance  Mutual  Funds  Trust,  a
Massachusetts  business  trust.  The  Fund  does  not  hold  annual  shareholder meetings, but may hold special meetings for matters that require shareholder approval (like electing or removing trustees, approving management contracts or changing investment policies that may only be changed with shareholder approval). Because the Fund invests in the Portfolio, it may be asked to vote on certain Portfolio matters (like changes in certain Portfolio investment restrictions). When necessary, the Fund will hold a meeting of its shareholders to consider the Portfolio matter and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. The Fund can withdraw from the Portfolio at any time.


VALUING SHARES

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The price of Fund shares is their net asset value, which is derived from Portfolio holdings. Exchange-listed securities are generally valued at closing sale prices.

When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).


PURCHASING SHARES

You may purchase Fund shares through your investment dealer or by mailing the account application form included in this prospectus to the transfer agent (see back cover for address). Your initial investment must be at least $1,000. The price of Class A shares is the net asset value plus a sales charge. The price of Class B and Class C shares is the net asset value; however, you may be subject to a sales charge (called a "contingent deferred sales charge" or "CDSC") if you redeem Class B shares within six years of purchase and Class C shares within one year of purchase. The sales charges are described below. Your investment dealer can help you decide which class of shares suits your investment needs.

You may purchase Fund shares for cash or in exchange for securities. Please call 1-800-225-6265 for information about exchanging securities for Fund shares. If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. The Fund may suspend the sale of its shares at any time and any purchase order may be refused.

After your initial investment, additional investments of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class with each investment.


You may also make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts and certain group purchase plans.



SALES CHARGES

Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:


                                    Sales Charge              Sales Charge         Dealer Commission
                                  as Percentage of        as Percentage of Net     as a Percentage of
Amount of Purchase                 Offering Price           Amount Invested          Offering Price
------------------------------------------------------------------------------------------------------
Less than $50,000                       5.75%                    6.10%                    5.00%
$50,000 but less than $100,000          4.75%                    4.99%                    4.00%
$100,000 but less than $250,000         3.75%                    3.90%                    3.00%
$250,000 but less than $500,000         3.00%                    3.09%                    2.50%
$500,000 but less than $1,000,000       2.00%                    2.04%                    1.75%
$1,000,000 or more                      0.00*                    0.00*                    See Below

* No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of r edemptions within 12 months of purchase.

The principal underwriter will pay a commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts over $3 million but less than $5 million; plus 0.25% on amounts over $5 million. Purchases of $1 million or more will be aggregated over a 12-month period for purposes of determining the commission. The principal underwriter may also pay commissions of up to 1.00% on sales of Class A shares to certain tax-deferred retirement plans.

Contingent Deferred Sales Charge. Each Class of shares is subject to a CDSC on certain redemptions. If Class A shares are purchased at net asset value because the purchase amount is $1 million or more, they are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class B shares are subject to the following CDSC schedule:

Year of Redempation After Purchase                          CDSC
--------------------------------------------------------------------------------
First or Second                                             5%
Third                                                       4%
Fourth                                                      3%
Fifth                                                       2%
Sixth                                                       1%
Seventh or following                                        0%

The CDSC is based on the lower of the net asset value at the time of purchase or the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.



Reducing or Eliminating Sales Charges. Front-end sales charges may be reduced under the right of accumulation or under a statement of intention. Under the right of accumulation, sales charges are reduced if the current market value of your current holdings (shares at current offering price), plus your new purchases, reach $50,000 or more. Class A shares of other Eaton Vance funds owned by you can be included as part of your current holdings for this purpose. Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. The principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until the statement is satisfied or the 13-month period expires. See the account application for details.


Class A shares are offered at net asset value through certain wrap fee programs and other programs sponsored by investment dealers that charge fees for their services. Ask your investment dealer for details. Certain persons associated with Eaton Vance, other advisers to Eaton Vance funds, the transfer agent, the custodian and investment dealers may purchase shares at net asset value.

The Class B and Class C CDSCs are waived for redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features") and in connection with certain redemptions from tax-sheltered retirement plans. Call 1-800-225-6265 for details. The Class B CDSC is also waived following the death of all beneficial owners of shares, but only if the redemption is requested within one year after death (a death certificate and other applicable documents may be required).

If you redeem shares, you may reinvest at net asset value any portion or all of the redemption proceeds in the same class of shares of the Fund (or, for Class A shares, in Class A shares of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Your account will be credited with any CDSC paid in connection with the redemption. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.


Distribution and Service Fees. Class B and Class C shares have adopted a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class B and Class C shares pay distribution fees of .75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. All classes pay service fees for personal and/or account services not exceeding .25% of average daily net assets annually. Class A and Class B only pay service fees on shares that have been outstanding for 12 months.

REDEEMING SHARES

You can redeem shares in any of the following ways:

     By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

     By Telephone   You can redeem up to $50,000 b y calling the transfer  agent at 1-800-262-1122 on Monday through Friday, 9:00 a.m. to 4:00 p.m. (eastern time). Proceeds of a telephone redemption can be mailed only to the account address. Shares held by corporations, trusts or certain other entities, or subject to fiduciary arrangements, cannot be redeemed by telephone.

     Through an
     Investment
     Dealer Your investment dealer is responsible for transmitting the order promptly. A dealer may charge a fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.


If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked to either add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

Meeting Redemptions by Distributing Portfolio Securities. The Fund currently will meet redemptions entirely in cash, but in the future may adopt a policy of meeting redemption requests in whole or in part by distributing appreciated securities chosen by the investment adviser. The Fund would only distribute readily marketable securities, which would be valued pursuant to the Portfolio's valuation procedures. The practice of distributing appreciated securities to meet redemptions can be a useful tool for tax-efficient management. A policy of meeting redemptions in whole or in part through the distribution of securities will only be established after any necessary regulatory approvals are received and in conjunction with putting in place a program whereby redeeming shareholders who receive securities could elect to sell the securities received to Eaton Vance, the Fund's custodian or a designated agent without transaction costs and at a price equal to the price used in determining the redemption value of the distributed securities. Redeeming shareholders who receive securities and who elect to participate in this program would receive the same amount of cash as if the redemption had been paid directly in cash and would incur no more or less taxable gain than if the redemption had been paid directly in cash.
Redeeming shareholders electing not to participate in the program would be required to take delivery of any securities distributed upon redemption. Such shareholders could incur brokerage charges and other costs and may be exposed to market risk in selling the distributed securities.

If the Fund adopts a policy of distributing securities to meet redemptions, it may continue to meet redemptions in whole or in part using cash. During periods of volatile market conditions, the Fund could be expected to meet redemptions primarily through distributions of cash.

SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account for you. Share certificates are issued only on request.

Distributions. You may have your Fund distributions paid in one of the following ways:

  *  Full Reinvest
     Option Dividends and capital gains are reinvested in additional shares. This option will be assigned if you do not specify an option.
  *  Partial
     Reinvest
     Option Dividends are paid in cash and capital gains are reinvested in additional shares.
  *  Cash Option   Dividends and capital gains are paid in cash.
  *  Exchange
     Option Dividends and/or capital gains are reinvested in additional shares of another Eaton Vance fund chosen by you. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives and policies carefully.

Information from the Fund. From time to time, you may be mailed the following:

  * Annual and Semi-Annual Reports, containing performance information and financial statements.
  * Periodic account statements, showing recent activity and total share balance.
  *  Form 1099 and tax information needed to prepare your income tax returns.
  *  Proxy materials, in the event a shareholder vote is required.
  *  Special notices about significant events affecting your Fund.


Withdrawal Plan. You may redeem shares on a regular quarterly basis by establishing a systematic withdrawal plan. Withdrawal amounts must be at least $200 per year, or a specified percentage of net asset value of at least 4% but not more than 12% annually. For Class B and Class C shares, your withdrawals will not be subject to a CDSC. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Class A shares are subject to an initial sales charge, you should not make withdrawals from your account while you are making purchases.


Exchange Privilege. You may exchange your Fund shares for shares of the same class of another Eaton Vance fund. Exchanges are generally made at net asset value. If you have held Class A shares for less than six months, an additional sales charge may apply if you exchange. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase.


Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, you may write to the transfer agent (address on back cover) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges within 12 months, it will be deemed to be market timing. The exchange privilege may be terminated for market timing accounts.


Telephone Transactions. You can redeem or exchange shares by telephone as described in this prospectus. The transfer agent and the principal underwriter have procedures in place to authenticate telephone instructions (such as verifying personal account information). As long as the transfer agent and principal underwriter follow these procedures, they will not be responsible for unauthorized telephone transactions and you bear the risk of possible loss resulting from telephone transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"Street Name" Accounts. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-225-6265, or write to the transfer agent (see back cover for address).


TAX INFORMATION


While the Fund attempts to minimize and eliminate distributions, there can be no assurance that taxable distributions can be avoided. Distributions of any income and net realized short-term capital gains will be taxable as ordinary income. Distributions of any net realized long-term capital gains are taxable as long-term gains. Any distributions paid will generally be paid annually.

Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. Certain distributions paid in January (if any) will be taxable to shareholders as if received on December 31 of the prior year.


Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS


The financial highlights are intended to help you understand the Fund's financial performance for the past five years. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by Deloitte & Touche LLP, independent accountants. The report of Deloitte & Touche LLP and the Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request. The Fund began offering three classes of shares on November 1, 1997. Prior to that date, the Fund offered only Class B shares and Class A and Class C existed as separate funds.



                                           YEAR ENDED OCTOBER 31,
                        ---------------------------------------------------------------
                                    1998 (1)                   1997           1996*
                        ---------------------------------------------------------------
                        CLASS A     CLASS B      CLASS C     CLASS B         CLASS B
---------------------------------------------------------------------------------------
  Net asset value -
  Beginning of year     $ 14.680   $   14.550    $ 14.030    $ 11.150      $10.000
                        --------   ----------    --------    --------      -------
  Income (loss) from
  operations
  Net investment
  income (loss)         $  0.099   $   (0.027)   $ (0.053)   $ (0.011)     $(0.003)
  Net realized and
  unrealized gain on
  investments              2.371        2.347       2.263       3.411        1.153
                        --------   ----------    --------    --------     --------
  Total income from
  operations            $  2.470   $    2.320    $  2.210    $  3.400      $ 1.150
                        --------   ----------    --------    --------     --------
  Net asset value -
  End of year           $ 17.150   $   16.870    $ 16.240    $ 14.550      $11.150
                        --------   ----------    --------    --------     --------
  Total Return  (2)        16.83%       15.95%      15.75%      30.49%       11.50%
  Ratios/Supplemental
  Data
  Net assets, end of
  year (000's omitted)  $689,283   $1,801,720    $522,877    $574,740      $77,644
  Ratios (as a
  percentage of
  average daily net
  assets):
   Expenses (3)             0.67%        1.43%       1.59%       1.50 %       1.63 %+
   Net investment
    income (loss)           0.59%       (0.16)%     (0.33)%     (0.15 )%     (0.13 )%+
  Portfolio turnover
  of the Portfolio            12%          12%         12%         14%           6%


+    Annualized

* For the period from the start of business, March 28, 1996, to October 31, 1996.

(1) Net investment income (loss) per share was computed using average shares outstanding.

(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions, if any, are assumed to be reinvested at the net asset value on the ex-dividend date. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

{LOGO}              Mutual Funds
EATON VANCE           for People
                         Who Pay
                           Taxes(R)




MORE INFORMATION
--------------------------------------------------------------------------------

     About the Fund: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Portfolio's investments is available in the annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting:

                         Eaton Vance Distributors, Inc.
                                24 Federal Street
                                Boston, MA 02110
                                 1-800-225-6265
                           website: www.eatonvance.com


     You will find and may copy information about the Fund at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-800-SEC-0330 for information); on the SEC's Internet site (http://www.sec.gov); or upon payment of copying fees by writing to the SEC's public reference room in Washington, DC 20549-6009.

     About Shareholder Accounts: You can obtain more information from Eaton Vance Share- holder Services (1-800-225-6265). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------

                       First Data Investor Services Group
                                  P.O. Box 5123
                           Westborough, MA 01581-5123
                                 1-800-262-1122



SEC File No.  811-4015                                                      TMGP

{LOGO}              Mutual Funds
EATON VANCE           for People
                         Who Pay
                           Taxes(R)





                             Eaton Vance Tax-Managed
                              Emerging Growth Fund

               A mutual fund seeking long-term, after tax returns
                    by investing in emerging growth companies

                             Eaton Vance Tax-Managed
                            International Growth Fund


               A mutual fund seeking long-term, after tax returns
                        by investing in foreign companies


                                Prospectus Dated
                                  March 1, 1999

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Information in this prospectus
                                           Page                           Page
--------------------------------------------------------------------------------
Fund Summaries                               2    Sales Charges            8
Investment Objectives &                           Redeeming Shares         9
  Principal Policies and Risks               5    Shareholder Account
Management and Organization                  6      Features              10
Valuing Shares                               7    Tax Information         11
Purchasing Shares                            7    Financial Highlights    12
--------------------------------------------------------------------------------


 This prospectus contains important information about the Funds and the services available to shareholders. Please save it for reference.

FUND SUMMARIES

This page summarizes the investment objectives, and principal strategies and risks of investing in each Fund. Information about the performance, fees and expenses of each Fund is presented on the pages that follow.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

Eaton Vance Tax-Managed Emerging Growth Fund. Tax-Managed Emerging Growth Fund's investment objective is to achieve long-term, after-tax returns for its shareholders through investing in a diversified portfolio of equity securities of emerging growth companies. Emerging growth companies are companies that are expected to achieve earnings growth and profit margins over the long-term that substantially exceed the average of all publicly-traded stocks in the United States.

Eaton Vance Tax-Managed International Growth Fund. Tax-Managed International Growth Fund's investment objective is to achieve long-term, after-tax returns for its shareholders by investing in a diversified portfolio of foreign equity securities. The Fund invests primarily in common stocks of companies included in the Morgan Stanley Capital International Europe, Australasia, Far East ("EAFE") Index. The EAFE Index is an unmanaged index of approximately 1,100 companies located in twenty countries.


TAX-MANAGED INVESTING


Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Funds attempt to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Funds seek to achieve returns primarily in the form of price appreciation (which is not subject to current tax). The Funds seek to minimize income distributions and distributions of realized short-term gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management of the Funds are the following:


  *  investing primarily in lower-yielding growth stocks;
  *  employing a long-term, low turnover approach to investing;
  *  attempting to avoid net realized short-term gains;
  *  when appropriate, selling stocks trading below cost to realize losses;
  *  in selling appreciated stocks, selecting the most tax-favored share lots;
     and
  * selectively using tax-advantaged hedging techniques as an alternative to taxable sales.


The Funds can generally be expected to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.


PRINCIPAL RISK FACTORS


Each Fund's shares are sensitive to stock market volatility. If there is a general decline in the value of exchange-listed stocks, the value of a Fund's shares will also likely decline. Changes in stock market values can be sudden and unpredictable. Also, although stock values can rebound, there is no assurance that values will return to previous levels. Each Fund seeks to minimize stock-specific risk by diversifying its holdings among many companies and industries.

In addition to stock market risk, shares of Tax-Managed Emerging Growth Fund are sensitive to factors affecting emerging growth companies. The securities of emerging growth companies are generally subject to greater price fluctuation and investment risk than securities of more established companies.

Because the Funds invest in foreign securities, the value of Fund shares may be affected by changes in currency exchange rates and other developments abroad. Each Fund may engage in derivative transactions to protect against price declines, to enhance returns or as a substitute for purchasing or selling securities. The use of these techniques is subject to certain limitations and may expose a Fund to increased risk of principal loss. Some of the securities held by a Fund may be subject to restrictions on resale, making them less liquid and more difficult to value.


No Fund is a complete investment program and you may lose money by investing. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                  Eaton Vance Tax-Managed Emerging Growth Fund

Performance Information. The following bar chart and table provide information about Tax-Managed Emerging Growth Fund's performance, including a comparison of the Fund's performance to the performance of domestic and foreign stock indices. Although past performance is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change. The following returns are for Class B shares for each calendar year through December 31, 1998 and do not reflect sales charges. If the sales charge was reflected, the returns would be lower.


                                     11.9%
--------------------------------------------------------------------------------
                                      1998


The Fund's highest quarterly total return was 23.5% for the quarter ended December 31, 1998, and its lowest quarterly return was -17.4% for the quarter ended September 30, 1998.


 Average Annual Total Return as of December 31, 1998                 Year
--------------------------------------------------------------------------------
 Class A Shares                                                       5.5%
 Class B Shares                                                       6.0%
 Class C Shares                                                      10.0%
 Standard & Poor's 600 Smallcap                                      -1.3%


These returns reflect the maximum sales charge for Class A (5.75%) and any applicable CDSC for Class B and Class C. The Standard & Poor's 600 Smallcap is an index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation. The stocks represented by this index involve investment risks which may include the loss of principal invested.

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.


Shareholder Fees
(fees paid directly
from your investment)              Class A        Class B        Class C
--------------------------------------------------------------------------------
Maximum Sales Charge
(as a percentage of
offering price)                    5.75%          None           None

Maximum Deferred Sales
Charge (as a percentage
of the lower of net asset
value at time of purchase
or time of redemption)             None           5.00%          1.00%

Sales Charge Imposed on
Reinvested Distributions           None           None           None

Exchange Fee                       None           None           None


Annual Fund Operating
Expenses (expenses that
are deducted from Fund
assets)                            Class A        Class B        Class C
--------------------------------------------------------------------------------
Management Fees                    0.63%          0.63%          0.63%

Distribution and Services
(12b-1) Fees*                      0.00%          0.83%          1.00%

Other Expenses**                   0.58%          0.58%          0.58%
                                   -----          -----          -----
Total Annual Fund
Operating Expenses                 1.22%          2.04%          2.21%


* Long-term shareholders of Class B and Class C shares may pay more than the economic equivalent of the front-end sales charge permitted by the National Association of Securities Dealers, Inc.


** Other Expenses for Class A shares includes a service fee of less than 0.01%.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    1  Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
 Class A shares                     $   691    $   937    $ 1,202      $ 1,957
 Class B shares                     $   707    $ 1,040    $ 1,298      $ 2,369
 Class C shares                     $   324    $   691    $ 1,185      $ 2,544


You would pay the following expenses if you did not redeem your shares:


                                    1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
 Class A shares                     $  691    $   937    $ 1,202      $ 1,957
 Class B shares                     $  207    $   640    $ 1,098      $ 2,369
 Class C shares                     $  224    $   691    $ 1,185      $ 2,544

                Eaton Vance Tax-Managed International Growth Fund

Performance information for the Tax-Managed International Growth Fund is not presented because the Fund does not have a full year of operating history.

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.


Shareholder Fees
(fees paid directly
from your investment)              Class A        Class B        Class C
--------------------------------------------------------------------------------
Maximum Sales Charge
(as a percentage of
offering price)                    5.75%          None           None

Maximum Deferred Sales
Charge (as a percentage
of the lower of net asset
value at time of purchase
or time of redemption)             None           5.00%          1.00%

Sales Charge Imposed on
Reinvested Distributions           None           None           None

Exchange Fee                       None           None           None


Annual Fund Operating
Expenses (expenses that
are deducted from Fund
assets)                            Class A        Class B        Class C
--------------------------------------------------------------------------------
Management Fees                    1.00%          1.00%          1.00%

Distribution and Services
(12b-1) Fees*                      0.00%          0.75%          1.00%

Other Expenses**                   1.20%          1.20%          1.20%
                                   -----          -----          -----
Total Annual Fund
Operating Expenses                 2.20%          2.95%          3.20%


* For the period ended October 31, 1998, the Fund's Management Fee was 0.77% of average daily net assets because the investment adviser waived a portion of its fee.
** Long-term shareholders of Class B and Class C shares may pay more than the economic equivalent of the front-end sales charge permitted by the National Association of Securities Dealers, Inc. Class B shares will begin paying a service fee during the quater ending June 30, 1999.
*** Class A shares will begin paying a service fee during the quarter ending June 30, 1999.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                      1 Year        3 Years
--------------------------------------------------------------------------------
 Class A shares                                       $    763          $1,576
 Class B shares                                       $    775          $1,640
 Class C shares                                       $    400          $1,562

You would pay the following expenses if you did not redeem your shares:

                                                      1 Year        3 Years
--------------------------------------------------------------------------------
 Class A shares                                       $    763          $1,576
 Class B shares                                       $    275          $1,440
 Class C shares                                       $    300          $1,562

INVESTMENT OBJECTIVES & PRINCIPAL POLICIES AND RISKS

Tax-Managed Emerging Growth Fund. Tax-Managed Emerging Growth Fund's investment objective is to achieve long-term, after-tax returns for its shareholders through investing in a diversified portfolio of equity securities of emerging growth companies. The Fund's investment objective may not be changed without shareholder approval. Certain of the Fund's policies may be changed by the Trustees without shareholder approval.

Tax-Managed Emerging Growth Fund invests in a broadly diversified selection of publicly-traded equity securities of emerging growth companies that are believed to have superior long-term earnings growth prospects. The investment adviser considers "emerging growth companies" to be companies that are expected to demonstrate earnings growth rates and profit margins over the long-term that are substantially in excess of the average of all publicly-traded companies in the United States. The investment adviser expects that many emerging growth companies will have annual revenues of $1 billion or less at the time they are acquired by the Fund, but the Fund may also invest in larger and smaller companies having emerging growth characteristics.

Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of emerging growth companies. Many emerging growth companies are in the early stages of their development, are dependent on fewer products or services than more established companies, may lack substantial capital reserves and do not have established performance records. Emerging growth stocks frequently have less trading volume than stocks of more established companies making them more volatile and difficult to value.

The portfolio manager seeks to purchase securities that are favorably priced in relation to their fundamental value. In making investment decisions, the portfolio manager relies on the investment adviser's research staff. As noted below, the portfolio manager may sell securities to realize capital losses that can be used to offset capital gains. Use of this tax management strategy increased the Fund's portfolio turnover rate for the fiscal year ended October 31, 1998. A fund with a high turnover rate (100% or more) pays more commissions, which may reduce return.


Tax-Managed International Growth Fund. Tax-Managed International Growth Fund's investment objective is to achieve long-term, after-tax returns for its shareholders by investing in a diversified portfolio of foreign equity securities. The Fund's investment objective may not be changed without shareholder approval. Certain of the Fund's policies may be changed by the Trustees without shareholder approval.


Under normal market conditions, the Fund will invest at least 65% of its total assets in foreign equity securities. The portfolio manager expects to invest primarily in companies included in the EAFE Index. The Fund seeks to outperform the EAFE Index on both a pre-tax and after-tax basis. The Fund maintains investments in not less than five different countries and will not invest more than 25% of total assets in any one industry.

The portfolio manager uses both a quantitative  method and fundamental  research
in  managing  the  Fund.  The  Fund  generally  acquires   securities  with  the
expectation of holding them for at least five years.

Each Fund seeks to achieve long-term, after-tax returns in part by minimizing the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains. Taxes on investment income are minimized by investing primarily in lower-yielding securities. Taxes on realized capital gains are minimized by maintaining relatively low portfolio turnover and avoiding or minimizing the sale of securities with large accumulated capital gains. Each Fund generally seeks to avoid net realized short-term capital gains. When a decision is made to sell a particular appreciated security, the portfolio manager will select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gains treatment that have the highest cost basis. The portfolio manager may sell securities to realize capital losses that can be used to offset realized gains. When selling a security, the portfolio manager will generally consider the after-tax proceeds of the transaction.

To protect against price declines in securities holdings with large accumulated gains, each Fund may use various hedging techniques (such as purchased put options, equity collars (combining the purchase of a put option and the sale of a call option), equity swaps, covered short sales, and the purchase or sale of stock index futures contracts). By using these techniques rather than selling appreciated securities, the Fund can reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. These derivative instruments may also be used by the Portfolio to enhance return or as a substitute for the purchase or sale of securities. The use of derivatives is highly specialized. The built-in leverage inherent to many derivative instruments can result in losses that substantially exceed the initial amount paid or received by the Fund. Equity swaps and over-the-counter options are private contracts in which there is a risk of loss in the event of a counterparty's default. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying security.

Tax-Managed International Growth Fund invests in foreign securities and Tax-Managed Emerging Growth Fund may invest up to 20% of assets in foreign securities. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Because investment in foreign companies will usually involve currencies of foreign countries, the value of assets of the Fund as measured by U.S. dollars may be adversely affected by changes in currency exchange rates. Such rates may fluctuate significantly over short periods of time causing a Fund's net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies. Many European countries have adopted a single European currency, the euro. The consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities eligible for purchase by the Funds are presently unclear. Such consequences may adversely affect the value and/or increase the volatility of securities held by a Fund. In addition, foreign brokerage commissions, custody fees and other costs of investing are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign issuers could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. Transactions in the securities of foreign issuers could be subject to settlement delays and risk of loss.

The Fund may invest not more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Certain
Section 4(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

During unusual market conditions, each Fund may temporarily invest up to 100% of its assets in cash or cash equivalents. While temporarily invested, a Fund may not achieve its investment objective. Each Portfolio may also temporarily borrow at any time up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

Each Fund's investment policies include a fundamental investment provision allowing the Fund to invest its assets in one or more open-end management investment companies having substantially the same investment policies and restrictions as the Fund with respect to the assets so invested. This investment company would be advised by the investment adviser (or an affiliate) and the Fund would pay no advisory fee with respect to the assets so invested. The Board of Trustees may implement the new investment policy without shareholder approval at any time.

Like most mutual funds, the Funds rely on computers in conducting daily business and processing information. There is a concern that on January 1, 2000 some computer programs will be unable to recognize the new year and as a consequence computer malfunctions will occur. Eaton Vance is taking steps that it believes are reasonably designed to address this potential problem and to obtain satisfactory assurance from other service providers to the Funds that they are also taking steps to address the issue. There can, however, be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds or shareholders. The Year 2000 concern may also adversely impact issuers of securities held by a Fund.


MANAGEMENT AND ORGANIZATION

Management. Each Fund's investment adviser is Eaton Vance Management ("Eaton Vance"), 24 Federal Street, Boston, Massachusetts 02110. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage over $33 billion on behalf of mutual funds, institutional clients and individuals.


The investment adviser manages the investments of each Fund and provides related office facilities and personnel. Under its investment advisory agreement with the Trust on behalf of the Tax-Managed Emerging Growth Fund, Eaton Vance receives a monthly advisory fee of 5/96 of 1% (equivalent to 0.625% annually) of the average daily net assets of the Fund up to and including $500 million. On net assets of $500 million and over the annual fee is reduced. For the fiscal year ended October 31, 1998, the Fund paid Eaton Vance advisory fees equivalent to 0.625% of its average daily net assets.


Under its investment advisory agreement with the Trust on behalf of the Tax-Managed International Growth Fund, Eaton Vance receives a monthly advisory fee of 1/12 of 1% (equivalent to 1.00% annually) of the average daily net assets of the Fund up to $500 million. On net assets of $500 million and over the annual fee is reduced. For the fiscal year ended October 31, 1998, the Fund paid Eaton Vance advisory fees equivalent to 0.77% of its average daily net assets (which amount reflects a partial fee waiver by Eaton Vance).

Edward E. Smiley, Jr. has acted as the portfolio manager of the Tax-Managed Emerging Growth Fund since it commenced operations. He has been a Vice President of Eaton Vance and BMR since joining Eaton Vance in 1996. Prior to joining Eaton Vance, he was Senior Product Manager, Equity management for TradeStreet Investment Associates, Inc., a wholly-owned subsidaiary of NationsBank.

Armin J. Lang has acted as the portfolio manager of the Tax-Managed International Growth Fund since it commenced operations. He has been a Vice President of Eaton Vance and BMR since joining Eaton Vance in 1998. Prior to joining Eaton Vance, he was an international equity protfolio manager and quantitative strategist at Standish, Ayer & Wood.


The investment adviser and each Fund have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Eaton Vance employees may purchase and sell securities (including securities held by a Fund) subject to certain pre-clearance and reporting requirements and other procedures.

Eaton Vance serves as administrator of each Fund, providing the Fund with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

Organization. Each Fund is a series of Eaton Vance Mutual Funds Trust, a Massachusetts business trust. The Fund does not hold annual shareholder meetings, but may hold special meetings for matters that require shareholder approval (like electing or removing trustees, approving management contracts or changing investment policies that may only be changed with shareholder approval).

Because the Funds use this combined prospectus, a Fund could be held liable for a misstatement or omission made about another Fund. The Trust's Trustees considered this in approving the use of a combined prospectus.


VALUING SHARES


Each Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The price of Fund shares is their net asset value. Exchange-listed securities are generally valued at closing sale prices; however, the investment adviser may use the fair value of a security if events occurring after the close of an exchange would materially affect net asset value. Because foreign securities trade on days when Fund shares are not priced, net asset value can change at times when Fund shares cannot be redeemed.

When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).


PURCHASING SHARES

You may purchase Fund shares through your investment dealer or by mailing the account application form included in this prospectus to the transfer agent (see back cover for address). Your initial investment must be at least $1,000. The price of Class A shares is the net asset value plus a sales charge. The price of Class B and Class C shares is the net asset value; however, you may be subject to a sales charge (called a "contingent deferred sales charge" or "CDSC") if you redeem Class B shares within six years of purchase and Class C shares within one year of purchase. The sales charges are described below. Your investment dealer can help you decide which class of shares suits your investment needs.

You may purchase Fund shares for cash or in exchange for securities. Please call 1-800-225-6265 for information about exchanging securities for Fund shares. If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. A Fund may suspend the sale of its shares at any time and any purchase order may be refused.

After your initial investment, additional investments of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class with each investment.


You may also make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts and certain group purchase plans.

Sales Charges

Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:


                                    Sales Charge             Sales Charge               Dealer Commission
                                  as Percentage of        as Percentage of Net          as a Percentage of
Amount of Purchase                 Offering Price           Amount Invested               Offering Price
-----------------------------------------------------------------------------------------------------------
Less than $50,000                       5.75%                    6.10%                         5.00%
$50,000 but less than $100,000          4.75%                    4.99%                         4.00%
$100,000 but less than $250,000         3.75%                    3.90%                         3.00%
$250,000 but less than $500,000         3.00%                    3.09%                         2.50%
$500,000 but less than $1,000,000       2.00%                    2.04%                         1.75%
$1,000,000 or more                      0.00*                    0.00*                         See Below

* No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of r edemptions within 12 months of purchase.

The principal underwriter will pay a commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts over $3 million but less than $5 million; plus 0.25% on amounts over $5 million. Purchases of $1 million or more will be aggregated over a 12-month period for purposes of determining the commission. The principal underwriter may also pay commissions of up to 1.00% on sales of Class A shares to certain tax-deferred retirement plans.

Contingent Deferred Sales Charge. Each Class of shares is subject to a CDSC on certain redemptions. If Class A shares are purchased at net asset value because the purchase amount is $1 million or more, they are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class B shares are subject to the following CDSC schedule:

  Year of Redemption After Purchase                              CDSC
--------------------------------------------------------------------------------
 First or Second                                                 5%
 Third                                                           4%
 Fourth                                                          3%
 Fifth                                                           2%
 Sixth                                                           1%
 Seventh or following                                            0%

The CDSC is based on the lower of the net asset value at the time of purchase or the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.


Reducing or Eliminating Sales Charges. Front-end sales charges may be reduced under the right of accumulation or under a statement of intention. Under the right of accumulation, sales charges are reduced if the current market value of your current holdings (shares at current offering price), plus your new purchases, reach $50,000 or more. Class A shares of other Eaton Vance funds owned by you can be included as part of your current holdings for this purpose. Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. The principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until the statement is satisfied or the 13-month period expires. See the account application for details.


Class A shares are offered at net asset value through certain wrap fee programs and other programs sponsored by investment dealers that charge fees for their services. Ask your investment dealer for details. Certain persons associated with Eaton Vance, other advisers to Eaton Vance funds, the transfer agent, the custodian and investment dealers may purchase shares at net asset value.

The Class B and Class C CDSCs are waived for redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features") and in connection with certain redemptions from tax-sheltered retirement plans. Call 1-800-225-6265 for details. The Class B CDSC is also waived following the death of all beneficial owners of shares, but only if the redemption is requested within one year after death (a death certificate and other applicable documents may be required).

If you redeem shares, you may reinvest at net asset value any portion or all of the redemption proceeds in the same class of shares of the Fund (or, for Class A shares, in Class A shares of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Your account will be credited with any CDSC paid in connection with the redemption. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.


Distribution and Service Fees. Class B and Class C shares have adopted a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class B and Class C shares pay distribution fees of .75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. All classes pay service fees for personal and/or account services not exceeding .25% of average daily net assets annually. Class A and Class B only pay service fees on shares that have been outstanding for 12 months.



REDEEMING SHARES

You can redeem shares in any of the following ways:


     By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

     By Telephone   You can redeem up to $50,000 b y calling the transfer  agent at 1-800-262-1122 on Monday through Friday, 9:00 a.m. to 4:00 p.m. (eastern time). Proceeds of a telephone redemption can be mailed only to the account address. Shares held by corporations, trusts or certain other entities, or subject to fiduciary arrangements, cannot be redeemed by telephone.

     Through
     an Investment
     Dealer Your investment dealer is responsible for transmitting the order promptly. A dealer may charge a fee for this service.


If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.


If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked to either add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

Meeting Redemptions by Distributing Portfolio Securities. The Fund currently will meet redemptions entirely in cash, but in the future may adopt a policy of meeting redemption requests in whole or in part by distributing appreciated securities chosen by the investment adviser. The Fund would only distribute readily marketable securities, which would be valued pursuant to the Fund's valuation procedures. The practice of distributing appreciated securities to meet redemptions can be a useful tool for tax-efficient management. A policy of meeting redemptions in whole or in part through the distribution of securities will only be established after any necessary regulatory approvals are received and in conjunction with putting in place a program whereby redeeming shareholders who receive securities could elect to sell the securities received to Eaton Vance, the Fund's custodian or a designated agent without transaction costs and at a price equal to the price used in determining the redemption value of the distributed securities. Redeeming shareholders who receive securities and who elect to participate in this program would receive the same amount of cash as if the redemption had been paid directly in cash and would incur no more or less taxable gain than if the redemption had been paid directly in cash.
Redeeming shareholders electing not to participate in the program would be required to take delivery of any securities distributed upon redemption. Such shareholders could incur brokerage charges and other costs and may be exposed to market risk in selling the distributed securities.

If the Fund adopts a policy of distributing securities to meet redemptions, it may continue to meet redemptions in whole or in part using cash. During periods of volatile market conditions, the Fund could be expected to meet redemptions primarily through distributions of cash.


SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account for you. Share certificates are issued only on request.

Distributions. You may have your Fund distributions paid in one of the following ways:


  *  Full Reinvest
     Option         Dividends  and capital  gains are  reinvested  in additional shares.  This  option will be assigned if you do not specify an option.
  *  Partial
     Reinvest
     Option         Dividends are paid in cash and capital gains are  reinvested in  additional  shares.
  *  Cash Option    Dividends  and  capital  gains  are paid in cash.
  *  Exchange
     Option         Dividends  and/or capital gains are reinvested in additional shares of another  Eaton  Vance fund  chosen by you.  Before selecting  this option,  you must obtain a prospectus of the
                    other  fund  and  consider  its   objectives   and  policies
                    carefully.

Information from the Fund. From time to time, you may be mailed the following:

     * Annual and Semi-Annual Reports, containing performance information and financial statements.
     * Periodic account statements, showing recent activity and total share balance.
     * Form 1099 and tax information needed to prepare your income tax returns.
     *    Proxy materials, in the event a shareholder vote is required.
     *    Special notices about significant events affecting your Fund.


Withdrawal Plan. You may redeem shares on a regular quarterly basis by establishing a systematic withdrawal plan. Withdrawal amounts must be at least $200 per year, or a specified percentage of net asset value of at least 4% but not more than 12% annually. For Class B and Class C shares, your withdrawals will not be subject to a CDSC. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Class A shares are subject to an initial sales charge, you should not make withdrawals from your account while you are making purchases.


Exchange Privilege. You may exchange your Fund shares for shares of the same class of another Eaton Vance fund. Exchanges are generally made at net asset value. If you have held Class A shares for less than six months, an additional sales charge may apply if you exchange. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase.


Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, you may write to the transfer agent (address on back cover) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges within 12 months, it will be deemed to be market timing. The exchange privilege may be terminated for market timing accounts.


Telephone Transactions. You can redeem or exchange shares by telephone as described in this prospectus. The transfer agent and the principal underwriter have procedures in place to authenticate telephone instructions (such as verifying personal account information). As long as the transfer agent and principal underwriter follow these procedures, they will not be responsible for unauthorized telephone transactions and you bear the risk of possible loss resulting from telephone transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"Street Name" Accounts. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-225-6265, or write to the transfer agent (see back cover for address).

TAX INFORMATION


While the Fund attempts to minimize and eliminate distributions, there can be no assurance that taxable distributions can be avoided. Distributions of any income and net realized short-term capital gains will be taxable as ordinary income. Distributions of any net realized long-term capital gains are taxable as long-term gains. Any distributions paid will generally be paid annually.

Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. Certain distributions paid in January (if any) will be taxable to shareholders as if received on December 31 of the prior year.


Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand a Fund's financial performance for the past five years. Certain information in the tables reflect the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by Deloitte & Touche LLP, independent accountants. The report of Deloitte & Touche LLP and each Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request.


                                         TAX-MANAGED EMERGING GROWTH FUND
                                              YEAR ENDED OCTOBER 31,
                                       1998                              1997
                         CLASS A     CLASS B     CLASS C    CLASS A*   CLASS B*    CLASS C*
  Net asset value -
  Beginning of year     $ 9.740     $ 9.740     $ 9.720     $10.000    $10.000     $10.000
                        -------     -------     -------     -------    -------     -------
  Income (loss) from
  operations
  Net investment
  income (loss)         $(0.040)    $(0.090)    $(0.092)    $ 0.008    $ 0.005     $ 0.003
  Net realized and
  unrealized loss        (0.240)     (0.260)     (0.258)     (0.268)    (0.265)     (0.283)
                        -------     -------     -------     -------    -------     -------
  Net loss from
  operations            $(0.280)    $(0.350)    $(0.350)    $(0.260)   $(0.260)    $(0.280)
                        -------     -------     -------     -------    -------     -------
  Net asset value -
  End of year           $ 9.460     $ 9.390     $ 9.370     $ 9.740    $ 9.740     $ 9.720
                        =======     =======     =======     =======    =======     =======
  Total Return (1)        (2.87)%     (3.59)%     (3.60)%     (2.60)%    (2.60)%     (2.80)%
  Ratios/Supplemental
  Data
  Net assets, end of
  year (000's omitted)  $28,035     $52,641     $18,455     $ 3,925    $ 8,613     $ 2,051
  Ratios (as a
  percentage of
  average daily net
  assets):
   Expenses                1.21%       2.04%       2.21%       0.63%+     1.37%+      1.56%+
   Net investment
    income (loss)         (0.57)%     (1.41)%     (1.58)%      1.83%+     1.13%+      0.90%+
  Portfolio turnover
  of the  Fund              110%        110%        110%       7.00%      7.00%       7.00%


                                                   (See footnotes on last page.)


                                       TAX-MANAGED INTERNATIONAL GROWTH FUND
                                               YEAR ENDED OCTOBER 31,
                                                     1998 (2)
                                        CLASS A*    CLASS B*       CLASS C*
  Net asset value - Beginning of
  period                               $10.000     $  10.000      $  10.000
                                       -------     ---------      ---------
  Income (loss) from operations
  Net investment income (loss)         $ 0.012     $  (0.039)     $  (0.055)
  Net realized and unrealized loss      (1.172)       (1.151)        (1.145)
                                       -------     ---------      ---------
  Total loss from operations           $(1.160)    $  (!.190)     $  (!.200)
                                       -------     ---------      ---------
  Net asset value - End of period      $ 8.840     $   8.810      $   8.800
                                       =======     =========      =========
  Total return  (1)                    (11.60)%      (11.90)%       (12.00)%
  Ratios/Supplemental Data
  Net assets, end of year (000's
  omitted)                             $ 6,659     $   9,808      $   4,416
  Ratios (as a percentage of average
  daily net assets):*
   Net expenses                           1.97%+        2.72%+         2.97%+
   Net expenses after custodian fee
    reduction                             1.95%+        2.70%+         2.95%+
   Net investment income (loss)           0.25%+      (0.80)%+       (1.15)%+
  Portfolio turnover of the Fund            14%           14%            14%

+ The operating expenses of the Fund reflect a waiver of the investment adviser fee. Had such action not been taken, the ratios and investment income (loss) per share would have been as follows:


  Ratios (as a percentage
  of average net assets):
   Expenses                               2.20%+       2.95%+         3.20%+
   Expenses after
   custodian fee reduction                2.18%+       2.93%+         3.18%+
   Net investment income (loss)           0.02%+      (1.03)%+       (1.38)%+
  Net investment income (loss)
  per share                               $0.001     $(0.050)       $(0.066)

+    Computed on an annualized basis.

* For the Tax-Managed Emerging Growth Fund for Class A for the period from the start of business, September 25, 1997, to October 31, 1998 and for Class B and Class C for the period from the start of business September 29, 1997, to October 31, 1998 and for the Tax-Managed International Growth Fund for the period from the start of business, April 22, 1998, to October 31, 1998.

(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions, if any, are assumed to be reinvested at the net asset value on the ex-dividend date. Total return is not computed on an annualized basis.

(2) Net investment income (loss) per share was computed using average shares outstanding.

{LOGO}              Mutual Funds
EATON VANCE           for People
                         Who Pay
                           Taxes(R)





MORE INFORMATION
--------------------------------------------------------------------------------

     About the Fund: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about each Fund's investments is available in the annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting:

                         Eaton Vance Distributors, Inc.
                                24 Federal Street
                                Boston, MA 02110
                                 1-800-225-6265
                           website: www.eatonvance.com

     You will find and may copy information about each Fund at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-800-SEC-0330 for information); on the SEC's Internet site (http://www.sec.gov); or upon payment of copying fees by writing to the SEC's public reference room in Washington, DC 20549-6009.

     About Shareholder Accounts: You can obtain more information from Eaton Vance Share- holder Services (1-800-225-6265). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------


                       First Data Investor Services Group
                                  P.O. Box 5123
                           Westborough, MA 01581-5123
                                 1-800-262-1122



SEC File No.  811-4015                                                     MGIGP

                                    PART B
        INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                                          STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                          March 1, 1999
                      EATON VANCE STRATEGIC INCOME FUND
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265


    This Statement of Additional Information ("SAI") provides general information about the Fund and the Portfolio and High Income Portfolio (the "HI Portfolio"). The Fund is a series of Eaton Vance Mutual Funds Trust. Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the prospectus. This SAI contains additional information about:

                                                                           Page
Strategies and Risks ..................................................     1
Investment Restrictions ...............................................     5
Management and Organization ...........................................     6
Investment Advisory and Administrative Services .......................    10
Other Service Providers ...............................................    12
Purchasing and Redeeming Shares .......................................    12
Sales Charges .........................................................    14
Performance ...........................................................    17
Taxes .................................................................    19
Portfolio Security Transactions .......................................    20
Financial Statements ..................................................    22

Appendices:
A: Class A Fees, Performance and Ownership ............................   a-1
B: Class B Fees, Performance and Ownership ............................   b-1
C: Class C Fees, Performance and Ownership ............................   c-1
D: Description of Securities Ratings ..................................   d-1

    THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED MARCH 1, 1999, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS, WHICH MAY BE OBTAINED BY CALLING 1-800-225-6265.

                             STRATEGIES AND RISKS


MORTGAGE-BACKED SECURITIES

While it is not possible to accurately predict the life of a particular issue of a mortgage-backed "pass-through" security held by the Portfolio, the actual life of any such security is likely to be substantially less than the average maturity of the mortgage pool underlying the security. This is because unscheduled early prepayments of principal on the security owned by the Portfolio will result from the prepayment, refinancing or foreclosure of the underlying mortgage loans in the mortgage pool. The Portfolio, when the monthly payments (which may include unscheduled prepayments) on such a security are passed through to it, may be able to reinvest them only at a lower rate of interest. Because of the regular scheduled payments of principal and the early unscheduled prepayments of principal, the mortgage-backed "pass-through" security is less effective than other types of obligations as a means of "locking-in" attractive long-term interest rates. As a result, this type of security may have less potential for capital appreciation during periods of declining interest rates than other U.S. Government securities of comparable maturities, although many issues of mortgage-backed "pass-through" securities may have a comparable risk of decline in market value during periods of rising interest rates. If such a security has been purchased by the Portfolio at a premium above its par value, both a scheduled payment of principal and an unscheduled prepayment of principal, which would be made at par, will accelerate the realization of a loss equal to that portion of the premium applicable to the payment or prepayment and will reduce the Fund's total return. If such a security has been purchased by the Portfolio at a discount from its par value, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income, which, when distributed to Fund shareholders, will be taxable as ordinary income. The Portfolio intends to acquire the majority of its holdings of mortgage-backed "pass-through" securities at a discount from par value.


INCOME PRODUCING SECURITIES. Included in the income producing securities in which the Portfolio may invest are preferred and preference stocks, convertible bonds, securities of real estate investment trusts and natural resource companies, stripped debt obligations, closed-end investment companies (that invest primarily in debt securities the Portfolio could invest in), equipment lease certificates, equipment trust certificates and conditional sales contracts. Preference stocks are stocks that have many characteristics of preferred stocks, but are typically junior to an existing class of preferred stocks. Securities of real estate investment trusts, such as debentures, are affected by conditions in the real estate industry and interest rates. Securities of natural resource companies are subject to price fluctuation based upon inflationary pressures and demand for natural resources. Stripped debt obligations are comprised of principal only or interest only obligations. The value of closed-end investment company securities, which are generally traded on an exchange, is affected by demand for those securities regardless of the demand for the underlying portfolio assets. Equipment lease certificates are debt obligations secured by leases on equipment (such as railroad cars, airplanes or office equipment), with the issuer of the certificate being the owner and lessor of the equipment. The issuers of equipment lease certificates tend to be industrial, transportation and leasing companies. Equipment trust certificates are debt obligations secured by an interest in property (such as railroad cars or airplanes), the title of which is held by a trustee while the property is being used by the borrower. Conditional sales contracts are agreements under which the seller of property continues to hold title to the property until the purchase price is fully paid or other conditions are met by the buyer. Equity securities received upon conversion of convertible securities may be retained by the Portfolio. HI Portfolio may also invest in all of the foregoing.

    The Portfolio (and HI Portfolio) may purchase fixed-rate bonds which have a demand feature allowing the holder to redeem the bonds at specified times. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, since a Portfolio may retain the bond if interest rates decline. By acquiring these kinds of bonds a Portfolio obtains the contractual right to require the issuer of the bonds to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement or instrument. Since this right is assignable only with the bond, a Portfolio will not assign any separate value to such right. A Portfolio may purchase floating or variable rate obligations. A Portfolio may also purchase warrants.

    The Portfolio's (and HI Portfolio's) investments in high yield, high risk obligations rated below investment grade, which have speculative characteristics, bear special risks. They are subject to greater credit risks, including the possibility of default or bankruptcy of the issuer. The value of such investments may also be subject to a greater degree of volatility in response to interest rate fluctuations, economic downturns and changes in the financial condition of the issuer. These securities generally are less liquid than higher quality securities. During periods of deteriorating economic conditions and contractions in the credit markets, the ability of such issuers to service their debt, meet projected goals or obtain additional financing may be impaired. Each Portfolio will take such action as it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any such obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons and firms (including affiliates of the investment adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by each Portfolio as a result of any such event. A Portfolio will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations.


    The Portfolio may invest in obligations of domestic and foreign companies in the group consisting of the banking and the financial services industries. Companies in the banking industry include U.S. and foreign commercial banking institutions (including their parent holding companies). Companies in the financial services industry include finance companies, diversified financial services companies and insurance and insurance holding companies. Companies engaged primarily in the investment banking, securities, investment advisory or investment company business are not deemed to be in the financial services industry for this purpose. The securities held by the Portfolio may be affected by economic or regulatory developments in or related to such industries. Sustained increases in interest rates can adversely affect the availability and cost of funds for an institution's lending activities, and a deterioration in general economic conditions could increase the institution's exposure to credit losses.


    A bank from whom a Portfolio acquires a loan participation interest may be treated as a co-issuer for tax diversification purposes to the extent that the Portfolio does not have direct recourse against the borrower of the underlying loan and is therefore relying on the credit of such bank. For industry concentration purposes, the investment adviser will consider all relevant factors in determining the issuer of a loan interest, including: the credit quality of the borrower, the amount and quality of the collateral, the terms of the loan agreement and the other relevant agreements (including inter- creditor agreements), the degree to which the credit of such interpositioned person was deemed material to the decision to purchase the loan interest, the interest rate environment, and general economic conditions applicable to the borrower and such interpositioned person.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS A Portfolio may purchase and sell securities on a "forward commitment" or "when-issued" basis. Forward commitment or when-issued transactions arise when securities are purchased or sold by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to a Portfolio at the time of entering into the transaction. However, the yield on a comparable security when the transaction is consummated may vary from the yield on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. When the Portfolio engages in forward commitment or when-issued transactions, a Portfolio relies on the seller or buyer, as the case may be, to consummate the sale. Failure to do so may result in a Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to the transaction. To the extent a Portfolio engages in forward commitment or when-issued transactions, it will do so for the purpose of acquiring or disposing of securities held by a Portfolio consistent with a Portfolio's investment objective and policies and not for the purpose of investment leverage.

LENDING OF PORTFOLIO SECURITIES. Each Portfolio may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Under present regulatory policies of the Commission, such loans are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities held by the Portfolio's custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. Cash equivalents include certificates of deposit, commercial paper and other short-term money market instruments. A Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. During the existence of a loan, a Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive a fee or all of a portion of the interest on investment of the collateral, if any. However, a Portfolio may pay lending fees to such borrowers. A Portfolio would not have the right to vote any securities having voting rights during the existence of a loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities by the investment adviser to be of good standing and when the consideration which can be earned from securities loans of this type, net of administrative expenses and any finders fees, justifies the attendant risk. The financial condition of the borrower will be monitored by the investment adviser on an ongoing basis. If the investment adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 30% of a Portfolio's total assets. Securities lending involves risks of delay in recovery or even loss of rights on the securities loaned if the borrower fails financially. As of the present time, the Trustees of neither Portfolio have made a determination to engage in this activity, and have no present intention of making such a determination during the current fiscal year.

FOREIGN INVESTMENTS. Since foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign bond markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. A Portfolio may be required to pay for securities before delivery. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Portfolio's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


FOREIGN CURRENCY TRANSACTIONS. The value of the assets of a Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. A Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into swaps, forward contracts, options or futures on currency. In spot transactions, foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.


    Currency swaps require maintenance of a segregated account as described under "Asset Coverage Requirements" below. The Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the investment adviser.

RISKS ASSOCIATED WITH DERIVATIVE INSTRUMENTS. Entering into a derivative instrument involves a risk that the applicable market will move against a Portfolio's position and that the Portfolio will incur a loss. For derivative instruments other than purchased options, this loss may exceed the amount of the initial investment made or the premium received by the Portfolio. Derivative instruments may sometimes increase or leverage a Portfolio's exposure to a particular market risk. Leverage enhances a Portfolio's exposure to the price volatility of derivative instruments it holds. Success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and a Portfolio's assets. Over-the-counter ("OTC") derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Portfolio from closing out positions and limiting its losses. The staff of the Commission takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are subject to each Portfolio's 15% limit on illiquid investments. A Portfolio's ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code, limit the extent to which a Portfolio may purchase and sell derivative instruments. Each Portfolio will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of the Fund as a regulated investment company ("RIC") for federal income tax purposes. See "Taxes".

LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS. Each Portfolio may enter into futures contracts (and options thereon) traded on a foreign exchange if it is determined by the investment adviser that trading on such exchange does not subject the Portfolio to risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on United States exchanges regulated by the Commodity Futures Trading Commission ("CFTC").

    To the extent that the Portfolio enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the CFTC, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Portfolio's investments, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into.

INTEREST RATE AND CURRENCY SWAPS. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies. The Portfolio will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire payment stream in one designated currency in exchange for the entire payment stream in the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements will be maintained in a segregated account by the Portfolio's custodian. The Portfolio will not enter into any interest rate or currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the investment adviser. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.


REVERSE REPURCHASE AGREEMENTS. Each Portfolio may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Portfolio temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, a Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. A Portfolio may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. A Portfolio could also enter into reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.


    When a Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio's assets. As a result, such transactions may increase fluctuations in the market value of the Portfolio's assets. While there is a risk that large fluctuations in the market value of the Portfolio's assets could affect the Fund's net asset value per share, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the investment adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Portfolio reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund's yield. Reverse repurchase agreements will be included within "borrowings" contained in the Fund's investment restriction (2) set forth below.

ASSET COVERAGE REQUIREMENTS. Transactions involving reverse repurchase agreements, swaps, forward contracts or futures contracts and options (other than options that the Portfolio has purchased) expose a Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options, forward contracts or futures contracts, or (2) cash or liquid securities (such as readily marketable obligations and money market instruments) with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. (Only the net obligation of a swap will be covered). The Portfolio will comply with Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash, U.S. Government securities or other liquid securities in a segregated account with its custodian in the prescribed amount. The securities in the segregated account will be marked to market daily. Assets used as cover or held in a segregated account maintained by the Portfolio's custodian cannot be sold while the position requiring coverage or segregation is outstanding unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Portfolio's assets to segregated accounts or to cover could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

PORTFOLIO TURNOVER. Neither Portfolio can accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate could occur, for example, if all the securities held by a Portfolio were replaced in a period of one year. A high turnover rate (such as 100% or more) necessarily involves greater expenses to a Portfolio and may result in the realization of substantial net short-term capital gains. The Portfolio may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed income securities of different countries, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase the Portfolio's rate of turnover and may increase the incidence of net short-term capital gains allocated to the Fund by the Portfolio which, upon distribution by the Fund, are taxable to Fund shareholders as ordinary income.

TEMPORARY INVESTMENTS. Under unusual market conditions, the Portfolio may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, certificates of deposit, short-term notes and short-term U.S. Government obligations.


                           INVESTMENT RESTRICTIONS

    The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of the Fund. Accordingly, the Fund may not:

    (1) Purchase any security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if such purchase, at the time thereof, would cause 25% or more of the Fund's total assets (taken at market value) to be invested in the securities of issuers in any single industry, provided that the electric, gas and telephone utility industries shall be treated as separate industries for purposes of this restriction;

    (2) Borrow money or issue senior securities except as permitted by the 1940 Act;

    (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial, maintenance or variation margin in connection with all types of options and futures contract transactions is not considered the purchase of a security on margin;

    (4) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

    (5) Purchase or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

    (6) Purchase or sell physical commodities or futures contracts for the purchase or sale of physical commodities, provided that the Fund may enter into all types of futures and forward contracts on currency, securities and securities, economic and other indices and may purchase and sell options on such futures contracts; or

    (7) Make loans to any person, except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements, and (c) lending portfolio securities.

    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest its investable assets in an open-end management investment company (a Portfolio) with substantially the same investment objective, policies and restrictions as the Fund; moreover, subject to Trustee approval the Fund may invest its investable assets in other open-end management investment companies in the same group of investment companies with the same investment adviser as the Portfolio (or an affiliate) if, with respect to such assets, the other companies' permitted investments are substantially the same as those of the Fund.

    The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio.

    The Fund and the Portfolio have adopted the following investment policies which may be changed by the Trustees with respect to the Fund without shareholder approval or with respect to the Portfolio without approval by the Fund or its other investors. The Fund and the Portfolio will not:

    (a) invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements with a maturity longer than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust or the Portfolio, or their delegate, determines to be liquid. If the Fund or Portfolio invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities; or

    (b) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless no more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time.

    HI Portfolio has substantially the same fundamental and nonfundamental policies as the Fund and the Portfolio except that HI Portfolio has the following additional fundamental policy: With respect to 75% of total assets of the Portfolio, the Portfolio may not purchase any security if such purchase, at the time thereof, would cause more than 5% of the total assets of the Portfolio (taken at market value) to be invested in the securities of a single issuer, or cause more than 10% of the total outstanding voting securities of such issuer to be held by the Portfolio, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies.


    Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's or a Portfolio's acquisition of such security or asset. Notwithstanding the foregoing, the Fund and each Portfolio must always be in compliance with the borrowing policy set forth above and may not invest more than 15% of net assets in illiquid securities.


                         MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of the Trust are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110. Those Trustees who are "interested persons" of the Trust or the Portfolio, as defined in the 1940 Act are indicated by an asterisk(*).

JESSICA M. BIBLIOWICZ (39), Trustee
President and Chief Operating Officer of John A. Levin & Co. (a registered investment advisor) (since July, 1997) and a Director of Baker, Fentress & Company which owns John A. Levin & Co. (since July, 1997). Formerly Executive Vice President of Smith Barney Mutual Funds (from July, 1994 to June, 1997). Elected Trustee October 30, 1998. Trustee of various investment companies managed by Eaton Vance or BMR since October 30, 1998.
Address: One Rockefeller Plaza, New York, New York 10020

JAMES B. HAWKES (57), President and Trustee*
Chairman, President and Chief Executive Officer of BMR, Eaton Vance and their corporate parent and trustee (EVC and EV); Director of EVC and EV. Trustee and officer of various investment companies managed by Eaton Vance or BMR.

DONALD R. DWIGHT (67), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

SAMUEL L. HAYES, III (64), Trustee
Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University
  Graduate School of Business Administration. Trustee of the Kobrick - Cedant Investment Trust (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 345 Nahatan Road, Westwood, Massachusetts 02090

NORTON H. REAMER (63), Trustee
Chairman of the Board and Chief Executive Officer -- United Asset Management
  Corporation (a holding company owning institutional investment management firms); Chairman, President and Director, UAM Funds (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

LYNN A. STOUT (41), Trustee
Professor of Law, Georgetown University Law Center. Elected Trustee October
  30, 1998. Trustee of various investment companies managed by Eaton Vance or BMR since October 30, 1998.
Address: 600 New Jersey Avenue, NW, Washington, DC 20001

JOHN L. THORNDIKE (72), Trustee
Formerly Director of Fiduciary Company Incorporated. Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110


JACK L. TREYNOR (69), Trustee
investment adviser and Consultant. Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274


WILLIAM H. AHERN, JR. (39), Vice President of the Trust
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

THOMAS J. FETTER (55), Vice President of the Trust
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.


ROBERT B. MACINTOSH (42), Vice President of the Trust
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.


MARK VENEZIA (49), Vice President of the Portfolio
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

MICHAEL B. TERRY (56), Vice President of the Trust
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR (53), Treasurer
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER (58), Secretary
Vice President and Chief Legal Officer of BMR, Eaton Vance, EVC and EV since
  November 1, 1996. Previously, he was a Partner of the law firm of Kirkpartrick & Lockhart LLP, New York and Washington, D.C., and was Executive Vice President of Neuberger & Berman Management, Inc., a mutual fund management company. Officer of various investment companies managed by Eaton Vance or BMR.


JANET E. SANDERS (63), Assistant Treasurer and Assistant Secretary
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.


A. JOHN MURPHY (36), Assistant Secretary
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

ERIC G. WOODBURY (41), Assistant Secretary
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

    Messrs. Hayes (Chairman), Reamer and Thorndike are members of the Special Committee of the Board of Trustees of the Trust and of the Portfolio. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Fund and the Portfolio, including investment advisory (Portfolio only), administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund, the Portfolio or investors therein.

    The Nominating Committee of the Board of Trustees of the Trust and the Portfolio is comprised of four Trustees who are not "interested persons" as that term is defined under the 1940 Act ("noninterested Trustees"). The Committee has four-year staggered terms, with one member rotating off the Committee to be replaced by another noninterested Trustee. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates.

    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust and of the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Trust and of the Portfolio.


    Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees" Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Trust nor the Portfolio has a retirement plan for its Trustees.

    The fees and expenses of the noninterested Trustees of the Trust and the Portfolio are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Trust or the Portfolio.) During the fiscal year ended October 31, 1998, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Trust and the Portfolio, and for the year ended December 31, 1998, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):


                                                      AGGREGATE               AGGREGATE           TOTAL COMPENSATION
                                                     COMPENSATION            COMPENSATION           FROM TRUST AND
NAME                                                FROM TRUST(2)           FROM PORTFOLIO           FUND COMPLEX
----                                                -------------           --------------           ------------
Jessica M. Bibliowicz(9) ......................         $  685                $  493                 $ 33,334
Donald R. Dwight ..............................         $7,534                $1,976(3)              $160,000(6)
Samuel L. Hayes, III ..........................         $7,910                $2,227(4)              $170,000(7)
Norton H. Reamer ..............................         $7,427                $2,072                 $160,000
Lynn A Stout(9) ...............................         $1,446                $  540                 $ 33,334
John L. Thorndike .............................         $7,656                $2,097(5)              $160,000(8)
Jack L. Treynor ...............................         $8,311                $2,241                 $170,000

(1) As of March 1, 1999, the Eaton Vance fund complex consists of 152 registered investment companies or series thereof.
(2) The Trust consisted of 12 Funds as of October 31, 1998.
(3) Includes $1,002 of deferred compensation.
(4) Includes $763 of deferred compensation.
(5) Includes $2,094 of deferred compensation.
(6) Includes $60,000 of deferred compensation.
(7) Includes $41,563 of deferred compensation.
(8) Includes $119,091 of deferred compensation.
(9) Ms. Bibliowicz and Ms. Stout were elected Trustees on October 30, 1998 and recieve compensation approximating the other Trustees.

ORGANIZATION. The Fund is a series of the Trust, which is organized under Massachusetts law and is operated as an open-end management investment company. The Fund (formerly EV Marathon Strategic Income Fund) established two classes of shares on November 1, 1997 -- Class B shares and Class C shares (formerly EV Classic Strategic Income Fund) of Eaton Vance Strategic Income Fund. The Fund began offering Class A shares on January 23, 1998. Information herein prior to such date is for the Fund before it became a multiple-class fund.

    The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). The Trustees of the Trust have divided the shares of the Fund into multiple classes. Each class represents an interest in the Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of the Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

    The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for growth in the assets of the Portfolio, may afford the potential for economies of scale for the Fund and may over time result in lower expenses for the Fund.

    As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees.


    The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.


    The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series of classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or
(2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.


    Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of the Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. (The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class). Moreover, the Trust's By-laws also provide for indemnification out of the property of the Fund of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is remote.


    The Portfolio is organized as a trust under the laws of the state of New York and intends to be treated as a partnership for federal tax purposes. In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Portfolio holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

    The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

    Whenever the Fund as an investor in a Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

    The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in the Portfolio) from the Portfolio.

    The noninterested Trustees of HI Portfolio are the same persons as those of the Portfolio and James B. Hawkes is the only additional Trustee. The Committee structure and Trustee compensation policies of HI Portfolio are identical to that of the Portfolio.

               INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

INVESTMENT ADVISORY SERVICES. BMR manages the investments and affairs of the Portfolio subject to the supervision of the Portfolio's Board of Trustees. BMR furnishes to the Portfolio investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities.


    For a description of the compensation that the Portfolio pays BMR under the Investment Advisory Agreement, see the prospectus. As of October 31, 1998, the Portfolio had net assets of $138,445,943. For the fiscal years ended October 31, 1998, 1997 and 1996, the Portfolio paid BMR advisory fees of $713,908, $679,210 and $744,744, respectively, (equivalent to 0.52%, 0.52% and 0.54% of the Portfolio's average daily net assets for each such year).


    The investment advisory agreement of HI Portfolio with BMR is substantially the same as that of the Portfolio. With respect to assets of the Fund invested in HI Portfolio, BMR's monthly fee is equal to the aggregate of

    (a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets in each Category as indicated below, plus

    (b) a daily income based fee computed by applying the daily income rate applicable to that portion of the total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same Category bears to the total daily net assets on such day) in each Category as indicated below:

                                                      ANNUAL      DAILY
CATEGORY   DAILY NET ASSETS                           ASSET RATE  INCOME RATE
-------------------------------------------------------------------------------

1          up to $500 million                         0.300%      3.00%
2          $500 million but less than $1 billion      0.275%      2.75%
3          $1 billion but less than $1.5 billion      0.250%      2.50%
4          $1.5 billion but less than $2 billion      0.225%      2.25%
5          $2 billion but less than $3 billion        0.200%      2.00%
6          $3 billion and over                        0.175%      1.75%


For the fiscal years ended March 31, 1998, 1997 and 1996, HI Portfolio advisory fees equaled 0.58%, 0.61% and 0.63%, respectively, of average daily net assets.


    The Investment Advisory Agreement with BMR continues in effect from year to year for so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and
(ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that BMR may render services to others. The Agreement also provides that BMR shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

ADMINISTRATIVE SERVICES. As indicated in the prospectus, Eaton Vance serves as administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund. Under its Administrative Services Agreement with the Trust, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund.


    The Portfolio has also engaged BMR to act as its Administrator under an Administration Agreement. The Administration Agreement with BMR continues in effect from year to year so long as such continuance is approved at least annually (i) by the Trustees of the Portfolio and (ii) by the vote of a majority of those Trustees of the Portfolio who are not interested persons of the Portfolio or of the Administrator. Under the Administration Agreement, BMR is obligated to (a) review and supervise the provision of all domestic and foreign custodial services to the Portfolio, and to make such reports and recommendations to the Board of Trustees of the Portfolio concerning the provision of such services as the Board deems appropriate; (b) provide to the Portfolio certain valuation, legal, accounting and tax assistance and services in connection with the Portfolio's (i) investments in (A) securities, obligations and commercial paper that are denominated in foreign currencies or the European Currency Unit ("ECU"), or that are issued or guaranteed by foreign entities, (B) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, foreign banks or foreign branches of U.S. banks, and (C) participation interests in loans by U.S. or foreign banks that are made to foreign borrowers or that are denominated in foreign currencies or the ECU; and (ii) transactions in derivative instruments, including instruments indexed to foreign exchange rates, forward foreign currency exchange contracts, put and call options on foreign currencies, futures contracts and options on such contracts, and interest rate and currency swaps; and (c) provide to the Portfolio such other special administrative services as the Board from time to time shall instruct BMR to furnish under the Administration Agreement, in return for these special services, the Portfolio pays BMR as compensation under the Administration Agreement a monthly fee in the amount of .0125% (equivalent to .15% annually) of the average daily net assets of the Portfolio. For the fiscal years ended October 31, 1998, 1997 and 1996, the Portfolio paid BMR administration fees of $204,036, $195,786 and $208,657, respectively.

INFORMATION ABOUT BMR AND EATON VANCE. BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of BMR and Eaton Vance. BMR, Eaton Vance and EV are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Benjamin A. Rowland, Jr., John G.L. Cabot, John M. Nelson, Vincent M. O'Reilly and Ralph Z. Sorenson. All of the issued and outstanding shares of Eaton Vance are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes and Rowland, Alan R. Dynner, Thomas E. Faust, Jr., Thomas J. Fetter, Duncan W. Richardson, William M. Steul, and Wharton P. Whitaker. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization", all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

EXPENSES. The Fund and Portfolio are each responsible for all expenses not expressly stated to be payable by another party (such as the investment adviser under the Investment Advisory Agreement, Eaton Vance under the Administrative Services Agreement or the principal underwriter under the Distribution Agreement). In the case of expenses incurred by the Trust, the Fund is responsible for its pro rata share of those expenses. The only expenses of the Fund allocated to a particular class are those incurred under the Distribution or Service Plan applicable to that class and the fee paid to the principal underwriter for handling share repurchases.


                           OTHER SERVICE PROVIDERS

PRINCIPAL UNDERWRITER. Eaton Vance Distributors, Inc. ("EVD"), 24 Federal Street, Boston, MA 02110, is the Fund's principal underwriter. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement as it applies to Class A shares is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees) may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Distribution Agreement as it applies to Class B and Class C shares is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding shares of the relevant class or on six months' notice by the principal underwriter and is automatically terminated upon assignment. The principal underwriter distributes shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The principal underwriter allows investment dealers discounts from the applicable public offering price which are alike for all investment dealers. See "Sales Charges." EVD is a wholly-owned subsidiary of EVC. M. Hawkes is a Vice President and Director and Messrs. Dynner and O'Connor are Vice Presidents of EVD.

CUSTODIAN. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian to the Fund and Portfolio. IBT has the custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of the Portfolio's assets, maintains the general ledger of the Portfolio and the Fund and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust and the Portfolio. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, One Post Office Square, Boston, Massachusetts 02119, are the independent accountants of the Fund and the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

TRANSFER AGENT.   First Data Investor Services Group, P.O. Box 5123,
Westborough, MA 01581-5123, serves as transfer and dividend disbursing agent for the Fund.

                       PURCHASING AND REDEEMING SHARES

CaLCULATION OF NET ASSET VALUE. The net asset value of the Portfolio is computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. The Fund and the Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.


    Debt securities (other than mortgage-backed, "pass-through" securities and short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by pricing services. Mortgage-backed "pass-through" securities are valued using an independent matrix pricing system applied by the advisor which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Over-the-counter options are valued at the mean between the bid and asked prices provided by dealers. Short-term obligations and money market securities maturing in sixty days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations maturing in sixty days or less are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the current exchange rate. Investments for which market quotations are unavailable are valued at fair value using methods determined in good faith y or at the direction of the Trustees of the Portfolio.

    The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars on one of the principal markets for such currencies. Generally, trading in foreign securities, derivative instruments and currencies is substantially completed each day at various times prior to the time a Portfolio calculates its net asset value. If an event materially affecting the values of such securities, instruments or currencies occurs between the time such values are determined and the time net asset value is calculated, such securities, instruments or currencies may be valued at fair value.

ADDITIONAL INFORMATION ABOUT PURCHASES. Fund shares are continuously offered through investment dealers which have entered agreements with the principal underwriter. The public offering price is the net asset value next computed after receipt of the order, plus, in the case of Class A shares, a variable percentage (sales charge) depending upon the amount of purchase as indicated by the sales charge table set forth in the prospectus. The sales charge is divided between the principal underwriter and the investment dealer. The sales charge table is applicable to purchases of the Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See "Sales Charges".

SUSPENSION OF SALES. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and in the case of Class B and Class C shares, the amount of uncovered distribution charges of the principal underwriter. The Class B and Class C Distribution Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.

In connection with employee benefit or other continuous group purchase plans, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below.


ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as administrator, in exchange for Fund shares. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable public offering price of Class A shares or the net asset value of Class B and Class C shares on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities. Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an investment dealer, together with a completed and signed Letter of Transmittal in approved form (available from investment dealers). Investors who are contemplating an exchange of securities for shares, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS. The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.


Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.


SYSTEMATIC WITHDRAWAL PLAN. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter will be able to terminate the withdrawal plan at any time without penalty.

                                SALES CHARGES

DEALER COMMISSIONS. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

SALES CHARGE WAIVERS. Class A shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds, including the Portfolio; to clients and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to registered representatives and employees of investment dealers and bank employees who refer customers to registered representatives of invetment dealers; to officers and employees of IBT and the transfer agent; and to such persons' spouses, parents, siblings and children and their beneficial accounts. Class A shares may also be issued at net asset value (1) in connection with the merger of an investment company or series thereof with the Fund, (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code") and "rabbi trusts". Subject to the applicable provisions of the 1940 Act, the Trust may issue Class A shares at net asset value in the event that an investment company (whether a regulated or private investment company or a personal holding company) is merged or consolidated with or acquired by the Class. Normally no sales charges will be paid in connection with an exchange of Class A shares for the assets of such investment company. Class A shares may be sold at net asset value to any investment advisory, agency, custodial or trust account managed or administered by Eaton Vance or by any parent, subsidiary or other affiliate of Eaton Vance. Class A shares are offered at net asset value to the foregoing persons and in the foregoing situations because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale.

    The CDSC applicable to Class B shares will be waived in connection with minimum required distributions from tax-sheltered retirement plans by applying the rate required to be withdrawn under the applicable rules and regulations of the Internal Revenue Service to the balance of Class B shares in your account.

STATEMENT OF INTENTION. If it is anticipated that $25,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, a Statement of Intention should be signed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares held under Right of Accumulation (see below) as of the date of the Statement will be included toward the completion of the Statement. The Statement authorizes the transfer agent to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. Execution of a Statement does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement, and should the amount actually purchased during the 13-month period be more or less than that indicated on the Statement, price adjustments will be made. Any investor considering signing a Statement of Intention should read it carefully.

RIGHT OF ACCUMULATION. The applicable sales charge level for the purchase of Class A shares is calculated by taking the dollar amount of the current purchase and adding it to the value (calculated at the maximum current offering price) of the Class A shares the shareholder owns in his or her account(s) in the Fund, and shares of other funds exchangeable for Class A shares. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate. Shares purchased (i) by an individual, his or her spouse and their children under the age of twenty-one, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and if qualifying, the applicable sales charge level. For any such discount to be made available, at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The Right of Accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

TAX-SHELTERED RETIREMENT PLANS: Class A and Class C shares are available for purchase in connection with certain tax-sheltered retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the principal underwriter. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the principal underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

DISTRIBUTION AND SERVICE PLANS. The Trust has adopted a Service Plan (the "Class A Plan") for the Fund's Class A shares that is designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD"). (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The Class A Plan provides that the Class A may make service fee payments for personal services and/or the maintenance of shareholder accounts to the principal underwriter, investment dealers and other persons in amounts not exceeding .25% of its average daily net assets for any fiscal year. The Trustees of the Trust have initially implemented the Class A Plan by authorizing Class A to make quarterly service fee payments to the principal underwriter and investment dealers in amounts not expected to exceed .25% of its average daily net assets for any fiscal year which is based on the value of Class A shares sold by such persons and remaining outstanding for at least twelve months. For the service fees paid by Class A shares, see Appendix A.

    The Trust has also adopted compensation-type Distribution Plans (the "Class
B and Class C Plans") pursuant to Rule 12b-1 under the 1940 Act for the Fund's Class B and Class C shares. The Class B and Class C Plans are designed to permit an investor to purchase shares through an investment dealer without incurring an initial sales charge and at the same time permit the principal underwriter to compensate investment dealers in connection therewith. The Class B and Class C Plans provide that the Fund will pay sales commissions and distribution fees to the principal underwriter only after and as a result of the sale of shares. On each sale of shares (excluding reinvestment of distributions), the Fund will pay the principal underwriter amounts representing (i) sales commissions equal to 5% for Class B shares and 6.25% for Class C shares of the amount received by the Fund for each share sold and (ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of uncovered distribution charges (as described below) of the principal underwriter. To pay these amounts, each Class pays the principal underwriter a fee, accrued daily and paid monthly, at an annual rate not exceeding .75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for sales commissions paid by it to investment dealers on the sale of shares and for interest expenses. For sales of Class B shares, the principal underwriter uses its own funds to pay sales commissions (except on exchange transactions and reinvestments) to investment dealers at the time of sale equal to 4% of the purchase price of the Class B shares sold by such dealers. For Class C shares, the principal underwriter currently expects to pay to an investment dealer (a) sales commissions (except on exchange transactions and reinvestments) at the time of sale equal to .75% of the purchase price of the shares sold by such dealer, and (b) monthly sales commissions approximately equivalent to 1/12 of
 .75% of the value of shares sold by such dealer and remaining outstanding for at least one year. During the first year after a purchase of Class C shares, the principal underwriter will retain the sales commission as reimbursement for the sales commissions paid to investment dealers at the time of sale. CDSCs paid to the principal underwriter will be used to reduce amounts owed to it. The Class B and Class C Plans provide that the Fund will make no payments to the principal underwriter in respect of any day on which there are no outstanding uncovered distribution charges of the principal underwriter. CDSCs and accrued amounts will be paid by the Trust to the principal underwriter whenever there exist uncovered distribution charges. Because payments to the principal underwriter under the Class B and Class C Plans are limited, uncovered distribution charges (sales commissions paid by the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. For the sales commissions and CDSCs paid on (and uncovered distribution charges of) Class B and Class C shares, see Appendix B and Appendix C, respectively.

    In calculating daily the amount of uncovered distribution charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the principal underwriter is entitled to be paid under the Plan since its inception. Payments theretofore paid or payable under the Class B and Class C Plans by the Trust to the principal underwriter and CDSCs theretofore paid or payable to the principal underwriter will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of outstanding uncovered distribution charges with respect to such day. The amount of outstanding uncovered distribution charges of the principal underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.

    The amount of uncovered distribution charges of the principal underwriter at any particular time depends upon various changing factors, including the level and timing of sales of shares, the nature of such sales (i.e., whether they result from exchange transactions, reinvestments or from cash sales through investment dealers), the level and timing of redemptions of shares upon which a CDSC will be imposed, the level and timing of redemptions of shares upon which no CDSC will be imposed (including redemptions of shares pursuant to the exchange privilege which result in a reduction of uncovered distribution charges), changes in the level of the net assets of the Class, and changes in the interest rate used in the calculation of the distribution fee under the Class B and Class C Plans.

    The Class B and Class C Plans also authorize each Class to make payments of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding .25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. This fee is paid quarterly in arrears based on the value of Class B shares sold by such persons and remaining outstanding for at least twelve months. For Class C, investment dealers currently receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to .25% of the purchase price of the Class C shares sold by such dealer, and (b) monthly service fees approximately equivalent to 1/12 of .25% of the value of Class C shares sold by such dealer and remaining outstanding for at least one year. During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to investment dealers at the time of sale. For the service fees paid by Class B and Class C shares, see Appendix B and Appendix C, respectively.

    Currently, payments of sales commissions and distribution fees and of service fees may equal 1% of a Class's average daily net assets per annum. The Trust believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by other investment companies pursuant to Rule 12b-1. Although the principal underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Class B and Class C Plans through an increase in the Fund's assets (thereby increasing the advisory fee payable to BMR by the Portfolio) resulting from sale of shares and through the amounts paid to the principal underwriter, including CDSCs, pursuant to the Plans. The Eaton Vance organization may be considered to have realized a profit under the Class B and Class C Plans if at any point in time the aggregate amounts theretofore received by the principal underwriter pursuant to the Class B or Class C Plan and from CDSCs have exceeded the total expenses theretofore incurred by such organization in distributing shares. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Trust.


    The Class A, Class B and Class C Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees") and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The Class A Plan was initially approved by the Trustees, including the Plan Trustees on November 1, 1997, and the Class B and Class C Plans were initially approved by the Trustees, including the Plan Trustees, on June 23, 1997.


    The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of each Fund's assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders. Payments for sales commissions and distribution fees made to the principal underwriter under the Class B and Class C Plans will compensate the principal underwriter for its services and expenses in distributing those classes of shares. Service fee payments made to the principal underwriter and investment dealers provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the principal underwriter and investment dealers, each Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that each Plan will benefit the Fund and its shareholders.

                                 PERFORMANCE


    Average annual total return is determined separately for each Class of the Fund by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/ depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum sales charge from the initial $1,000 purchase order for Class A shares, (iii) a complete redemption of the investment and, (iv) the deduction of any CDSC at the end of the period. Total returns may also be calculated based on a purchase at net asset value and at varying sales charge levels. For further information concerning the total return of the Classes of the Fund, see Appendix A, Appendix B and Appendix C.

    Yield is computed separately for each Class of the Fund pursuant to a standardized formula by dividing the net investment income per share earned during a recent thirty-day period by the maximum offering price (including the maximum initial sales charge for Class A shares) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods, reduced by accrued Fund and Class expenses for the period with the resulting number being divided by the average daily number of Class shares outstanding and entitled to receive distributions during the period. This yield figure does not reflect the deduction of any CDSCs which (if applicable) are imposed upon certain redemptions at the rates set forth under "Sales Charges" in the prospectus. Yield calculations assume the current maximum initial sales charge for Class A shares set forth under "Sales Charges" in the prospectus. (Actual yield may be affected by variations in sales charges on investments).

    The Fund may also publish total return figures for each Class which do not take into account any sales charge. Any performance figure which does not take into account a sales charge would be reduced to the extent such charge is imposed. The Fund's performance may be compared in publications to the performance of various indices and investments for which reliable data is available, and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund's performance may differ from that of other investors in the Portfolio, including other investment companies.

    The Fund's total return may be compared to various domestic, international and global securities indices, such as the Commodity Research Bureau Futures Price Index. The Fund's yield may also be compared to the yields of other fixed-income securities, such as U.S. Treasuries, mortgage-backed securities, and corporate bonds or other securities comparable to the securities held by a Portfolio as reported by various independent sources (such as Bloomberg L.P.). In making such comparisons, the Fund may provide information concerning the nature of such indices or securities. This information may be used in advertisements and in information furnished to present or prospective shareholders. The Fund's performance may differ from that of other investors in the Portfolio, including other investment companies.

    Evaluations of the Fund's performance (including ratings and rankings) made by independent sources, may be used in advertisements and in information furnished to present or prospective shareholders. In addition, information showing the effects of compounding interest may be included in advertisements and other material furnished to present and prospective shareholders. Compounding is the process of earning interest on principal plus interest that was earned earlier. Interest can be compounded annually, semi-annually, quarterly or daily. Examples of compounding will be used for illustration purposes only.

    Information used in advertisements and in materials provided to present and prospective shareholders may include descriptions of Eaton Vance and other Fund and Portfolio service providers, their investment styles, other investment products, personnel and Fund didstribution channels.

    Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:


     - cost associated with aging parents;
     - funding a college education (including its actual and estimated cost);
     - health care expenses (including actual and projected expenses); - long-term disabilities (including the availability of, and coverage provided by, disability insurance); and
     - retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets).

    Such information may also address different methods for saving money and the results of such methods, as well as the benefits of investing in equity securities. Such information may describe: the potential for growth; the performance of equities as compared to other investment vehicles; and the value of investing as early as possible and regularly, as well as staying invested. The benefits of investing in equity securities by means of a mutual fund may also be included (such benefits may include diversification, professional management and the variety of equity mutual fund products).

    Information in advertisements and materials furnished to present and prospective investors may include profiles of different types of investors (i.e., investors with different goals and assets) and different investment strategies for meeting specific financial goals. Such information may provide hypothetical illustrations which include: results of various investment strategies; performance of an investment in the Fund over various time periods; and results of diversifying assets among several investments with varying performance. Information in advertisements and materials furnished to present and prospective investors may also include quotations (including editorial comments) and statistics concerning investing in securities, as well as investing in particular types of securities and the performance of such securities.

    The Trust (or principal underwriter) may provide information about Eaton Vance, its affiliates and other investment advisers to the funds in the Eaton Vance Family of Funds in sales material or advertisements provided to investors or prospective investors. Such material or advertisements may also provide information on the use of investment professionals by such investors.

                                    TAXES

    Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated and intends to qualify each year, as a RIC under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net investment ordinary income and net income in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and avoid paying any federal income or excise tax. The Fund so qualified for its fiscal year ended October 31, 1998. Because the Fund invests substantially all of its assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements in order for the Fund to also satisfy these requirements. Each Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the Portfolio's net taxable and tax-exempt (if any) investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund (i) will be deemed to own its proportionate share of each of the assets of a Portfolio and
(ii) will be entitled to the gross income of a Portfolio attributable to such share.

    In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income for such year, at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by (i) any available capital loss carryforwards, and (ii) 100% of any income from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC and the Portfolios are treated as partnerships for Massachusetts and federal tax purposes, neither the Fund nor a Portfolio should be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    Certain foreign exchange gains and losses realized by the Portfolio in connection with investments in foreign securities and forward contracts may be treated as ordinary income and losses under special tax rules. Certain forward contracts of the Portfolio may be required to be "marked to market" (i.e., treated as if closed out) on the last day of each taxable year, and any gain or loss realized with respect to these contracts generally will be treated as ordinary income or loss. Certain options and futures contracts are also subject to these mark to market rules, except that gains or losses on these contracts, in connection with a marking to market or an actual disposition, will generally be treated as 60% long-term and 40% short-term capital gain or loss. Positions of the Portfolio in securities and offsetting options, futures or forward contracts may be treated as "straddles," which are subject to tax rules that may cause deferral of Portfolio losses, adjustments in the holding periods of Portfolio securities, and other changes in the short-term or long-term characterization of capital gains and losses, the effect of which may be to change the amount, timing and character of the Fund's distributions to shareholders. The Portfolio intends to limit its options and futures transactions and its activities in foreign currency and related forward contracts to the extent necessary to preserve the Fund's ability to qualify as a RIC.

    The Portfolio may be subject to foreign income tax withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) arising from certain transactions in foreign securities. These taxes may be reduced or eliminated under the terms of an applicable tax convention between certain countries and the U.S. It is not expected that more than 50% of the value of the total assets of the Fund taking into account its allocable share of the Portfolios' total assets at the close of any taxable year will consist of securities issued by foreign corporations. Accordingly, under the Code, the Fund will not be eligible to pass through to its shareholders their proportionate share of foreign tax credits or deductions for foreign taxes paid by the Portfolio and allocated to the Fund. Certain foreign exchange gains and losses realized by the Fund will be treated as ordinary income and losses. Certain uses of foreign currency, foreign currency options, futures and forward contracts, and interest rate and currency swaps, and investment by the Portfolios in certain "passive foreign investment companies" ("PFICs") may be limited or a tax election may be made, if available, in order to seek to preserve the Fund's qualification as a RIC and/ or avoid imposition of an income tax on the Fund.

    A Portfolio's investment in zero coupon, and certain securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be allocated daily to interests in a Portfolio, and in order to distribute its proportionate share of this income and avoid a tax payable by the Fund, the Portfolio may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash that the Fund may withdraw from the Portfolio to make distributions to Fund shareholders.

    The appropriate tax accounting for dollar rolls is also uncertain in some respects, and the Portfolio's use of such rolls may accordingly be limited in order to preserve the Fund's qualification as a RIC.

    Investments in lower-rated or unrated securities may present special tax issues for a Portfolio and, hence, for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Portfolio's taking certain positions in connection with ownership of such distressed securites. For example, the Code is unclear regarding: (i) when a Portfolio may cease to accrue interest, original issue discount, or market discount; (ii) when and to what extent deductions may be taken for bad debts or worthless securities; (iii) how payments received on obligations in default should be allocated between principal and income; and (iv) whether exchanges of debt obligations in a workout context are taxable.

    Distributions of the excess of net long-term capital gain over net short-term capital loss (including any capital losses carried forward from prior years) earned by the Portfolio and allocated to the Fund are taxable to shareholders of the Fund as long-term capital gains, whether received in cash or in additional shares and regardless of the length of time their shares have been held. Certain distributions declared in October, November or December and paid the following January will be taxed to shareholders as if received on December 31 of the year in which they are declared.

    Any loss realized upon the sale or exchange of shares of the Fund with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules if other Fund shares are acquired (whether through reinvestment of dividends or otherwise) within a period beginning 30 days before and ending 30 days after the date of such redemption or other disposition. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

    Special tax rules apply to Individual Retirement Accounts ("IRAs") and other retirement plans, and persons investing through such plans should consult their tax advisers for more information. The deductibility of contributions to IRAs may be restricted or eliminated for particular shareholders. Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS"), as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 31%. An individual's TIN is generally his or her social security number.

    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as IRAs and other retirement plans, tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local and, where applicable, foreign tax consequences of investing in the Fund.

                       PORTFOLIO SECURITY TRANSACTIONS


    Decisions concerning the execution of portfolio security transactions, including the selection of the market and the broker-dealer firm, are made by BMR. BMR is also responsible for the execution of transactions for all other accounts managed by it. BMR places the security transactions of the Portfolio and of all other accounts managed by it for execution with many broker-dealer firms. BMR uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Portfolio and at reasonably competitive spreads or (when a disclosed commision is being charged) at reasonably competitive commission rates. In seeking such execution, BMR will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the broker-dealer's services, the value of the brokerage and research services provided, the responsiveness of the broker-dealer to BMR, the size and type of the transaction, the general execution and operational capabilities of the broker-dealer, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of services rendered by the broker-dealer in this and other transactions, and the reasonableness of the commission or spread, if any. Transactions on United States stock exchanges and other agency transactions involve the payment by the Portfolio of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received by the Portfolio usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid by the Portfolio often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of BMR, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Portfolio and BMR's other clients in part for providing brokerage and research services to BMR.


    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of a Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if BMR determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which BMR and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, BMR will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.


    It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, BMR receives Research Services from many broker-dealer firms with which BMR places the Portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions proxy voting data and analysis services, technical analysis of various aspects of the securities markets, and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by BMR in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to BMR in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Portfolio is not reduced because BMR receives such Research Services. BMR evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which BMR believes are useful or of value to it in rendering investment advisory services to its clients.

    The Portfolio and BMR may also receive Research Services from underwriters and dealers in fixed price offerings, which Research Services are reviewed and evaluated by BMR in connection with its investment responsibilities. The investment companies sponsored by BMR or Eaton Vance may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including BMR, to such companies. Such companies may also pay cash for such information.


    Subject to the requirement that BMR shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, BMR is authorized to consider as a factor in the selection of any broker-dealer firm with whom Portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance. This policy is not inconsistent with a rule of the NASD, which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by BMR or its affiliates. Whenever decisions are made to buy or sell securities by the Portfolio and one or more of such other accounts simultaneously, BMR will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregate order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where BMR reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits from the BMR organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.


    For the fiscal years ended October 31, 1998, 1997 and 1996, the Portfolio paid brokerage commissions of $11,678, $14,023 and $23,792, respectively, on portfolio transactions aggregating approximately $239,984,156, $182,150,347 and $245,268,131, respectively, to firms which provided some research services to BMR or its affiliates, (although many of such firms may have been selected in any particular transaction primarily because of their execution capabilities).

                             FINANCIAL STATEMENTS

    The audited financial statements of and independent accountants reports for the Fund and the Portfolio, appear in the Fund's most recent annual report to shareholders, which is incorporated by reference into this SAI. A copy of the Fund's annual report accompanies this SAI. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

    Registrant incorporates by reference the audited financial information for the Fund and the Portfolio for the fiscal year ended October 31, 1998, as previously filed electronically with the Commission (Accession No. 0000950109-99-000032).

                                  APPENDIX A

                   CLASS A FEES, PERFORMANCE AND OWNERSHIP

SERVICE FEES

    For the period from the start of business, January 23, 1998, to October 31, 1998, Class A did not make service fee payments under the Plan.

PRINCIPAL UNDERWRITER
    The total sales charges paid in connection with sales of Class A shares for the period from the start of business, January 23, 1998, to October 31, 1998 was $62,717, of which $3,458 was received by the principal underwriter. For the period from the start of business, January 23, 1998, to October 31, 1998, investment dealers received $59,259 from the total sales charges.

    The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the principal underwriter. For the period from the start of business, January 23, 1998, to October 31, 1998, Class A paid the principal underwriter $7.50 for repurchase transactions handled by it.


                           PERFORMANCE INFORMATION


    The table below indicates the cumulative and average total return on a hypothetical investment of $1,000 in Class A shares for the periods shown in the table. Total return for Class A prior to January 23, 1998 reflects the total return of Class B, adjusted to reflect the Class A sales charge. The Class B total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class A total return would be different. The "Value of Initial Investment" reflects the deduction of the maximum sales charge of 4.75%. Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

                                                    VALUE OF A $1,000 INVESTMENT

                                                                                  TOTAL RETURN                 TOTAL RETURN
                                                                                EXCLUDING MAXIMUM            INCLUDING MAXIMUM
                                              VALUE OF        VALUE OF            SALES CHARGE                 SALES CHARGE
        INVESTMENT           INVESTMENT       INITIAL        INVESTMENT    ---------------------------  ---------------------------
          PERIOD                DATE         INVESTMENT     ON 10/31/98     CUMULATIVE     ANNUALIZED    CUMULATIVE     ANNUALIZED
-------------------------    ----------      ----------     -----------    -------------  ------------  -------------  ------------
Life of the Fund              11/26/90        $952.33        $1,543.36        62.06%          6.28%        54.34%         5.62%
5 Years Ended 10/31/98        10/31/93        $952.79        $1,313.12        37.81%          6.62%        31.31%         5.60%
1 Year Ended 10/31/98         10/31/97        $952.48        $  951.80        -0.08%         -0.08%        -4.82%        -4.82%

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As of January 31, 1999, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding Class A shares of the Fund. As of January 31, 1999, NFSC FEBO #C1B-506397, Roger S. Coolidge Irrevocable Trust, Charles Moizeau, U/A 08/04/1993, 33 Old Forge Rd., Millington, NJ 07946 owned beneficially and of record 15.4% of the outstanding Class A shares of the Fund. As of the same date, Painewebber for the benefit of Robert G. Potter, TTEE Robert G. Potter Agreement of Trust DTP. 11-5-92, 37 Mainfield, St. Louis MO 63141 owned beneficially and of record 9.0% of the outstanding Class A shares of the Fund. In addition, as of such date, the following record owner held the amount of the outstanding Class A shares of the Fund as follows: Vivian M. Mitchell, Herndon, PA, 5.5%. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding Class A shares as of such date.

                                 APPENDIX B:

CLASS B FEES, PERFORMANCE AND OWNERSHIP

DISTRIBUTION PLAN


    During the fiscal year ended October 31, 1998, the Principal Underwriter paid to investment dealers sales commissions of $1,271,226 on sales of Class B shares. During the same period, the Fund made payments under the Plan to the principal underwriter aggregating $1,029,583 and the principal underwriter received approximately $55,000 in CDSCs imposed on early redeeming shareholders. These distribution payments and CDSC payments reduced uncovered distribution charges under the Plan. As at October 31, 1998, the outstanding uncovered distribution charges of the principal underwriter calculated under the Plan amounted to approximately $21,807,000 (which amount was equivalent to approximately 15.7% of the Fund's Class B net assets on such day). During the fiscal year ended October 31, 1998, Class B made service fee payments to the principal underwriter and investment dealers aggregating $236,437, of which $234,346 was paid to investment dealers and the balance of which was retained by the principal underwriter.


PRINCIPAL UNDERWRITER


    The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the principal underwriter. For the fiscal year ended October 31, 1998, Class B paid the principal underwriter $4,120.00 for repurchase transactions handled by it.


                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in Class B shares for the periods shown in the table. Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

                                                   VALUE OF A $1,000 INVESTMENT

                                                VALUE OF        VALUE OF
                                               INVESTMENT      INVESTMENT       TOTAL RETURN BEFORE         TOTAL RETURN AFTER
                                                 BEFORE          AFTER               DEDUCTING                   DEDUCTING
                                               DEDUCTING       DEDUCTING              THE CDSC                    THE CDSC
  INVESTMENT      INVESTMENT    AMOUNT OF       THE CDSC        THE CDSC     --------------------------  --------------------------
    PERIOD           DATE       INVESTMENT    ON 10/31/98     ON 10/31/98     CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------    ----------    ----------    -----------     -----------    ------------  ------------  ------------  ------------

Life of the Fund   11/26/90      $1,000        $1,618.41      $1,618.41        61.84%         6.26%        61.84%        6.26%
5 Years Ended
10/31/98           10/31/93      $1,000        $1,376.36      $1,357.83        37.64%         6.60%        35.78%        6.31%
1 Year Ended
10/31/98           10/31/97      $1,000         $997.99       $  951.95        -0.20%        -0.20%        -4.80%       -4.80%


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    As at January 31, 1999, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding Class B shares of the Fund. As of January 31, 1999, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL 32246 was the record owner of approximately 28.2% of the outstanding Class B shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding Class B shares as of such date.

                                  APPENDIX C

                   CLASS C FEES, PERFORMANCE AND OWNERSHIP

DISTRIBUTION AND SERVICE FEES

    During the fiscal year ended October 31, 1998, the principal underwriter paid to investment dealers sales commissions of $23,405 on sales of Class C shares. During the same period, the Fund made distribution payments to the principal underwriter under the Distribution Plan aggregating $141,705 and the principal underwriter received approximately $12,000 in CDSCs imposed on early redeeming shareholders. These distribution payments and CDSC payments reduced uncovered distribution charges under the Plan. As at October 31, 1998, the outstanding uncovered distribution charges of the principal underwriter calculated under the Plan amounted to approximately $1,626,000 (which amount was equivalent to approximately 8.3% of the Fund's Class C net assets on such day). During the fiscal year ended October 31, 1998, Class C made service fee payments to the principal underwriter and investment dealers aggregating $46,934 of which $9,264 was paid to investment dealers and the balance of which was retained by the principal underwriter.


PRINCIPAL UNDERWRITER

    The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the principal underwriter. For the fiscal year ended October 31, 1998, Class C paid the principal underwriter $305.00 for repurchase transactions handled by it.


                           PERFORMANCE INFORMATION


    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in Class C shares for the periods shown in the table. Total return for the period prior to November 1, 1997 reflects the total return of the predecessor to Class C. Total return prior to May 25, 1994 reflects the total return of Class B, adjusted to reflect the Class C sales charge. The Class B total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class C total return would be different. Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. Two asterisk(**) indicates subsidized expenses.
Return would have been lower without subsidies.


                                                VALUE OF A $1,000 INVESTMENT

                                                VALUE OF        VALUE OF
                                               INVESTMENT      INVESTMENT       TOTAL RETURN BEFORE         TOTAL RETURN AFTER
                                                 BEFORE          AFTER               DEDUCTING                   DEDUCTING
                                               DEDUCTING       DEDUCTING              THE CDSC                    THE CDSC
  INVESTMENT      INVESTMENT    AMOUNT OF       THE CDSC        THE CDSC     --------------------------  --------------------------
    PERIOD*          DATE       INVESTMENT    ON 10/31/98     ON 10/31/98     CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------    ----------    ----------    -----------     -----------    ------------  ------------  ------------  ------------

Life of Fund       11/26/90       $1,000       $1,637.28       $1,637.28        63.73%         6.41%        63.73%        6.41%
5 Years Ended
10/31/98**         10/31/93       $1,000       $1,392.25       $1,392.25        39.22%         6.84%        39.22%        6.84%
1 Year Ended
10/31/98           10/31/97       $1,000       $  998.52       $  989.31        -0.15%        -0.15%        -1.07%       -1.07%

------------
*Predecessor Fund commenced operations on May 25, 1994.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As of January 31, 1999, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding Class C shares of the Fund. As of January 31, 1999, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL 32246 was the record owner of approximately 16.7% of the outstanding Class C shares which were held on behalf of its customers who are beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding Class C shares as of such date.

                                  APPENDIX D

                     DESCRIPTION OF SECURITIES RATINGS(1)

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the Company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the Company ranks in the lower end of its generic rating category.

SHORT-TERM DEBT

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated PRIME-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

    -- Leading market positions in well established industries.

    -- High rates of return on funds employed.

    -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

    -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    -- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S CORPORATE BOND RATINGS:

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH IBCA

INVESTMENT GRADE BOND RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and"D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS

INVESTMENT GRADE BOND RATINGS

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AND AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, AND A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, AND BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

HIGH YIELD BOND RATINGS

BB+, BB, AND BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, AND B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/ industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured Financings are also rated on this scale.

COMMERCIAL PAPER/CERTIFICATES OF DEPOSIT

CATEGORY 1: TOP GRADE

DUFF 1 PLUS: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S.
Treasury short-term obligations.

DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

DUFF 1 MINUS: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

CATEGORY 2: GOOD GRADE

DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

CATEGORY 3: SATISFACTORY GRADE

DUFF 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

                            *      *      *      *
NOTES:
(1) The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Portfolio's fiscal year end.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower- rated bonds. The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

    Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                                    PART B
        INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                                        STATEMENT OF
                                                        ADDITIONAL INFORMATION
                                                        March 1, 1999

                     EATON VANCE TAX-MANAGED GROWTH FUND
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265


    This Statement of Additional Information ("SAI") provides general information about the Fund and the Portfolio. The Fund is a series of Eaton Vance Mutual Funds Trust. Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:
                                                                           Page
    Strategies and Risks .............................................        2
    Investment Restrictions ..........................................        5
    Management and Organization ......................................        6
    Investment Advisory and Administrative Services ..................       10
    Other Service Providers ..........................................       11
    Purchasing and Redeeming Shares ..................................       12
    Sales Charges ....................................................       14
    Performance ......................................................       17
    Taxes ............................................................       18
    Portfolio Security Transactions ..................................       20
    Financial Statements .............................................       21

Appendices:
    A: Class A Fees, Performance and Ownership .......................      a-1
    B: Class B Fees, Performance and Ownership .......................      b-1
    C: Class C Fees, Performance and Ownership .......................      c-1


    THIS IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED MARCH 1, 1999, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS, WHICH MAY BE OBTAINED BY CALLING 1-800-225-6265.

                             STRATEGIES AND RISKS


It is the policy of the Portfolio to invest in a broadly diversified selection of equity securities, emphasizing common stocks of domestic and foreign growth companies that are considered to be high in quality and attractive in their long-term investment prospects. The Portfolio may invest in investment-grade preferred stocks and debt securities, but purchase of such securities will normally be limited to securities convertible into common stocks and temporary investments in short-term notes or government obligations.

TAX-MANAGED INVESTING. Taxes are a major influence on the net returns that investors receive on their taxable investments. There are four components of the returns of an equity mutual fund -- price appreciation, distributions of income and distributions of realized short-term and long-term capital gains -- which are treated differently for federal income tax purposes. Distributions of net investment income and net realized short-term gains (on stocks held less than 12 months) are taxed as ordinary income, at rates as high as 39.6%. Distributions of realized long-term gains (on stocks held at least 12 months) are taxed at rates up to 20%. Returns derived from price appreciation are untaxed until the shareholder redeems. Upon redemption, a capital gain equal to the difference between the net proceeds of the redemption and the shareholder's adjusted tax basis is realized.

    The Fund is similar to retirement planning products such as variable annuities and IRAs in that they are vehicles for long-term, tax-deferred investing. As a mutual fund, however, the Fund avoids a number of structural disadvantages inherent in a variable annuity--including the limitations and penalties on early withdrawals, the taxing of all income and gain upon withdrawal at ordinary income rates, and the inability to gain a step up in basis at death. Variable annuities offer tax-free exchanges and a death benefit, which are not offered by the Fund. Eligibility to invest in IRAs and annual contributions to IRAs are limited. Contributions to deductible IRAs can be made from pre-tax dollars and distributions from Roth IRAs are not taxed if certain requirements are met.

    An analysis of long-term hypothetical returns achievable from a tax-managed equity fund that achieves returns predominantly from unrealized gains compared to a conventional equity mutual fund and a variable annuity can illustrate the fundamental soundness of a tax-managed equity fund investment. Assuming identical annual pre-tax returns, over a holding period of several years a tax-managed fund can generate liquidation proceeds higher than a conventional managed equity mutual fund and a variable annuity. If the investments are passed into an estate (thereby triggering a step-up in basis), the relative performance advantage of a tax-managed fund compared to a conventional fund or to a variable annuity can be substantial, again assuming equivalent annual returns before taxes. Of course, actual returns achieved by long-term investors in the Fund cannot be predicted.

FOREIGN SECURITIES. Investing in securities issued by foreign-domiciled companies may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets, political or financial instability or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

DERIVATIVE INVESTMENTS. The Portfolio may purchase or sell derivative instruments to hedge against securities price declines and currency movements, to enhance returns and as a substitute for the purchase and sale of securities. Transactions in derivative instruments (which derive their value by reference to other securities, indices, instruments, or currencies) may be conducted in the U.S. and abroad. Such transactions may include the purchase and sale of stock index futures contracts and options on stock index futures; the purchase of put options and the sale of call options on securities held; equity swaps; and the purchase and sale of forward currency exchange contracts and currency futures. Derivative transactions may be more advantageous in a given circumstance than transactions involving securities due to more favorable current tax treatment, lower transaction costs, or greater liquidity. While many derivative instruments have built-in leveraging characteristics, the Portfolio will not use them for the purpose of leverage. The purchase and sale of derivative instruments is a highly specialized activity that can expose the Portfolio to a significant risk of loss. The use of futures for nonhedging purposes is limited by regulations of the Commodity Futures Trading Commission ("CFTC"). There can be no assurance that the use of derivative instruments will be advantageous.

EQUITY SWAPS AND OTC OPTIONS. Equity swaps and over-the-counter options contracts will only be entered into with counterparties whose credit quality or claims paying ability are considered to be investment grade by the investment adviser. In addition, at the time of entering into a transaction, the Portfolio's credit exposure to any one counterparty will be limited to 5% or less of net assets. As described below, the Portfolio's investment in illiquid assets, which may include certain equity swaps and over-the-counter options, may not represent more than 15% of net assets at the time any such illiquid assets are acquired.

FOREIGN CURRENCY TRANSACTIONS. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into swaps, forward contracts, options or futures on currency. On spot transactions, foreign exchange dealers generally do not charge a fee for conversion, but they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the investment adviser desire to resell that currency to the dealer.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND CURRENCY FUTURES. Forward foreign currency contracts ("forward contracts") are individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency (or basket of currencies) for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The investment adviser may enter into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, to "lock" in the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible.

    Currency futures contracts are exchange-traded instruments that may be used for the purposes described in the preceding paragraphs as an alternative to the purchase or sale of forward currency exchange contracts. Currency futures contracts are similar in structure to stock index futures contracts, but change in value to reflect the movements of a currency or basket of currencies rather than a stock index. Investments in currency contracts are subject to limitations and restrictions similar to those set forth for investments in stock index futures and options on stock index futures.

RISKS ASSOCIATED WITH DERIVATIVE INSTRUMENTS. Entering into a derivative instrument involves a risk that the applicable market will move against the position held and that a loss will result. For derivative instruments other than purchased options, this loss may exceed the amount of the initial investment made or the premium received. Derivative instruments may sometimes increase or leverage exposure to a particular market risk. Leverage enhances exposure to the price volatility of derivative instruments. Success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and other assets held in the portfolio. Over-the-counter ("OTC") derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions and limiting losses. The staff of the Securities and Exchange Commission takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are subject to the 15% limit on illiquid investments. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the extent to which derivative instruments may be purchased and sold. Transactions in futures contracts and related options will be entered into only to the extent such transactions are consistent with the requirements of the Code for maintaining qualification as a regulated investment company for federal income tax purposes.

LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS. All futures contracts will be traded on exchanges or boards of trade that are licensed and regulated by the CFTC and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant exchange. Under CFTC regulations, futures contracts may only be entered into if, immediately thereafter, the value of the aggregate initial margin with respect to all currently outstanding non-hedging positions in futures contracts does not exceed 5% of net asset value, after taking into account unrealized profits and losses on such positions.

    In order to hedge current or anticipated portfolio positions, futures contracts on securities held or on securities with characteristics similar to those of the securities held may be used. If, in the opinion of the investment adviser, there is a sufficient degree of correlation between price trends for the securities held and futures contracts based on other financial instruments, securities indices or other indices, such futures contracts may also be entered into as part of its hedging strategy.


    All call options on securities written will be covered. This means that, the Portfolio will own the securities subject to the call option or an offsetting call option so long as the call option is outstanding.


SHORT SALES AGAINST-THE-BOX. The Portfolio may sell securities short where it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). A short sale against-the-box requires that the short seller absorb certain costs so long as the position is open. In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver appreciated stock to close the position if the borrowed stock is called in, causing a gain to be recognized. The investment adviser expects normally to close short sale against-the-box transactions by delivering newly-acquired stock. No more than 25% of assets is expected to be subject to short-sales against-the-box at any one time.

    The ability to use short sales against-the-box, certain equity swaps and certain equity collar strategies as a tax-efficient management technique with respect to holdings of appreciated securities is limited to circumstances in which the hedging transaction is closed out within thirty days after the end of the taxable year and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

LENDING PORTFOLIO SECURITIES. The Portfolio may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the investment adviser to be sufficiently creditworthy and when, in the judgment of the investment adviser, the consideration which can be earned from securities loans of this type, net of administrative expenses and finders' fees, justifies the attendant risk. Under present regulatory policies of the Commission, securities loans are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities held by the custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. Cash equivalents include certificates of deposit, commercial paper and other short-term money market instruments. Securities will be loaned only to borrowers whose credit quality or claims paying ability is considered to be investment grade by the investment adviser. The financial condition of the borrower will be monitored by the investment adviser on an ongoing basis. If a borrower of securities defaults on a securities loan, the Potfolio will, under proposed Treasury Regulations, be considered to have disposed of the securities in a taxable transaction. Delays may be experienced in the recovery or loss of rights in loaned securities if a borrower of securities fails financially. The lender of the securities would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive a fee, or all or a portion of the interest on investment of the collateral. The lender of the securities would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. The lender would not have the right to vote any securities having voting rights during the existence of a loan, but could call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. Securities lending involves administrative expenses, including finders' fees. If the investment adviser decides to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the Portfolio's total assets.


ASSET COVERAGE REQUIREMENTS. Transactions involving swaps, short sales, forward contracts, futures contracts and options (other than options that the Portfolio has purchased) create an obligation to another party. The Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, swaps, or other options, futures contracts or forward contracts, or (2) cash or liquid securities (such as readily marketable common stock and money market instruments) with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Only the net obligation of a swap will be covered. The Portfolio will comply with Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount. The securities in the segregated account will be marked to market daily.

    Assets used as cover or held in a segregated account maintained by the custodian cannot be sold while the position requiring coverage or segregation is outstanding, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of assets to segregated accounts or to cover could impede portfolio management or the ability to meet redemption requests or other current obligations.


SELECTION OF SECURITIES USED TO MEET REDEMPTIONS. Investors in the Portfolio (including the Fund) may redeem all or a portion of their interests in the Portfolio at net asset value on a daily basis. Redemptions by the Fund's shareholders currently are met entirely in cash, but distributions of securities generally are used to meet redemptions by investors in the Portfolio who have contributed securities and may in the future be used to meet redemptions by the Fund's shareholders. See "Redeeming Shares" in the prospectus. The Portfolio's ability to select the securities used to meet redemptions is limited with respect to redemptions by investors who contributed securities, and with respect to the securities contributed by such investors. Within seven years of a contribution of securities (or, for securities contributed prior to June 9, 1997, within five years of contribution), (the "initial holding period") the Portfolio will not distribute such securities to any investor other than the contributing investor. In meeting a redemption of an investor who contributed securities within the initial holding period after the contribution by such investor, the Portfolio will not, unless requested by the redeeming investor, distribute any securities other than the securities contributed by the redeeming investor while retaining all or a portion of the securities contributed by such investor. In addition, upon the request at any time of a redeeming investor in the Portfolio that contributed securities, the Portfolio will utilize securities held in the Portfolio that were contributed by such investor to meet the redemption. After expiration of the initial holding period, redeeming investors in the Portfolio who contributed securities generally may request a diversified basket of securities, the composition of which will be determined in the investment adviser's discretion. These redemption practices constrain the selection of securities distributed to meet redemptions (particularly during the initial holding period) and, consequently, may adversely affect the performance of the Portfolio and the Fund. The Trustees of the Portfolio believe that the potential advantages for the Portfolio to be derived from attracting contributions of securities that would not be made in the absence of these redemption practices outweigh the potential disadvantages of reduced flexibility to select securities to meet redemptions. It is impossible to predict whether the net result will be beneficial or detrimental to the Fund's performance.

TEMPORARY INVESTMENTS. Under unusual market conditions, the Portfolio may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, certificates of deposit, short-term notes and short-term U.S. Government obligations.

PORTFOLIO TURNOVER. The Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally be lower than that of most other equity mutual funds and will generally not exceed 20% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater trading expenses to the Portfolio.

                           INVESTMENT RESTRICTIONS


    The following investment restrictions of the Fund are designated as fundamental and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund, present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of the Fund. Accordingly, the Fund may not:

        (1) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;


        (2) Purchase any securities or evidences of interest therein on "margin," that is to say in a transaction in which it has borrowed all or a portion of the purchase price and pledged the purchased securities or evidences of interest therein as collateral for the amount so borrowed;

        (3) Engage in the underwriting of securities; or


        (4) Buy or sell real estate (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate), commodities or commodity contracts for the purchase or sale of physical commodities;

        (5) Make loans to other persons, except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities;

        (6) With respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies; or

        (7) Concentrate its investments in any particular industry, but, if deemed appropriate for the Fund's objective, up to 25% of the value of its assets may be invested in any one industry.

    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. Notwithstanding the investment policies and restrictions of the Portfolio, the Portfolio may invest part of its assets in another investment company consistent with the 1940 Act.

    The Fund and the Portfolio have adopted the following investment policies which may be changed by the Trustees with respect to the Fund without shareholder approval or with respect to the Portfolio without approval of the Fund or its other investors. The Fund and the Porffolio will not:


        (a) invest more than 15% of its net assets in investments which are not readily marketable, including restricted securities and repurchase agreements with a maturity longer than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust, or its delegate, determines to be liquid; or


        (b) sell or contract to sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions.

    Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, such percentage limitation shall be determined immediately after and as a result of the Portfolio's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances, will not compel the Portfolio to dispose of such security or other asset. Notwithstanding the foregoing, under normal market conditions the Portfolio must take actions necessary to comply with the policy of investing at least 65% of total assets in common stock. Moreover, the Portfolio must always be in compliance with the borrowing policy and 15% limitation on investing in illiquid securities set forth above.

                         MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of the Trust are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110. Those Trustees who are "interested persons" of the Trust or the Portfolio, as defined in the 1940 Act, are indicated by an asterisk(*).

JAMES B. HAWKES (57), President and Trustee*
Chairman, President and Chief Executive Officer of Eaton Vance, BMR and their corporate parent and trustee (EVC and EV); Director of EVC and EV. Trustee and officer of various investment companies managed by Eaton Vance or BMR.


JESSICA M. BIBLIOWICZ (39), Trustee
President and Chief Operating Officer of John A. Levin & Co. (a registered investment advisor) (since July, 1997) and a Director of Baker, Fentress & Company which owns John A. Levin & Co. (since July, 1997). Formerly Executive Vice President of Smith Barney Mutual Funds (from July, 1994 to June, 1997). Elected Trustee October 30, 1998. Trustee of various investment companies managed by Eaton Vance or BMR since October 30, 1998.
Address: One Rockefeller Plaza, New York, NY 10020


DONALD R. DWIGHT (67), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

SAMUEL L. HAYES, III (64), Trustee
Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University
  Graduate School of Business Administration. Trustee of the Kobrick-Cendant Investment Trust (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 345 Nahatan Road, Westwood Massachusetts 02090

NORTON H. REAMER (63), Trustee
Chairman of the Board and Chief Executive Officer, United Asset Management
  Corporation (a holding company owning institutional investment management firms); Chairman, President and Director, UAM Funds (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

LYNN A. STOUT (41), Trustee of the Trust
Professor of Law, Georgetown University Law Center. Elected Trustee October
  30, 1998. Trustee of various investment companies managed by Eaton Vance or BMR since October 30, 1998.
Address: 600 New Jersey Avenue, NW, Washington, DC 20001

JOHN L. THORNDIKE (72), Trustee
Former Director of Fiduciary Company Incorporated. Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110


JACK L. TREYNOR (69), Trustee
Investment adviser and Consultant. Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274


WILLIAM H. AHERN, JR. (39), Vice President of the Trust
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

THOMAS J. FETTER (55), Vice President of the Trust
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

ROBERT B. MACINTOSH (42), Vice President of the Trust
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

DUNCAN W. RICHARDSON (41), Vice President of the Portfolio
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

MICHAEL B. TERRY (56), Vice President of the Trust
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR (53), Treasurer
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER (58), Secretary
Vice President and Chief Legal Officer of Eaton Vance, BMR, EVC and EV since
  November 1, 1996. Previously, he was a Partner of the law firm of Kirkpatrick & Lockhart LLP, New York and Washington, D.C., and was Executive Vice President of Neuberger & Berman Management, Inc., a mutual fund management company. Officer of various investment companies managed by Eaton Vance or BMR.


JANET E. SANDERS (63), Assistant Treasurer and Assistant Secretary
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.


A. JOHN MURPHY (36), Assistant Secretary
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

ERIC G. WOODBURY (41), Assistant Secretary
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

    Messrs. Hayes (Chairman), Reamer and Thorndike are members of the Special Committee of the Board of Trustees of the Trust and of the Portfolio. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Fund and the Portfolio, including investment advisory (Portfolio only), administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund, the Portfolio or investors therein.

    The Nominating Committee of the Board of Trustees of the Trust and the Portfolio is comprised of four Trustees who are not "interested persons" as that term is defined under the 1940 Act ("noninterested Trustees"). The Committee has four-year staggered terms, with one member rotating off the Committee to be replaced by another noninterested Trustee. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates.

    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust and of the Portfolio. The Audit Committee's functions include making recommendations to the Board of Trustees regarding the selection of the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Trust and of the Portfolio.


    Trustees of the Portfolio who not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees" Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustees. Neither the Portfolio nor the Trust has a retirement plan for its Trustees.

    The fees and expenses of the noninterested Trustees of the Trust and of the Portfolio are paid by the Fund (and the other series of the Trust) and of the Portfolio, respectively. (The Trustees of the Trust and of the Portfolio who are members of the Eaton Vance organization receive no compensation from the Trust or the Portfolio.) During the fiscal year ended October 31, 1998, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees of the Trust and the Portfolio and, for the year ended December 31, 1998, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex
(1):

         SOURCE OF        JESSICA M.       DONALD R.       SAMUEL L.       NORTON H.        LYNN A.         JOHN L.         JACK L.
       COMPENSATION     BIBLIOWICZ(9)       DWIGHT        HAYES, III        REAMER         STOUT(9)       THORNDIKE        TREYNOR
       ------------     -------------       ------        ----------        ------         --------       ---------        -------
Trust(2) ..............    $  --           $  7,534        $  7,910        $  7,427        $  --           $  7,656       $  8,311
Portfolio .............       --              6,433(3)        6,538(4)        6,212           --              6,397(5)       6,990
Trust and Fund
  Complex .............     33,333          160,000(6)      170,000(7)      160,000         33,333          160,000(8)     170,000

------------
(1) As of March 1, 1999, the Eaton Vance Fund complex consists of 152 registered investment companies or series thereof.
(2) The Trust consisted of 12 Funds as of October 31, 1998.
(3) Includes $3,233 of deferred compensation.
(4) Includes $2,237 of deferred compensation.
(5) Includes $6,385 of deferred compensation.
(6) Includes $60,000 of deferred compensation.
(7) Includes $41,563 of deferred compensation.
(8) Includes $119,091 of deferred compensation.
(9) Ms. Bibliowicz and Ms. Stout were elected Trustees on October 30, 1998 and receive compensation approximating the other
    Trustees.


ORGANIZATION. The Fund is a series of the Trust, which is organized under Massachusetts law and is operated as an open-end management investment company. The Fund (formerly EV Marathon Tax-Managed Growth Fund) established 3 classes of shares on November 1, 1997 -- Class A shares (formerly EV Traditional Tax-Managed Growth Fund), Class B shares and Class C shares (formerly EV Classic Tax-Managed Growth Fund) of Eaton Vance Tax-Managed Growth Fund. Information herein prior to such date is for the Fund before it became a multiple-class fund. Class A and Class C are successors to the operations of separate series of the Trust.

    The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). The Trustees of the Trust have divided the shares of the Fund into multiple classes. Each class represents an interest in the Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of the Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

    The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for growth in the assets of the Portfolio, may afford the potential for economies of scale for the Fund and may over time result in lower expenses for the Fund.

    As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

    Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of the Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust's By-laws also provide for indemnification out of the property of the Fund of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is remote.

    The Portfolio is organized as a trust under the laws of the state of New York and intends to be treated as a partnership for federal tax purposes. In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Portfolio holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

    The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

    Whenever the Fund as an investor in a Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

    The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in the Portfolio) from the Portfolio.

               INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

INVESTMENT ADVISORY SERVICES. BMR manages the investments and affairs of the Portfolio subject to the supervision of the Portfolio's Board of Trustees. BMR furnishes to the Portfolio investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities.


    For a description of the compensation that the Portfolio pays BMR under the Investment Advisory Agreement, see the prospectus. As of October 31, 1998, the Portfolio had net assets of $6,985,678,484. For the fiscal years ended October 31, 1998 and 1997 and for the period from the start of business, December 1, 1995, to October 31, 1996, the Portfolio paid BMR advisory fees of $24,370,514, $9,455,900 and $2,116,576, respectively, (equivalent to 0.47%,
0.53% and 0.618% (annualized), respectively, of the Portfolio's average daily net assets for each such year).


    The Investment Advisory Agreement with BMR continues in effect from year to year for so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that BMR may render services to others. The Agreement also provides that BMR shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

ADMINISTRATIVE SERVICES. As indicated in the prospectus, Eaton Vance serves as administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund. Under its Administrative Services Agreement with the Trust, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund.

INFORMATION ABOUT BMR AND EATON VANCE. BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of BMR and Eaton Vance. BMR, Eaton Vance and EV are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Benjamin A. Rowland, Jr., John G.L. Cabot, John M. Nelson, Vincent M. O'Reilly and Ralph Z. Sorenson. All of the issued and outstanding shares of Eaton Vance are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, and Rowland, Alan R. Dynner, Thomas E. Faust, Jr., Thomas J. Fetter, Duncan W. Richardson, William M. Steul, and Wharton P. Whitaker. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization", all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.


EXPENSES. The Fund and Portfolio are each responsible for all expenses not expressly stated to be payable by another party (such as the investment adviser under the Investment Advisory Agreement, Eaton Vance under the Administrative Services Agreement or the principal underwriter under the Distribution Agreement). In the case of expenses incurred by the Trust, the Fund is responsible for its pro rata share of those expenses. The only expenses of the Fund allocated to a particular class are those incurred under the Distribution or Service Plan applicable to that class and those resulting from the fee paid to the principal underwriter for repurchase transactions.


                           OTHER SERVICE PROVIDERS

PRINCIPAL UNDERWRITER. Eaton Vance Distributors, Inc. ("EVD"), 24 Federal Street, Boston, MA 02110, is the Fund's principal underwriter. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement as it applies to Class A shares is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees) may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Distribution Agreement as it applies to Class B and Class C shares is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding shares of the relevant class or on six months' notice by the principal underwriter and is automatically terminated upon assignment. The principal underwriter distributes shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The principal underwriter allows investment dealers discounts from the applicable public offering price which are alike for all investment dealers. See "Sales Charges." EVD is a wholly-owned subsidiary of EVC. M. Hawkes is a Vice President and Director and Messrs. Dynner and O'Connor are Vice Presidents of EVD.

CUSTODIAN. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian to the Fund and Portfolio. IBT has the custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of the Portfolio's assets, maintains the general ledger of the Portfolio and the Fund and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust and the Portfolio. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

INDEPENDENT ACCOUNTANTS. Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent accountants of the Fund and the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

TRANSFER AGENT. First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123, serves as transfer and dividend disbursing agent for the Fund.

                       PURCHASING AND REDEEMING SHARES

CALCULATION OF NET ASSET VALUE. The net asset value of the Portfolio is computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. The Fund and the Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the Exchange is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as the percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, that amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

    The Trustees of the Portfolio have established the following procedures for the fair valuation of the Portfolio's assets under normal market conditions. Securities listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System generally are valued at the last sale prices or, if there were no sales on a particular day, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded or on such National Market System. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, at the mean between the last bid and asked price. Futures positions on securities or currencies are generally valued at closing settlement prices. Short term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees.

    Generally, trading in the foreign securities owned by the Portfolio is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Portfolio's shares generally are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Portfolio's net asset value (unless the Portfolio deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). Foreign securities and currency held by the Portfolio will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.

ADDITIONAL INFORMATION ABOUT PURCHASES. Fund shares are continuously offered through investment dealers which have entered agreements with the principal underwriter. The public offering price is the net asset value next computed after receipt of the order, plus, in the case of Class A shares, a variable percentage (sales charge) depending upon the amount of purchase as indicated by the sales charge table set forth in the prospectus. The sales charge is divided between the principal underwriter and the investment dealer. The sales charge table is applicable to purchases of a Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See "Sales Charges".


    In connection with employee benefit or other continuous group purchase plans, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below.

SUSPENSION OF SALES. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and in the case of Class B and Class C shares, the amount of uncovered distribution charges of the principal underwriter. The Class B and Class C Distribution Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.


ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as administrator, in exchange for Fund shares. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable public offering price of Class A shares or net asset value of Class B and Class C shares on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of securities. Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an investment dealer, together with a completed and signed Letter of Transmittal in approved form (available from investment dealers). Investors who are contemplating an exchange of securities for shares, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS. The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.


    Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

SYSTEMATIC WITHDRAWAL PLAN. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and, hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter will be able to terminate the withdrawal plan at any time without penalty.


                                SALES CHARGES

DEALER COMMISSIONS. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

SALES CHARGE WAIVERS. Class A shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds, including the Portfolio; to clients and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to registered representatives and employees of investment dealers and bank employees who refer customers to registered representatives of invetment dealers; to officers and employees of IBT and the transfer agent; and to such persons' spouses, parents, siblings and children and their beneficial accounts. Class A shares may also be issued at net asset value (1) in connection with the merger of an investment company or series thereof with the Fund, (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code") and "rabbi trusts". Subject to the applicable provisions of the 1940 Act, the Trust may issue Class A shares at net asset value in the event that an investment company (whether a regulated or private investment company or a personal holding company) is merged or consolidated with or acquired by the Class. Normally no sales charges will be paid in connection with an exchange of Class A shares for the assets of such investment company. Class A shares may be sold at net asset value to any investment advisory, agency, custodial or trust account managed or administered by Eaton Vance or by any parent, subsidiary or other affiliate of Eaton Vance. Class A shares are offered at net asset value to the foregoing persons and in the foregoing situations because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale.

    The CDSC applicable to Class B shares will be waived in connection with minimum required distributions from tax-sheltered retirement plans by applying the rate required to be withdrawn under the applicable rules and regulations of the Internal Revenue Service to the balance of Class B shares in your account.

STATEMENT OF INTENTION. If it is anticipated that $50,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, a Statement of Intention should be signed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares held under Right of Accumulation (see below) as of the date of the Statement will be included toward the completion of the Statement. The Statement authorizes the transfer agent to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. Execution of a Statement does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement, and should the amount actually purchased during the 13-month period be more or less than that indicated on the Statement, price adjustments will be made. Any investor considering signing a Statement of Intention should read it carefully.

RIGHT OF ACCUMULATION. The applicable sales charge level for the purchase of Class A shares is calculated by taking the dollar amount of the current purchase and adding it to the value (calculated at the maximum current offering price) of the Class A shares the shareholder owns in his or her account(s) in the Fund, and shares of other funds exchangeable for Class A shares. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate. Shares purchased (i) by an individual, his or her spouse and their children under the age of twenty-one, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and if qualifying, the applicable sales charge level. For any such discount to be made available, at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The Right of Accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

TAX-SHELTERED RETIREMENT PLANS. Class A and Class C shares are available for purchase in connection with certain tax-sheltered retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the principal underwriter. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the principal underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

DISTRIBUTION AND SERVICE PLANS. The Trust has adopted a Service Plan (the "Class A Plan") for the Fund's Class A shares that is designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD"). (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The Class A Plan provides that the Class A may make service fee payments for personal services and/or the maintenance of shareholder accounts to the principal underwriter, investment dealers and other persons in amounts not exceeding .25% of its average daily net assets for any fiscal year. The Trustees of the Trust have initially implemented the Class A Plan by authorizing Class A to make quarterly service fee payments to the principal underwriter and investment dealers in amounts not expected to exceed .25% of its average daily net assets for any fiscal year which is based on the value of Class A shares sold by such persons and remaining outstanding for at least twelve months. For the service fees paid by Class A shares, see Appendix A.

    The Trust has also adopted compensation-type Distribution Plans (the "Class B and Class C Plans") pursuant to Rule 12b-1 under the 1940 Act for the Fund's Class B and Class C shares. The Class B and Class C Plans are designed to permit an investor to purchase shares through an investment dealer without incurring an initial sales charge and at the same time permit the principal underwriter to compensate investment dealers in connection therewith. The Class B and Class C Plans provide that the Fund will pay sales commissions and distribution fees to the principal underwriter only after and as a result of the sale of shares. On each sale of shares (excluding reinvestment of distributions), the Fund will pay the principal underwriter amounts representing (i) sales commissions equal to 5% for Class B shares and 6.25% for Class C shares of the amount received by the Fund for each share sold and
(ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of uncovered distribution charges (as described below) of the principal underwriter. To pay these amounts, each Class pays the principal underwriter a fee, accrued daily and paid monthly, at an annual rate not exceeding .75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for sales commissions paid by it to investment dealers on the sale of shares and for interest expenses. For sales of Class B shares, the principal underwriter uses its own funds to pay sales commissions (except on exchange transactions and reinvestments) to investment dealers at the time of sale equal to 4% of the purchase price of the Class B shares sold by such dealers. For Class C shares, the principal underwriter currently expects to pay to an investment dealer (a) sales commissions (except on exchange transactions and reinvestments) at the time of sale equal to .75% of the purchase price of the shares sold by such dealer, and (b) monthly sales commissions approximately equivalent to 1/12 of .75% of the value of shares sold by such dealer and remaining outstanding for at least one year. During the first year after a purchase of Class C shares, the principal underwriter will retain the sales commission as reimbursement for the sales commissions paid to investment dealers at the time of sale. CDSCs paid to the principal underwriter will be used to reduce amounts owed to it. The Class B and Class C Plans provide that the Fund will make no payments to the principal underwriter in respect of any day on which there are no outstanding uncovered distribution charges of the principal underwriter. CDSCs and accrued amounts will be paid by the Trust to the principal underwriter whenever there exist uncovered distribution charges. Because payments to the principal underwriter under the Class B and Class C Plans are limited, uncovered distribution charges (sales commissions paid by the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. For the sales commissions and CDSCs paid on (and uncovered distribution charges of) Class B and Class C shares, see Appendix B and Appendix C, respectively.

    In calculating daily the amount of uncovered distribution charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the principal underwriter is entitled to be paid under the Plan since its inception. Payments theretofore paid or payable under the Class B and Class C Plans by the Trust to the principal underwriter and CDSCs theretofore paid or payable to the principal underwriter will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of outstanding uncovered distribution charges with respect to such day. The amount of outstanding uncovered distribution charges of the principal underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.

    The amount of uncovered distribution charges of the principal underwriter at any particular time depends upon various changing factors, including the level and timing of sales of shares, the nature of such sales (i.e., whether they result from exchange transactions, reinvestments or from cash sales through investment dealers), the level and timing of redemptions of shares upon which a CDSC will be imposed, the level and timing of redemptions of shares upon which no CDSC will be imposed (including redemptions of shares pursuant to the exchange privilege which result in a reduction of uncovered distribution charges), changes in the level of the net assets of the Class, and changes in the interest rate used in the calculation of the distribution fee under the Class B and Class C Plans.

    The Class B and Class C Plans also authorize each Class to make payments of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding .25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. This fee is paid quarterly in arrears based on the value of Class B shares sold by such persons and remaining outstanding for at least twelve months. For Class C, investment dealers currently receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to .25% of the purchase price of the Class C shares sold by such dealer, and (b) monthly service fees approximately equivalent to 1/12 of .25% of the value of Class C shares sold by such dealer and remaining outstanding for at least one year. During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to investment dealers at the time of sale. For the service fees paid by Class B and Class C shares, see Appendix B and Appendix C, respectively.

    Currently, payments of sales commissions and distribution fees and of service fees may equal 1% of a Class's average daily net assets per annum. The Trust believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by other investment companies pursuant to Rule 12b-1. Although the principal underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Class B and Class C Plans through an increase in the Fund's assets (thereby increasing the advisory fee payable to BMR by the Portfolio) resulting from sale of shares and through the amounts paid to the principal underwriter, including CDSCs, pursuant to the Plans. The Eaton Vance organization may be considered to have realized a profit under the Class B and Class C Plans if at any point in time the aggregate amounts theretofore received by the principal underwriter pursuant to the Class B or Class C Plan and from CDSCs have exceeded the total expenses theretofore incurred by such organization in distributing shares. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Trust.

    The Class A and Class B and Class C Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees") and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The Class A, Class B and Class C Plans were initially approved by the Trustees, including the Plan Trustees, on June 23, 1997.

    The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of each Fund's assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders. Payments for sales commissions and distribution fees made to the principal underwriter under the Class B and Class C Plans will compensate the principal underwriter for its services and expenses in distributing those classes of shares. Service fee payments made to the principal underwriter and investment dealers provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the principal underwriter and investment dealers, each Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that each Plan will benefit the Fund and its shareholders.

                                 PERFORMANCE

    Average annual total return is determined separately for each Class of the Fund by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/ depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period,
(ii) the deduction of the maximum sales charge from the initial $1,000 purchase order for Class A shares, (iii) a complete redemption of the investment, and (iv) the deduction of any CDSC at the end of the period. Total returns may also be calculated based on a purchase at net asset value and at varying sales charge levels. For information concerning the total return of the Classes of the Fund, see Appendix A, Appendix B and Appendix C.

    The Fund may use total return figures showing after-tax returns, including comparisons to tax-deferred vehicles such as Individual Retirement Accounts ("IRAs") and variable annuities. In calculating after-tax returns, the Fund will, in general, assume that its shareholders are U.S. individual taxpayers subject to federal income taxes at the highest marginal rate then applicable to ordinary income and long-term capital gains. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes. In calculating after-tax returns, distributions made by the Fund are assumed to be reduced by the amount of taxes payable on the distribution, and the after-tax proceeds of the distribution are reinvested in the Fund at net asset value on the reinvestment date.

    Total return may be compared to relevant indices, such as the Consumer Price Index and various domestic and foreign securities indices. The Fund's total return and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders. In addition, evaluations of the Fund's performance or rankings of mutual funds (which include the Fund) made by independent sources may be used in advertisements and in information furnished to present or prospective shareholders. Information, charts and illustrations showing the effect of compounding interest or relating to inflation and taxes (including their effects on the dollar and the return on stocks and other investment vehicles) may also be included in advertisements and materials furnished to present and prospective investors. The Fund's performance may differ from that of other investors in the Portfolio, and other investment companies.

    Information used in advertisements and in materials furnished to present or prospective shareholders may include statistics, data and performance studies prepared by independent organizations or included in various publications reflecting the investment performance or return achieved by various classes and types of investments (e.g. common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills) over various periods of time. This information may be used to illustrate the benefits of long-term investments in common stocks.


    Information used in advertisements and in materials provided to present and prospective shareholders may include descriptions of Eaton Vance and other Fund and Portfolio service providers, their investment styles, other investment products, personnel and Fund distribution channels.

    Information about the allocation and holdings of investments in the Portfolio may be included in advertisements and other material furnished to present and prospective shareholders.


    Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

    -- costs associated with aging parents;
    -- funding a college education (including its actual and estimated cost); -- health care expenses (including actual and projected expenses);
    -- long-term disabilities (including the availability of, and coverage provided by, disability insurance); and
    -- retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets).

    Such information may also address different methods for saving money and the results of such methods, as well as the benefits of investing in equity securities. Such information may describe: the potential for growth; the performance of equities as compared to other investment vehicles; and the value of investing as early as possible and regularly, as well as staying invested. The benefits of investing in equity securities by means of a mutual fund may also be included (such benefits may include diversification, professional management and the variety of equity mutual fund products).

    Information in advertisements and materials furnished to present and prospective investors may include profiles of different types of investors (i.e., investors with different goals and assets) and different investment strategies for meeting specific financial goals. Such information may provide hypothetical illustrations which include: results of various investment strategies; performance of an investment in the Fund over various time periods; and results of diversifying assets among several investments with varying performance. Information in advertisements and materials furnished to present and prospective investors may also include quotations (including editorial comments) and statistics concerning investing in securities, as well as investing in particular types of securities and the performance of such securities.

    The Trust (or Principal Underwriter) may provide information about Eaton Vance, its affiliates and other investment advisers to the funds in the Eaton Vance Family of Funds in sales material or advertisements provided to investors or prospective investors. Such material or advertisements may also provide information on the use of investment professionals by such investors.

                                    TAXES


    Each series of the Trust, is treated as a separate entity for federal income tax purposes. The Fund intends to elect to be treated, and to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute a sufficient amount of any investment company taxable income so as to effect such qualification. The Fund may also distribute part or all of any net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to reduce or avoid any federal income or excise tax.


    Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to also satisfy them, and the Portfolio intends to do so. For federal income tax purposes, the Portfolio intends to be treated as a partnership that is not a "publicly traded partnership" and, as a result, will not be subject to federal income tax. The Fund, as an investor in the Portfolio, will be required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, and credits, without regard to whether it has received any cash distributions from the Portfolio.

    The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund (i) will be deemed to own its proportionate share of each of the assets of the Portfolio and (ii) will be entitled to the gross income of the Portfolio attributable to such share.

    In order to avoid excise tax, the Code requires the Fund to distribute by the end of each calendar year substantially all of its ordinary income for such year and capital gain net income for the one-year period ending on October 31 of such year, plus certain other amounts. Under current law, provided the Fund qualifies as a RIC and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio should be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    The Fund may retain for investment its net capital gain. However, if the Fund does so, it will be subject to a tax of 35% on the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its Shareholders, who (i) will be required to include in income for tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities, and (iii) will increase the tax basis of their Fund Shares by an amount equal to 65% of the amount of undistributed capital gain included in their gross income.

    A portion of distributions made by the Fund (that are derived from dividends received by the Portfolio) from domestic corporations and allocated to the Fund may qualify for the dividends-received deduction ("DRD") for corporations. The DRD is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the DRD may result in reduction of the tax basis of the corporate shareholder's shares. Distributions eligible for the DRD may give rise to or increase an alternative minimum tax for certain corporations.

    Under the Code, the redemption or exchange of shares of a RIC normally results in capital gain or loss if such shares are held as capital assets. However, a loss realized on a redemption or other disposition of Fund shares may be disallowed under certain "wash sale" rules if shares of the Fund are acquired within a period beginning 30 days before and ending 30 days after the date of such redemption or other disposition. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

    Any loss realized upon the redemption or exchange of a Fund with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares.

    Certain investors in the Portfolio, including RICs, have acquired interests in the Portfolio by contributing securities. Due to tax considerations, during the first seven years following the contribution of securities (or within five years for securities contributed prior to June 9, 1997) to the Portfolio by an investor, such securities will not be distributed to any investor other than the investor who contributed those securities. Investors who acquire an interest in the Portfolio by contributing securities and who redeem that interest within the applicable time period will generally receive back one or more of the securities they contributed. In partial redemptions by such investors during this period, the Portfolio will attempt to accommodate requests to distribute initially those contributed securities and share lots with the highest cost basis.

    The Portfolio has significant holdings of highly appreciated securities that were contributed to the Portfolio by investors other than the Fund. If such securities were to be sold, the resulting capital gain would be allocated disproportionately among the Portfolio's investors, with the result that the Fund would not be subject to taxation on any gain arising prior to the contribution of the securities to the Portfolio.

                       PORTFOLIO SECURITY TRANSACTIONS

    Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR. BMR is also responsible for the execution of transactions for all other accounts managed by it.

    BMR places the portfolio security transactions of the Portfolio and of certain other accounts managed by it for execution with many firms. BMR uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous and (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, BMR will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the broker-dealer's services, the value of the brokerage and research services provided, the responsiveness of the broker-dealer to BMR, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of services rendered by the firm in this and other transactions, and the reasonableness of the commission, if any. Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities usually involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although commissions paid on portfolio transactions will, in the judgment of BMR, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Portfolio and BMR's other clients providing brokerage and research services to BMR.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if BMR determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which BMR and its affiliates have for accounts over which it exercises investment discretion. In making any such determination, BMR will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

    It is a common practice of the investment advisory industry for the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealers which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, BMR may receive Research Services from broker-dealer firms with which it places the portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services may include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by BMR in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to BMR in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Portfolio is not reduced because BMR receives such Research Services. BMR evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio securitiy transactions to such firms to ensure the continued receipt of Research Services which BMR believes are useful or of value to it in rendering investment advisory services to its clients.

    The Fund and BMR may also receive Research Services from underwriters and dealers in fixed price offerings, which Research Services are reviewed and evaluated by BMR in connection with its investment responsibilities. The investment companies sponsored by BMR or Eaton Vance may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including BMR, to such companies. Such companies may also pay cash for such information.

    Subject to the requirement that BMR shall use its best efforts to seek to execute portfolio security transactions of the Fund at advantageous prices and at reasonably competitive commission rates or spreads, BMR is authorized to consider as a factor in the selection of any broker-dealer firm with whom Portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by Eaton Vance. This policy is not inconsistent with a rule of the NASD, which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.


    Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by BMR or its affiliates. Whenever decisions are made to buy or sell securities by the Porttolio and one or more of such other accounts simultaneously, BMR will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where BMR reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Portfolio that the benefits from BMR's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

    For the fiscal years ended October 31, 1998 and 1997 and for the period from the Portfolio's start of business, December 1, 1995, to October 31, 1996, the Portfolio paid brokerage commissions of $2,367,391, $1,019,496 and $144,815, respectively, on portfolio security transactions. Of these amounts, approximately $1,542,207, $832,436 and $112,018, respectively, was paid in respect of portfolio security transactions aggregating approximately $2,248,322,320, $740,796,988 and $89,523,457, respectively, to firms which provided some Research Services to the investment adviser's organization (although many of such firms may have been selected in any particular transaction primarily because of their execution capabilities).

                             FINANCIAL STATEMENTS


    The audited financial statements of and the independent auditors' reports for the Fund and the Portfolio, appear in the Fund's most recent annual report to shareholders, which is incorporated by reference into this SAI. A copy of the Fund's annual report accompanies this SAI. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.


    Registrant incorporates by reference the audited financial information for the Fund and the Portfolio for the fiscal year ended October 31, 1998, as previously filed electronically with the Commission (Accession No. 0000950109-99-000017).


                                  APPENDIX A

                   CLASS A FEES, PERFORMANCE AND OWNERSHIP


SERVICE FEES
    For the fiscal year ended October 31, 1998, Class A made service fee payments under the Service Plan aggregating $256,146, of which $249,006 was paid to investment dealers and the balance of which was retained by the principal underwriter.

PRINCIPAL UNDERWRITER
    The total sales charges paid in connection with sales of Class A shares during the fiscal year ended October 31, 1998 was $15,839,512, of which $2,265,177 was received by the principal underwriter. For the fiscal year ended October 31, 1998, Authorized Firms received $13,574,335 from the total sales charges.

    The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the principal underwriter. For the fiscal year ended October 31, 1998, Class A paid the principal underwriter $7,530 for repurchase transactions handled by it.


                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000. Total return prior to November 1, 1997 reflects the total return of the predecessor to Class A. Total return prior to March 28, 1996 reflects the total return of Class B, adjusted to reflect the Class A sales charge. The Class B total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class A total return would be different. The "Value of Initial Investment" reflects the deduction of the maximum sales charge of 5.75%. Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

                                                    VALUE OF $1,000 INVESTMENT


                                                                              TOTAL RETURN                    TOTAL RETURN
                                                                           EXCLUDING MAXIMUM               INCLUDING MAXIMUM
                                          VALUE OF       VALUE OF             SALES CHARGE                    SALES CHARGE
       INVESTMENT          INVESTMENT      INITIAL      INVESTMENT   ------------------------------  ----------------------------
         PERIOD               DATE       INVESTMENT    ON 10/31/98     CUMULATIVE      ANNUALIZED      CUMULATIVE      ANNUALIZED
         ------               ----       ----------    -----------     ----------      ----------      ----------      ----------
10 Years Ended
  10/31/98                  10/31/88       $942.41      $4,761.23       405.23%          17.58%         376.12%          16.89%
5 Years Ended
  10/31/98                  10/31/93       $942.24      $2,564.82       172.20%          22.17%         156.48%          20.73%
1 Year Ended
  10/31/98                  10/31/97       $942.24      $1,100.77        16.83%          16.83%          10.08%          10.08%


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    As of February 1, 1999, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding Class A shares of the Fund. As of February 1, 1999, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 10.5% of the outstanding Class A shares, which it held on behalf of its customers who are the beneficial owners of such shares, and as to which they had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding Class A shares as of such date.

                                  APPENDIX B

                   CLASS B FEES, PERFORMANCE AND OWNERSHIP


DISTRIBUTION AND SERVICE FEES
    During the fiscal year ended October 31, 1998, the principal underwriter paid to investment dealers sales commissions of $46,404,669 on sales of Class B shares. During the same period, the Fund made distribution payments to the principal underwriter under the Distribution Plan aggregating $9,091,696 and the principal underwriter received approximately $1,991,000 in CDSCs imposed on early redeeming shareholders. These distribution payments and CDSC payments reduced uncovered distribution charges under the Plan. As at October 31, 1998, the outstanding uncovered distribution charges of the principal underwriter calculated under the Plan amounted to approximately $73,999,000 (which amount was equivalent to 4.1% of Class B net assets on such date). During the fiscal year ended October 31, 1998, Class B made service fee payments to the principal underwriter and investment dealers aggregating $785,732, of which $784,585 was paid to investment dealers and the balance of which was retained by the principal underwriter.

PRINCIPAL UNDERWRITER
    The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the principal underwriter. For the fiscal year ended October 31, 1998, Class B paid the principal underwriter $17,845 for repurchase transactions handled by it.


                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in Class B shares of the Fund. Total return for Class B prior to March 28, 1996 reflects the total return of another investor in the Portfolio, adjusted to reflect the Class B sales charge. This total return has not been adjusted to reflect certain other Class B expenses (such as distribution and/or service fees). If such adjustments were made, the performance would be lower. Past performance is not indicative of future results. Investment return and principal vaue will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

                                                   VALUE OF A $1,000 INVESTMENT

                                              VALUE OF          VALUE OF
                                             INVESTMENT        INVESTMENT
                                               BEFORE            AFTER            TOTAL RETURN BEFORE          TOTAL RETURN AFTER
                                            DEDUCTING THE    DEDUCTING THE        DEDUCTING THE CDSC           DEDUCTING THE CDSC
 INVESTMENT     INVESTMENT    AMOUNT OF         CDSC              CDSC        --------------------------    ------------------------
   PERIOD          DATE       INVESTMENT     ON 10/31/98      ON 10/31/98       CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
   ------          ----       ----------     -----------      -----------       ----------    ----------    ----------    ----------
10 Years Ended
10/31/98         10/31/88       $1,000        $4,953,88        $4,953.88         395.39%        17.35%        395.39%       17.35%
5 Years Ended
10/31/98         10/31/93       $1,000        $2,668.95        $2,648.95         166.90%        21.69%        164.90%       21.51%
1 Year Ended
8/31/98          10/31/97       $1,000        $1,159.46        $1,109.46          15.95%        15.95%         10.95%       10.95%


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    As at February 1, 1999, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding Class B shares of the Fund. As of February 1, 1999, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 19.4% of the outstanding Class B shares, which it held on behalf of its customers who are the beneficial owners of such shares, and as to which they had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding Class B shares as of such date.

                                  APPENDIX C

                   CLASS C FEES, PERFORMANCE AND OWNERSHIP


DISTRIBUTION AND SERVICE FEES
    During the fiscal year ended October 31, 1998, the principal underwriter paid to investment dealers sales commissions of $1,097,560 on sales of Class C shares. During the same period, the Fund made distribution payments to the principal underwriter under the Distribution Plan aggregating $2,538,292 and the principal underwriter received approximately $151,000 in CDSCs imposed on early redeeming shareholders. These distribution payments and CDSC payments reduced uncovered distribution charges under the Plan. As at October 31, 1998, the outstanding uncovered distribution charges of the principal underwriter calculated under the Plan amounted to approximately $31,143,000 (which amount was equivalent to 5.9% of Class C's assets on such date). During the fiscal year ended October 31, 1998, Class C made service fee payments to the principal underwriter and investment dealers aggregating $1,326,067 of which $799,355 was paid to investment dealers and the balance of which was retained by the principal underwriter.

PRINCIPAL UNDERWRITER
    The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the principal underwriter. For the fiscal year ended October 31, 1998, Class C paid the principal underwriter $5,620 for repurchase transactions handled by it.


                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000. Total return prior to November 1, 1997 reflects the total return of the predecessor to Class C. Total return prior to August 2, 1996 reflects the total return of Class B adjusted to reflect the Class C sales charge. The Class B total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class C total return would be different. Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

                                                   VALUE OF A $1,000 INVESTMENT

                                             VALUE OF         VALUE OF
                                              INVEST-          INVEST-
                                           MENT BEFORE DE-  MENT AFTER DE-      TOTAL RETURN BEFORE          TOTAL RETURN AFTER
                                            DUCTING THE      DUCTING THE         DEDUCTING THE CDSC          DEDUCTING THE CDSC
  INVESTMENT     INVESTMENT    AMOUNT OF        CDSC             CDSC         --------------------------  ------------------------
    PERIOD          DATE      INVESTMENT     ON 10/31/98      ON 10/31/98     CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
----------------  ------------  -----------  ---------------  ---------------  ------------  ------------  ------------  ---------
10 Years Ended
10/31/98          10/31/88      $1,000        $4,921.00        $4,921.00       392.10%        17.27%       392.10%        17.27%
5 Years Ended
10/31/98          10/31/93      $1,000        $2,651.20        $2,651.20       165.12%        21.53%       165.12%        21.53%
1 Year Ended
10/31/98          10/31/97      $1,000        $1,157.52        $1,147.52        15.75%        15.75%        14.75%        14.75%

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    As at February 1, 1999, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding Class C shares of the Fund. As at February 1, 1999, Merrill Lynch, Pierce, Fenner & Smith, Jacksonville, FL was the record owner of approximately 30.7% of the outstanding Class C shares which are held on behalf of their customers who are the beneficial owners of such shares, and as to which they have voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding Class C shares as of such date.

                                    PART B
        INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                                        STATEMENT OF
                                                        ADDITIONAL INFORMATION
                                                        March 1, 1999

                 EATON VANCE TAX-MANAGED EMERGING GROWTH FUND
                    EATON VANCE TAX-MANAGED INTERNATIONAL
                                 GROWTH FUND
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265

    This Statement of Additional Information ("SAI") provides general information about the Funds listed above. Each Fund is a series of Eaton Vance Mutual Funds Trust. Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:


                                                                           Page
    Strategies and Risks .............................................        2
    Investment Restrictions ..........................................        5
    Management and Organization ......................................        6
    Investment Advisory and Administrative Services ..................        9
    Other Service Providers ..........................................       11
    Purchasing and Redeeming Shares ..................................       11
    Sales Charges ....................................................       13
    Performance ......................................................       16
    Taxes ............................................................       17
    Portfolio Security Transactions ..................................       19
    Financial Statements .............................................       20

Appendices:
    A: Class A Fees, Performance and Ownership .......................      a-1
    B: Class B Fees, Performance and Ownership .......................      b-1
    C: Class C Fees, Performance and Ownership .......................      c-1


    Although each Fund offers only its shares of beneficial interest, it is possible that a Fund (or Class) might become liable for a misstatement or omission in this SAI regarding another Fund (or Class) because the Funds use this combined SAI. The Trustees of the Trust have considered this factor in approving the use of a combined SAI.

    THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUNDS' PROSPECTUS DATED MARCH 1, 1999, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS, WHICH MAY BE OBTAINED BY CALLING 1-800-225-6265.

                             STRATEGIES AND RISKS


TAX-MANAGED EMERGING GROWTH FUND. Under normal market conditions, the Tax-Managed Emerging Growth Fund will invest at least 65% of its total assets in equity securities of emerging growth companies. For this purpose, equity securities include common stocks and securities convertible into common stocks. In selecting companies for investment, the investment adviser may consider overall growth prospects, financial condition, competitive position, technology, marketing expertise, profit margins, return on investment, capital resources, management and other factors. The Fund may invest up to 35% of its assets in preferred stocks, warrants, money market instruments (to meet anticipated redemption requests or while investment of cash is pending) and other securities and instruments.

TAX-MANAGED INTERNATIONAL GROWTH FUND. Under normal market conditions, the Tax-Managed International Growth Fund will invest at least 65% of its total assets in foreign equity securities. For this purpose, equity securities include common stocks and securities convertible into common stocks. In selecting companies for investment, the investment adviser may consider overall growth prospects, financial condition, competitive position, technology, marketing expertise, profit margins, return on investment, capital resources, management and other factors. In selecting investments, the investment adviser will also take into account industry and country considerations, including performance expectations for different foreign stock markets and currencies, as well as the Fund's current position with respect to such markets and currencies. The Fund may invest up to 35% of its assets in preferred stocks, warrants, money market instruments (to meet anticipated redemption requests or while investment of cash is pending) and other securities and instruments.

TAX-MANAGED INVESTING. Taxes are a major influence on the net returns that investors receive on their taxable investments. There are four components of the returns of an equity mutual fund -- price appreciation, distributions of income and distributions of realized short-term and long-term capital gains -- which are treated differently for federal income tax purposes. Distributions of net investment income and net realized short-term gains (on stocks held less than 12 months) are taxed as ordinary income, at rates as high as 39.6%. Distributions of realized long-term gains (on stocks held at least 12 months) are taxed at rates up to 20%. Returns derived from price appreciation are untaxed until the shareholder redeems. Upon redemption, a capital gain equal to the difference between the net proceeds of the redemption and the shareholder's adjusted tax basis is realized.

    The Funds are similar to retirement planning products such as variable annuities and IRAs in that they are vehicles for long-term, tax-deferred investing. As a mutual fund, however, the Funds avoid a number of structural disadvantages inherent in a variable annuity--including the limitations and penalties on early withdrawals, the taxing of all income and gain upon withdrawal at ordinary income rates, and the inability to gain a step up in basis at death. Variable annuities offer tax-free exchanges and a death benefit, which are not offered by the Funds. Eligibility to invest in IRAs and annual contributions to IRAs are limited. Contributions to deductible IRAs can be made from pre-tax dollars and distributions from Roth IRAs are not taxed if certain requirements are met.

    An analysis of long-term hypothetical returns achievable from a tax-managed equity fund that achieves returns predominantly from unrealized gains compared to a conventional equity mutual fund and a variable annuity can illustrate the fundamental soundness of a tax-managed equity fund investment. Assuming identical annual pre-tax returns, over a holding period of several years a tax-managed fund can generate liquidation proceeds higher than a conventional managed equity mutual fund and a variable annuity. If the investments are passed into an estate (thereby triggering a step-up in basis), the relative performance advantage of a tax-managed fund compared to a conventional fund or to a variable annuity can be substantial, again assuming equivalent annual returns before taxes. Of course, actual returns achieved by long-term investors in a Fund cannot be predicted.


FOREIGN SECURITIES. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets, political or financial instability or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.


DERIVATIVE INVESTMENTS. Each Fund may purchase or sell derivative instruments to hedge against securities price declines and currency movements, to enhance returns and as a substitute for the purchase and sale of securities. Transactions in derivative instruments (which derive their value by reference to other securities, indices, instruments, or currencies) may be conducted in the U.S. and abroad. Such transactions may include the purchase and sale of stock index futures contracts and options on stock index futures; the purchase of put options and the sale of call options on securities held; equity swaps; and the purchase and sale of forward currency exchange contracts and currency futures. Derivative transactions may be more advantageous in a given circumstance than transactions involving securities due to more favorable current tax treatment, lower transaction costs, or greater liquidity. While many derivative instruments have built-in leveraging characteristics, the Funds will not use them for the purpose of leverage. The purchase and sale of derivative instruments is a highly specialized activity that can expose a Fund to a significant risk of loss. The use of futures for nonhedging purposes is limited by regulations of the Commodity Futures Trading Commission ("CFTC"). There can be no assurance that the use of derivative instruments will be advantageous.

EQUITY SWAPS AND OTC OPTIONS. Equity swaps and over-the-counter options contracts will only be entered into with counterparties whose credit quality or claims paying ability are considered to be investment grade by the investment adviser. In addition, at the time of entering into a transaction, a Fund's credit exposure to any one counterparty will be limited to 5% or less of net assets. As described below, the Fund's investment in illiquid assets, which may include certain equity swaps and over-the-counter options, may not represent more than 15% of net assets at the time any such illiquid assets are acquired.

FOREIGN CURRENCY TRANSACTIONS. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into swaps, forward contracts, options or futures on currency. On spot transactions, foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the investment adviser desire to resell that currency to the dealer.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND CURRENCY FUTURES. Forward foreign currency contracts ("forward contracts") are individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency (or basket of currencies) for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The investment adviser may enter into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on such a security, to "lock" in the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. Forward contracts with a term of greater than one year generally will not be entered into.

    Currency futures contracts are exchange-traded instruments that may be used for the purposes described in the preceding paragraphs as an alternative to the purchase or sale of forward currency exchange contracts. Currency futures contracts are similar in structure to stock index futures contracts, but change in value to reflect the movements of a currency or basket of currencies rather than a stock index. Investments in currency contracts are subject to limitations and restrictions similar to those set forth for investments in stock index futures and options on stock index futures.

RISKS ASSOCIATED WITH DERIVATIVE INSTRUMENTS. Entering into a derivative instrument involves a risk that the applicable market will move against the position held and that a loss will result. For derivative instruments other than purchased options, this loss may exceed the amount of the initial investment made or the premium received. Derivative instruments may sometimes increase or leverage exposure to a particular market risk. Leverage enhances exposure to the price volatility of derivative instruments. Success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and other assets held in the portfolio. Over-the-counter ("OTC") derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions and limiting losses. The staff of the Securities and Exchange Commission takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are subject to the 15% limit on illiquid investments. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the extent to which derivative instruments may be purchased and sold. Transactions in futures contracts and related options will be entered into only to the extent such transactions are consistent with the requirements of the Code for maintaining qualification as a regulated investment company for federal income tax purposes.

LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS. All futures contracts will be traded on exchanges or boards of trade that are licensed and regulated by the CFTC and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant exchange. Under CFTC regulations, futures contracts may only be entered into if, immediately thereafter, the value of the aggregate initial margin with respect to all currently outstanding non-hedging positions in futures contracts does not exceed 5% of net asset value, after taking into account unrealized profits and losses on such positions.

    In order to hedge current or anticipated portfolio positions, futures contracts on securities held or on securities with characteristics similar to those of the securities held may be used. If, in the opinion of the investment adviser, there is a sufficient degree of correlation between price trends for the securities held and futures contracts based on other financial instruments, securities indices or other indices, such futures contracts may also be entered into as part of its hedging strategy.


    All call options on securities written will be covered. This means that, each Fund will own the securities subject to the call option or an offsetting call option so long as the call option is outstanding.


SHORT SALES AGAINST-THE-BOX. Securities may be sold short where a Fund owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). A short sale against-the-box requires that the short seller absorb certain costs so long as the position is open. In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver appreciated stock to close the position if the borrowed stock is called in, causing a gain to be recognized. The investment adviser expects normally to close short sale against-the-box transactions by delivering newly-acquired stock. No more than 25% of assets is expected to be subject to short-sales against-the-box at any one time.

    The ability to use short sales against-the-box, certain equity swaps and certain equity collar strategies as a tax-efficient management technique with respect to holdings of appreciated securities is limited to circumstances in which the hedging transaction is closed out within thirty days after the end of the taxable year and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

LENDING PORTFOLIO SECURITIES. Each Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the investment adviser to be sufficiently creditworthy and when, in the judgment of the investment adviser, the consideration which can be earned from securities loans of this type, net of administrative expenses and finders' fees, justifies the attendant risk. Under present regulatory policies of the Commission, securities loans are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities held by the custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. Cash equivalents include certificates of deposit, commercial paper and other short-term money market instruments. Securities will be loaned only to borrowers whose credit quality or claims paying ability is considered to be investment grade by the investment adviser. The financial condition of the borrower will be monitored by the investment adviser on an ongoing basis. If a borrower of securities defaults on a securities loan, the lender (i.e., a Fund will, under proposed Treasury Regulations, be considered to have disposed of the securities in a taxable transaction. Delays may be experienced in the recovery or loss of rights in loaned securities if a borrower of securities fails financially. The lender of the securities would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive a fee, or all or a portion of the interest on investment of the collateral. The lender of the securities would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. The lender would not have the right to vote any securities having voting rights during the existence of a loan, but could call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. Securities lending involves administrative expenses, including finders' fees.

ASSET COVERAGE REQUIREMENTS. Transactions involving swaps, short sales, forward contracts, futures contracts and options (other than options that a Fund has purchased) create an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, swaps, or other options, futures contracts or forward contracts, or (2) cash or liquid securities (such as readily marketable common stock and money market instruments) with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. (Only the net obligations of a swap will be covered.) The Funds will comply with Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount. The securities in the segregated account will be marked to market daily.


    Assets used as cover or held in a segregated account maintained by the custodian cannot be sold while the position requiring coverage or segregation is outstanding unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of assets to segregated accounts or to cover could impede portfolio management or the ability to meet redemption requests or other current obligations.


TEMPORARY INVESTMENTS. Under unusual market conditions, a Fund may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, certificates of deposit, short-term notes and short-term U.S. Government obligations.

PORTFOLIO TURNOVER. A Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally be lower than that of most other equity mutual funds, except to the extent a Fund sells securities in order to generate capital losses. Selling securities to generate capital losses will increase a Fund's turnover rate, resulting in more commission. For the portfolio turnover rate of each Fund, see "Financial Highlights" in the "Financial Statements."


                           INVESTMENT RESTRICTIONS

    The following investment restrictions of each Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of the Fund. Accordingly, a Fund may not:

        (1) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;

        (2) Purchase any securities or evidences of interest therein on "margin," that is to say in a transaction in which it has borrowed all or a portion of the purchase price and pledged the purchased securities or evidences of interest therein as collateral for the amount so borrowed;


        (3) Engage in the underwriting of securities;


        (4) Buy or sell real estate (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate), commodities or commodity contracts for the purchase or sale of physical commodities;

        (5) Make loans to other persons, except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities;

        (6) With respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies; or

        (7) Concentrate its investments in any particular industry, but, if deemed appropriate for the Fund's objective, up to 25% of the value of its assets may be invested in any one industry.

    Notwithstanding their investment policies and restrictions, each Fund may invest its assets in an open-end management investment company (a Portfolio) with substantially the same investment objective, policies and restrictions as the Fund; moreover, subject to Trustee approval, the Fund may invest its investable assets in other open-end management investment companies in the same group of investment companies with the same placement agent or investment adviser as the Fund (or an affiliate thereof) if, with respect to such assets, the other companies' permitted investments are substantially the same as those of the Fund.

    Each Fund has adopted the following investment policies which may be changed by the Trustees with respect to a Fund without approval by that Fund's shareholders. Each Fund will not:


        (a) invest more than 15% of its net assets in investments which are not readily marketable, including restricted securities and repurchase agreements with a maturity longer than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust or the Portfolio, or their delegate, determines to be liquid. If the Fund invests in Rule 144A Securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities; or

        (b) sell or contract to sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions.

    Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, such percentage limitation shall be determined immediately after and as a result of a Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances, will not compel a Fund to dispose of such security or other asset. Notwithstanding the foregoing, under normal market conditions Tax-Managed Emerging Growth must take action to comply with its policy of investing at least 65% of total assets in equity securities of emerging growth companies and Tax-Managed International Growth must take action to comply with its policy of investing at least 65% of total assets in foreign equity securities. Moreover, the Funds must always be in compliance with the borrowing policy and 15% limitation on investing in illiquid securities set forth above.


                         MANAGEMENT AND ORGANIZATION


FUND MANAGEMENT. The Trustees of the Trust are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110. Those Trustees who are "interested persons" of the Trust, as defined in the 1940 Act, are indicated by an asterisk(*).

JAMES B. HAWKES (57), President and Trustee*
Chairman, President and Chief Executive Officer of Eaton Vance, BMR and their corporate parent and trustee (EVC and EV). Director of EVC and EV. Trustee and officer of various investment companies managed by Eaton Vance or BMR.

JESSICA M. BIBLIOWICZ (39), Trustee
President and Chief Operating Officer of John A. Levin & Co. (a registered investment advisor) (since July 1997) and a Director of Baker, Fentress & Company which owns John A. Levin & Co. (since July 1997). Formerly Executive Vice President of Smith Barney Mutual Funds (from July 1994 to June 1997). Formerly Elected Trustee October 30, 1998. Trustee of various investment companies managed by Eaton Vance or BMR since October 30, 1998.
Address: One Rockefeller Plaza, New York, NY 10020

DONALD R. DWIGHT (67), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

SAMUEL L. HAYES, III (64), Trustee
Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University
  Graduate School of Business Administration. Trustee of the Kobrick-Cendant Investment Trust (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 345 Nahatan Road, Westwood, Massachusetts 02090


NORTON H. REAMER (63), Trustee
Chairman of the Board and Chief Executive Officer, United Asset Management
  Corporation (a holding company owning institutional investment management firms); Chairman, President and Director, UAM Funds (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

LYNN A. STOUT (41), Trustee
Professor of Law, Georgetown University Law Center. Elected Trustee October
  30, 1998. Trustee of various investment companies managed by Eaton Vance or BMR since October 30, 1998.
Address: 600 New Jersey Avenue, NW, Washington, DC 20001

JOHN L. THORNDIKE (72), Trustee
Formerly Director of Fiduciary Company Incorporated. Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110


JACK L. TREYNOR (69), Trustee
Investment adviser and Consultant. Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274


WILLIAM H. AHERN, JR. (39), Vice President
Assistant Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

THOMAS J. FETTER (55), Vice President
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

ROBERT B. MACINTOSH (42), Vice President
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

MICHAEL B. TERRY (56), Vice President
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR (53), Treasurer
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER (58), Secretary
Vice President and Chief Legal Officer of Eaton Vance, BMR, EVC and EV since
  November 1, 1996. Previously, he was a Partner of the law firm of Kirkpatrick & Lockhart LLP, New York and Washington, D.C., and was Executive Vice President of Neuberger & Berman Management, Inc., a mutual fund management company. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (63), Assistant Treasurer and Assistant Secretary
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (36), Assistant Secretary
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

ERIC G. WOODBURY (41), Assistant Secretary
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

    Messrs. Hayes (Chairman), Reamer and Thorndike are members of the Special Committee of the Board of Trustees of the Trust. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Funds, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Funds or their shareholders.

    The Nominating Committee of the Board of Trustees of the Trust is comprised of four Trustees who are not "interested persons" as that term is defined under the 1940 Act ("noninterested Trustees"). The Committee has four-year staggered terms, with one member rotating off the Committee to be replaced by another noninterested Trustee. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates.

    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Trust.


    Trustees of the Trust who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees" Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on a Fund's assets, liabilities, and net income per share, and will not obligate a Fund to retain the services of any Trustee or obligate a Fund to pay any particular level of compensation to the Trustees. The Trust does not have a retirement plan for its Trustees.

    The fees and expenses of the noninterested Trustees of the Trust are paid by the Funds (and the other series of the Trust). (The Trustees of the Trust who are members of the Eaton Vance organization receive no compensation from the Trust.) During the fiscal year ended October 31, 1998, the noninterested Trustees of the Trust earned the following compensation in their capacities as Trustees of the Trust and for the year ended December 31, 1998, earned the following compensation in their capacities as Trustees of all of the funds in the Eaton Vance fund complex(1):

        SOURCE OF           JESSICA M.      DONALD R.      SAMUEL L.      NORTON H.       LYNN A.        JOHN L.        JACK L.
       COMPENSATION        BIBLIOWICZ(6)     DWIGHT       HAYES, III       REAMER        STOUT(6)       THORNDIKE       TREYNOR
       ------------        -------------     ------       ----------       ------        --------       ---------       -------
Trust(2)                      $ --          $  7,534       $  7,910       $  7,427        $ --          $  7,656       $  8,311
Trust and Fund
Complex                       $33,000       $160,000(3)    $170,000(4)    $160,000        $33,333       $160,000(5)    $170,000

----------
(1) As of March 1, 1999, the Eaton Vance complex consists of 152 registered investment companies or series thereof.
(2) The Trust consisted of 12 Funds as of October 31, 1998.
(3) Includes $60,000 of deferred compensation.
(4) Includes $41,563 of deferred compensation.
(5) Includes $119,091 of deferred compensation.
(6) Ms. Bibliowicz and Ms. Stout were elected as Trustees on October 30, 1998 and receive compensation approximating the other Trustees.


ORGANIZATION. Each Fund is a series of the Trust, which is organized under Massachusetts law, and is operated as an open-end management investment company. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Funds). The Trustees of the Trust have divided the shares of each Fund into multiple classes. Each class represents an interest in a Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of a Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

    As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the rights or interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

    Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of the Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust's By-laws also provide for indemnification out of the property of the Fund of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is remote.

               INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

INVESTMENT ADVISORY SERVICES. The Trust has engaged Eaton Vance to act as investment adviser to Tax-Managed Emerging Growth Fund and Tax-Managed International Growth Fund. As investment adviser to the Funds, Eaton Vance manages the Funds' investments, subject to the supervision of the Board of Trustees of the Trust. Eaton Vance is also responsible for effecting all security transactions on behalf of the Funds, including the allocation of principal transactions and portfolio brokerage and the negotiation of commissions.

    Eaton Vance furnishes to the Funds investment research, advice and assistance, administrative services, office space, equipment and clerical personnel, and investment advisory, statistical and research facilities, and has arranged for certain members of the Eaton Vance organization to serve without salary as officers or Trustees of the Trust. Each Fund is responsible for all expenses not expressly stated to be payable by Eaton Vance under the Investment Advisory Agreement, including, without limitation, the fees and expenses of its custodian and transfer agent, including those incurred for determining the Fund's net asset value and keeping its books; the cost of share certificates; membership dues in investment company organizations; brokerage commissions and fees; fees and expenses of registering its shares; expenses of reports to shareholders, proxy statements, and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; and compensation and expenses of Trustees not affiliated with Eaton Vance. The Funds will also bear expenses incurred in connection with litigation, proceedings and claims and any legal obligation of the Trust to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.


    For a description of the compensation that Tax-Managed Emerging Growth
Fund pays Eaton Vance under the Investment Advisory Agreement on average daily net assets up to $500 million, see the prospectus. On net assets of $500 million and over the annual fee is reduced and the advisory fee is computed as follows:


                                                        ANNUALIZED FEE RATE
      AVERAGE DAILY NET ASSETS FOR THE MONTH            (FOR EACH LEVEL)
      ---------------------------------------------------------------------
      $500 million but less than $1 billion             0.5625%
      $1 billion but less than $1.5 billion             0.5000%
      $1.5 billion and over                             0.4375%

    As of October 31, 1998, Tax-Managed Emerging Growth Fund had net assets of $99,131,464. For the fiscal year ended October 31, 1998 and for the period from the start of business, September 25, 1997, to October 31, 1997, Eaton Vance earned advisory fees of $390,191 and $3,602, respectively (equivalent to 0.63% and 0.625% (annualized), respectively, of the Fund's average ability net assets for each such period).

    For a description of the compensation that Tax-Managed International Growth Fund pays Eaton Vance under the Investment Advisory Agreement on average daily net assets up to $500 million, see the prospectus. On net assets of $500 million and over the annual fee is reduced and the advisory fee is computed as follows:

                                                        ANNUALIZED FEE RATE
      AVERAGE DAILY NET ASSETS FOR THE MONTH            (FOR EACH LEVEL)
      ---------------------------------------------------------------------
      $500 million but less than $1 billion             0.9375%
      $1 billion but less than $2.5 billion             0.8750%
      $2.5 billion but less than $5 billion             0.8125%
      $5 billion and over                               0.7500%

    As of October 31, 1998, the Tax-Managed International Growth Fund had net assets of $20,883,394. For the period from the start of business April 22, 1998 to the fiscal year ended October 31, 1998, Eaton Vance earned advisory fees of $58,834 (equivalent to 0.77% (annualized) of the Fund's average daily net assets for such period).

    Each Investment Advisory Agreement continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust cast in person at a meeting specifically called for the purpose of voting on such approval and
(ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund. Each Agreement may be terminated at any time without penalty on sixty days' written notice by the Board of Trustees of either party or by vote of the majority of the outstanding voting securities of a Fund, and each Agreement will terminate automatically in the event of its assignment. Each Agreement provides that the investment adviser may render services to others. Each Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.


ADMINISTRATIVE SERVICES. As indicated in the Prospectus, Eaton Vance serves as Administrator of the Funds, but currently receives no compensation for providing administrative services to the Funds. Under its agreement with the Trust, Eaton Vance has been engaged to administer the Funds' affairs, subject to the supervision of the Trustees of the Trust, and shall furnish for the use of the Funds office space and all necessary office facilities, equipment and personnel for administering the affairs of each Fund.


INFORMATION ABOUT EATON VANCE. Eaton Vance and EV are wholly-owned subsidiaries of EVC. Eaton Vance is a Massachusetts business trust, and EV is the trustee of Eaton Vance. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Benjamin A. Rowland, Jr., John G.L. Cabot, John M. Nelson, Vincent M. O'Reilly and Ralph Z. Sorenson. All of the issued and outstanding shares of Eaton Vance are owned by EVC. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes and Rowland, Alan R. Dynner, Thomas E. Faust, Jr., Thomas J. Fetter, Duncan W. Richardson, William M. Steul, and Wharton P. Whitaker. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization," all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

EXPENSES. Each Fund is responsible for all expenses not expressly stated to be payable by another party (such as the investment adviser under the Investment Advisory Agreement or the principal underwriter under the Distribution Agreement). In the case of expenses incurred by the Trust, each Fund is responsible for its pro rata share of those expenses. The only expenses of a Fund allocated to a particular class are those incurred under the Distribution or Service Plan applicable to that class and those resulting from the fee paid to the principal underwriter for repurchase transactions.


                           OTHER SERVICE PROVIDERS

PRINCIPAL UNDERWRITER. Eaton Vance Distributors, Inc. ("EVD"), 24 Federal Street, Boston, MA 02110, is the Funds' principal underwriter. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of a Fund and its shares under federal and state securities laws are borne by that Fund. The Distribution Agreement as it applies to Class A shares is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees) may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Distribution Agreement as it applies to Class B and Class C shares is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding shares of the relevant class or on six months' notice by the principal underwriter and is automatically terminated upon assignment. The principal underwriter distributes shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The principal underwriter allows investment dealers discounts from the applicable public offering price which are alike for all investment dealers. See "Sales Charges." EVD is a wholly-owned subsidiary of EVC. Mr. Hawkes is a Vice President and Director and Messrs. Dynner and O'Connor are Vice Presidents of EVD.

CUSTODIAN. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian to the Funds. IBT has the custody of all cash and securities of a Fund maintains the general ledger of each Fund and computes the daily net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Funds' investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between a Fund and such banks.

INDEPENDENT ACCOUNTANTS. Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent accountants of the Funds, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

TRANSFER AGENT. First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123, serves as transfer and dividend disbursing agent for the Funds.

                       PURCHASING AND REDEEMING SHARES

CALCULATION OF NET ASSET VALUE. The net asset value of each Fund is computed by IBT (as agent and custodian for the Funds) in the manner described in the prospectus. The Funds will be closed for business and will not price their respective shares on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    The Trustees of the Trust have established the following procedures for the fair valuation of the Funds' assets under normal market conditions. Securities listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System generally are valued at the last sale prices or, if there were no sales on a particular day, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded or on such National Market System. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, at the mean between the last bid and asked prices. Futures positions on securities or currencies are generally valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees.

    Generally, trading in the foreign securities owned by a Fund is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Fund's shares generally are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value (unless the Fund deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). Foreign securities and currency held by a Fund will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.

ADDITIONAL INFORMATION ABOUT PURCHASES. Fund shares are continuously offered through investment dealers which have entered agreements with the principal underwriter. The public offering price is the net asset value next computed after receipt of the order, plus, in the case of Class A shares, a variable percentage (sales charge) depending upon the amount of purchase as indicated by the sales charge table set forth in the prospectus. The sales charge is divided between the principal underwriter and the investment dealer. The sales charge table is applicable to purchases of a Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See "Sales Charges."


    In connection with employee benefit or other continuous group purchase plans, a Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by a Fund as described below.

SUSPENSION OF SALES. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of a Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and in the case of Class B and Class C shares, the amount of uncovered distribution charges of the principal underwriter. The Class B and Class C Distribution Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plans for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.


ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as administrator, in exchange for Fund shares. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable public offering price of Class A shares or net asset value of Class B and Class C shares on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of securities. Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an investment dealer, together with a completed and signed Letter of Transmittal in approved form (available from investment dealers). Investors who are contemplating an exchange of securities for shares, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS. The right to redeem shares of a Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Commission, or during any emergency as determined by the Commission which makes it impracticable for a Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.


    Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.


SYSTEMATIC WITHDRAWAL PLAN. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter will be able to terminate the withdrawal plan at any time without penalty.

                                SALES CHARGES

DEALER COMMISSIONS. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

SALES CHARGE WAIVERS. Class A shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds; to clients and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to registered representatives and employees of investment dealers and bank employees who refer customers to registered representatives of invetment dealers; to officers and employees of IBT and the transfer agent; and to such persons' spouses, parents, siblings and children and their beneficial accounts. Class A shares may also be issued at net asset value (1) in connection with the merger of an investment company or series thereof with a Fund, (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code") and "rabbi trusts". Subject to the applicable provisions of the 1940 Act, the Trust may issue Class A shares at net asset value in the event that an investment company (whether a regulated or private investment company or a personal holding company) is merged or consolidated with or acquired by the Class. Normally no sales charges will be paid in connection with an exchange of Class A shares for the assets of such investment company. Class A shares may be sold at net asset value to any investment advisory, agency, custodial or trust account managed or administered by Eaton Vance or by any parent, subsidiary or other affiliate of Eaton Vance. Class A shares are offered at net asset value to the foregoing persons and in the foregoing situations because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale.

    The CDSC applicable to Class B shares will be waived in connection with minimum required distributions from tax-sheltered retirement plans by applying the rate required to be withdrawn under the applicable rules and regulations of the Internal Revenue Service to the balance of Class B shares in your account.

STATEMENT OF INTENTION. If it is anticipated that $50,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, a Statement of Intention should be signed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares held under Right of Accumulation (see below) as of the date of the Statement will be included toward the completion of the Statement. The Statement authorizes the transfer agent to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. Execution of a Statement does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement, and should the amount actually purchased during the 13-month period be more or less than that indicated on the Statement, price adjustments will be made. Any investor considering signing a Statement of Intention should read it carefully.

RIGHT OF ACCUMULATION. The applicable sales charge level for the purchase of Class A shares is calculated by taking the dollar amount of the current purchase and adding it to the value (calculated at the maximum current offering price) of the Class A shares the shareholder owns in his or her account(s) in the Fund, and shares of other funds exchangeable for Class A shares. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate. Shares purchased (i) by an individual, his or her spouse and their children under the age of twenty-one, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and if qualifying, the applicable sales charge level. For any such discount to be made available, at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The Right of Accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

TAX-SHELTERED RETIREMENT PLANS. Class A and Class C shares are available for purchase in connection with certain tax-sheltered retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the principal underwriter. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the principal underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

DISTRIBUTION AND SERVICE PLANS. The Trust has adopted a Service Plan (the "Class A Plan") for each Fund's Class A shares that is designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD"). (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The Class A Plan provides that each Class A may make service fee payments for personal services and/or the maintenance of shareholder accounts to the principal underwriter, investment dealers and other persons in amounts not exceeding .25% of its average daily net assets for any fiscal year. For the service fees paid by Class A shares, see Appendix A.

    The Trust has also adopted compensation-type Distribution Plans (the "Class B and Class C Plans") pursuant to Rule 12b-1 under the 1940 Act for each Fund's Class B and Class C shares. The Class B and Class C Plans are designed to permit an investor to purchase shares through an investment dealer without incurring an initial sales charge and at the same time permit the principal underwriter to compensate investment dealers in connection therewith. The Class B and Class C Plans provide that each Fund will pay sales commissions and distribution fees to the principal underwriter only after and as a result of the sale of shares. On each sale of shares (excluding reinvestment of distributions), each Fund will pay the principal underwriter amounts representing (i) sales commissions equal to 5% for Class B shares and 6.25% for Class C shares of the amount received by the Fund for each share sold and (ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of uncovered distribution charges (as described below) of the principal underwriter. To pay these amounts, each Class pays the principal underwriter a fee, accrued daily and paid monthly, at an annual rate not exceeding .75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for sales commissions paid by it to investment dealers on the sale of shares and for interest expenses. For sales of Class B shares, the principal underwriter uses its own funds to pay sales commissions (except on exchange transactions and reinvestments) to investment dealers at the time of sale equal to 4% of the purchase price of the Class B shares sold by such dealers. For Class C shares, the principal underwriter currently expects to pay to an investment dealer (a) sales commissions (except on exchange transactions and reinvestments) at the time of sale equal to .75% of the purchase price of the shares sold by such dealer, and (b) monthly sales commissions approximately equivalent to 1/12 of .75% of the value of shares sold by such dealer and remaining outstanding for at least one year. During the first year after a purchase of Class C shares, the principal underwriter will retain the sales commission as reimbursement for the sales commissions paid to investment dealers at the time of sale. CDSCs paid to the principal underwriter will be used to reduce amounts owed to it. The Class B and Class C Plans provide that each Fund will make no payments to the principal underwriter in respect of any day on which there are no outstanding uncovered distribution charges of the principal underwriter. CDSCs and accrued amounts will be paid by the Trust to the principal underwriter whenever there exist uncovered distribution charges. Because payments to the principal underwriter under the Class B and Class C Plans are limited, uncovered distribution charges (sales commissions paid by the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. For the sales commissions and CDSCs paid on (and uncovered distribution charges of) Class B and Class C shares, see Appendix B and Appendix C, respectively.

    In calculating daily the amount of uncovered distribution charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the principal underwriter is entitled to be paid under the Plan since its inception. Payments theretofore paid or payable under the Class B and Class C Plans by the Trust to the principal underwriter and CDSCs theretofore paid or payable to the principal underwriter will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of outstanding uncovered distribution charges with respect to such day. The amount of outstanding uncovered distribution charges of the principal underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.

    The amount of uncovered distribution charges of the principal underwriter at any particular time depends upon various changing factors, including the level and timing of sales of shares, the nature of such sales (i.e., whether they result from exchange transactions, reinvestments or from cash sales through investment dealers), the level and timing of redemptions of shares upon which a CDSC will be imposed, the level and timing of redemptions of shares upon which no CDSC will be imposed (including redemptions of shares pursuant to the exchange privilege which result in a reduction of uncovered distribution charges), changes in the level of the net assets of the Class, and changes in the interest rate used in the calculation of the distribution fee under the Class B and Class C Plans.

    The Class B and Class C Plans also authorize each Class to make payments of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding .25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. This fee is paid quarterly in arrears based on the value of Class B shares sold by such persons and remaining outstanding for at least twelve months. For Class C, investment dealers currently receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to .25% of the purchase price of the Class C shares sold by such dealer, and (b) monthly service fees approximately equivalent to 1/12 of .25% of the value of Class C shares sold by such dealer and remaining outstanding for at least one year. During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to investment dealers at the time of sale. For the service fees paid by Class B and Class C shares, see Appendix B and Appendix C, respectively.

    Currently, payments of sales commissions and distribution fees and of service fees may equal 1% of a Class's average daily net assets per annum. The Trust believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by other investment companies pursuant to Rule 12b-1. Although the principal underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Class B and Class C Plans through an increase in the Fund's assets (thereby increasing the advisory fee payable to BMR by the Portfolio) resulting from sale of shares and through the amounts paid to the principal underwriter, including CDSCs, pursuant to the Plans. The Eaton Vance organization may be considered to have realized a profit under the Class B and Class C Plans if at any point in time the aggregate amounts theretofore received by the principal underwriter pursuant to the Class B or Class C Plan and from CDSCs have exceeded the total expenses theretofore incurred by such organization in distributing shares. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Trust.

    The Class A and Class B and Class C Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees") and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The Class A, Class B and Class C Plans were initially approved by the Trustees, including the Plan Trustees, on August 11, 1997 for Tax-Managed Emerging Growth and on January 6, 1998 for Tax-Managed International Growth.

    The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of each Fund's assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders. Payments for sales commissions and distribution fees made to the principal underwriter under the Class B and Class C Plans will compensate the principal underwriter for its services and expenses in distributing those classes of shares. Service fee payments made to the principal underwriter and investment dealers provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the principal underwriter and investment dealers, each Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that each Plan will benefit the Fund and its shareholders.

                                 PERFORMANCE


    Average annual total return is determined seperately for each Class of a Fund by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/ depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period,
(ii) the deduction of the maximum sales charge from the initial $1,000 purchase order for Class A shares, (iii) a complete redemption of the investment and, (iv) the deduction of any CDSC at the end of the period. Total returns may also be calculated based on a purchase at net asset value and at varying sales charge levels. For information concerning the total return of the Classes of a Fund, see Appendix A, Appendix B and Appendix C.


    Each Fund may use total return figures showing after-tax returns, including comparisons to tax-deferred vehicles such as Individual Retirement Accounts ("IRAs") and variable annuities. In calculating after-tax returns, the Fund will, in general, assume that its shareholders are U.S. individual taxpayers subject to federal income taxes at the highest marginal rate then applicable to ordinary income and long-term capital gains. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes. In calculating after-tax returns, distributions made by the Fund are assumed to be reduced by the amount of taxes payable on the distribution, and the after-tax proceeds of the distribution are reinvested in the Fund at net asset value on the reinvestment date.


    Total return may be compared to relevant indices, such as the Consumer Price Index and various domestic and foreign securities indices. The Fund's total return and companies with these indices may be used in advertisements and in information furnished to present or prospective shareholders. In addition, evaluations of a Fund's performance or rankings of mutual funds (which include a Fund) made by independent sources may be used in advertisements and in information furnished to present or prospective shareholders. Information, charts and illustrations showing the effect of compounding interest or relating to inflation and taxes (including their effects on the dollar and the return on stocks and other investment vehicles) may also be included in advertisements and materials furnished to present and prospective investors.


    Information used in advertisements and in materials furnished to present or prospective shareholders may include statistics, data and performance studies prepared by independent organizations or included in various publications reflecting the investment performance or return achieved by various classes and types of investments (e.g. common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills) over various periods of time. This information may be used to illustrate the benefits of long-term investments in common stocks.


    Information used in advertisements and in materials provided to present and prospective shareholders may include descriptions of Eaton Vance and other Fund and Portfolio service providers, their investment styles, other investment products, personnel and Fund distribution channels.

    Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:


    -- costs associated with aging parents;
    -- funding a college education (including its actual and estimated cost); -- health care expenses (including actual and projected expenses);
    -- long-term disabilities (including the availability of, and coverage provided by, disability insurance); and
    -- retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets).

    Such information may also address different methods for saving money and the results of such methods, as well as the benefits of investing in equity securities. Such information may describe: the potential for growth; the performance of equities as compared to other investment vehicles; and the value of investing as early as possible and regularly, as well as staying invested. The benefits of investing in equity securities by means of a mutual fund may also be included (such benefits may include diversification, professional management and the variety of equity mutual fund products).

    Information in advertisements and materials furnished to present and prospective investors may include profiles of different types of investors (i.e., investors with different goals and assets) and different investment strategies for meeting specific financial goals. Such information may provide hypothetical illustrations which include: results of various investment strategies; performance of an investment in a Fund over various time periods; and results of diversifying assets among several investments with varying performance. Information in advertisements and materials furnished to present and prospective investors may also include quotations (including editorial comments) and statistics concerning investing in securities, as well as investing in particular types of securities and the performance of such securities.

    The Trust (or Principal Underwriter) may provide information about Eaton Vance, its affiliates and other investment advisers to the funds in the Eaton Vance Family of Funds in sales material or advertisements provided to investors or prospective investors. Such material or advertisements may also provide information on the use of investment professionals by such investors.

                                    TAXES


    Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund has elected to be treated and to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, each Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute a sufficient amount of any investment company taxable income so as to effect such qualification. Each Fund may also distribute part or all of any net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to reduce or avoid any federal income or excise tax.


    In order to avoid incurring a federal excise tax obligation, the Code requires that each Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income for such year, at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by (i) any available capital loss carryforwards and (ii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that each Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.


    Foreign exchange gains and losses realized by a Fund in connection with its investments in foreign securities and certain options, futures or forward contracts or foreign currency may be treated as ordinary income and losses under special tax rules. Certain options, futures or forward contracts of the Fund may be required to be marked to market (i.e., treated as if closed out) on the last day of each taxable year, and any gain or loss realized with respect to these contracts may be required to be treated as 60% long-term and 40% short-term gain or loss. Positions of the Fund in securities and offsetting options, swaps, futures or forward contracts may be treated as "straddles" and be subject to other special rules that may affect the amount, timing and character of the Fund's distributions to shareholders. Certain uses of foreign currency and foreign currency derivatives such as options, futures, forward contracts and swaps and investment by the Fund in certain "passive foreign investment companies" may be limited or a tax election may be made, if available, in order to preserve the Fund's qualification as a RIC or avoid imposition of a tax on the Fund.


    Distributions by a Fund of the excess of net long-term capital gains over short-term capital losses earned by the Fund, taking into account any capital loss carryforwards that may be available to the Fund in years after its first taxable year, are taxable to shareholders of the Fund as long-term capital gains, whether received in cash or in additional shares and regardless of the length of time their shares have been held. Certain distributions, if declared in October, November or December and paid the following January, will be taxed to shareholders as if received on December 31 of the year in which they are declared.

    Any loss realized upon the redemption or exchange of shares of a Fund with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. All or a portion of a loss realized upon a taxable disposition of Fund shares may be disallowed under "wash sale" rules if other Fund shares are purchased (whether through reinvestment of dividends or otherwise) within 30 days before or after the disposition. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

    Amounts paid by each Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS"), as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges) at a rate of 31%. An individual's TIN is generally his or her social security number.

    Non-resident alien individuals, foreign corporations and certain other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on a Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax convention. Distributions from the excess of a Fund's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may arise if: (i) the shareholder is engaged in a trade or business in the United States; (ii) the shareholder is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident (generally 180 days or more); or (iii) the shareholder fails to provide any required certifications regarding its status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in a Fund.

    The foregoing discussion does not address the special tax rules applicable to certain other classes of investors, such as other retirement plans, tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in a Fund.

                       PORTFOLIO SECURITY TRANSACTIONS


    Decisions concerning the execution of portfolio security transactions, including the selection of the market and the broker-dealer firm, are made by Eaton Vance. Eaton Vance is also responsible for the execution of transactions for all other accounts managed by it.

    Eaton Vance places the portfolio security transactions of a Fund and of certain other accounts managed by it for execution with many broker-dealer firms. Eaton Vance uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, Eaton Vance will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the broker-dealer's services, the value of the brokerage and research services provided, the responsiveness of the broker-dealer to Eaton Vance, the size and type of the transaction, the general execution and operational capabilities of the broker-dealer, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of services rendered by the broker-dealer in this and other transactions, and the reasonableness of the commission or spread, if any. Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities usually involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although commissions paid on portfolio transactions will, in the judgment of Eaton Vance, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Funds and Eaton Vance's other clients in part for providing brokerage and research services to Eaton Vance.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Eaton Vance determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which Eaton Vance and its affiliates have for accounts over which it exercises investment discretion. In making any such determination, Eaton Vance will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

    It is a common practice of the investment advisory industry for the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealers which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Eaton Vance may receive Research Services from broker-dealer firms with which Eaton Vance places portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services may include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by Eaton Vance in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to Eaton Vance in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by each Fund is not reduced because Eaton Vance receives such Research Services. Eaton Vance evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which Eaton Vance believes are useful or of value to it in rendering investment advisory services to its clients.


    The Funds and Eaton Vance may also receive Research Services from underwriters and dealers in fixed price offerings, which Research Services are reviewed and evaluated by Eaton Vance in connection with its investment responsibilities. The investment companies sponsored by Eaton Vance or BMR may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including Eaton Vance, to such companies. Such companies may also pay cash for such information.


    Subject to the requirement that Eaton Vance shall use its best efforts to seek to execute portfolio security transactions at advantageous prices and at reasonably competitive commission rates or spreads, Eaton Vance is authorized to consider as a factor in the selection of any broker-dealer firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Funds or of other investment companies sponsored by Eaton Vance. This policy is not inconsistent with a rule of the NASD, which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Securities considered as investments for the Funds may also be appropriate for other investment accounts managed by Eaton Vance or its affiliates. Whenever decisions are made to buy or sell securities for a Fund and one or more of such other accounts simultaneously, Eaton Vance will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where a Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where Eaton Vance reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Trust that the benefits from Eaton Vance's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

    For the fiscal year ended October 31, 1998 and for the period from the start of business, September 25, 1997, to October 31, 1997, Tax-Managed Emerging Growth paid brokerage commissions of $145,074 and $9,058, respectively, with respect to portfolio transactions. Of these amounts, approximately $117,379 and $8,926, respectively, were paid in respect of portfolio security transactions aggregating approximately $70,427,759 and $5,484,898, respectively, to firms which provided some Research Services to the investment adviser's organization (although many of such firms may have been selected in any particular transaction primarily because of their execution capabilities).

    For the period from the start of business, April 22, 1998, to October 31, 1998, Tax-Managed International Growth paid brokerage commissions of $36,899 with respect to portfolio transactions. Of this amount, approximately $28,697 was paid in respect of portfolio security transactions aggregating approximately $17,900,080 to firms which provided some Research Services to the investment adviser's organization (although many of such firms may have been selected in any particular transaction primarily because of their execution capabilities).


                             FINANCIAL STATEMENTS


    The audited financial statements of and the independent auditors' reports for the Funds, appear in each Fund's most recent annual report to shareholders, which are incorporated by reference into this SAI. A copy of each Fund's annual report accompanies this SAI. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

    Registrant incorporates by reference the audited financial information for Tax-Managed Emerging Growth and Tax-Managed International Growth for the fiscal year ended October 31, 1998, as previously filed electronically with the Commission (Accession Nos. 0000950109-99-000050 and 0000950109-98-005624,
respectively).

                                  APPENDIX A

                   CLASS A FEES, PERFORMANCE AND OWNERSHIP


SERVICE FEES
    For the fiscal year ended October 31, 1998, the following table shows (1) amount of service fees paid or accrued on Class A shares paid under the Service Plan, and (2) the amount of such service fees paid to investment dealers. The fees paid by the Funds that were not paid to investment dealers were retained by the principal underwriter.

                                                               SERVICE FEES TO
CLASS A                                 SERVICE FEES          INVESTMENT DEALERS
-------                                 ------------          ------------------
Tax-Managed Emerging Growth ..........      $871                     $810
Tax-Managed International Growth* ....         0                        0

----------
*Tax-Managed International Growth expects to begin accruing for its service fees during the quarter ending June 30, 1999.

PRINCIPAL UNDERWRITER
    The total sales charges paid in connection with sales of Class A shares of Tax-Managed Emerging Growth during the fiscal year ended October 31, 1998 were $819,795, of which $113,598 was received by the principal underwriter. For the fiscal year ended October 31, 1998, investment dealers received $706,197 from the total sales charges.

    The total sales charges paid in connection with sales of Class A shares of Tax-Managed International Growth during the period from the start of business, April 22, 1998, to October 31, 1998 was $178,113, of which $25,777 was received by the principal underwriter. For the period from the start of business, April 22, 1998 to October 31, 1998, investment dealers received $152,336 from the total sales charges.

    The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the principal underwriter. For the fiscal year ended October 31, 1998, Class A paid the principal underwriter for repurchase transactions handled by it $2.50 for each such transaction which aggregated as follows:
Tax-Managed Emerging Growth -- $485; and Tax-Managed International Growth -- $37.50.


                           PERFORMANCE INFORMATION


    The tables below indicate the cumulative and average annual total return on a hypothetical investment of $1,000 in Class A shares for the periods shown in the table. The "Value of Initial Investment" reflects the deduction of the maximum sales charge of 5.75%. Past performance is no guarantee of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

                                 VALUE OF A $1,000 INVESTMENT -- TAX-MANAGED EMERGING GROWTH FUND
                                                                                  TOTAL RETURN                 TOTAL RETURN
                                                                                EXCLUDING MAXIMUM            INCLUDING MAXIMUM
                                              VALUE OF        VALUE OF            SALES CHARGE                 SALES CHARGE
        INVESTMENT           INVESTMENT       INITIAL        INVESTMENT    ---------------------------  ---------------------------
          PERIOD                DATE         INVESTMENT     ON 10/31/98     CUMULATIVE     ANNUALIZED    CUMULATIVE     ANNUALIZED
--------------------------  -------------  --------------  --------------  -------------  ------------  -------------  ------------
Life of Fund                   9/25/97        $942.51         $891.61         -5.40%         -4.92%        -10.84%        -9.90%
1 Year ended 10/31/98         10/31/97        $942.88         $915.78         -2.87%         -2.88%        - 8.42%        -8.42%

                               VALUE OF A $1,000 INVESTMENT -- TAX-MANAGED INTERNATIONAL GROWTH FUND
                                                                                  TOTAL RETURN                 TOTAL RETURN
                                                                                EXCLUDING MAXIMUM            INCLUDING MAXIMUM
                                              VALUE OF        VALUE OF            SALES CHARGE                 SALES CHARGE
        INVESTMENT           INVESTMENT       INITIAL        INVESTMENT    ---------------------------  ---------------------------
          PERIOD                DATE         INVESTMENT     ON 10/31/98     CUMULATIVE     ANNUALIZED    CUMULATIVE     ANNUALIZED
--------------------------  -------------  --------------  --------------  -------------  ------------  -------------  ------------
Life of the Fund               4/22/98        $942.51         $833.18         -11.60%         N/A          -16.68%         N/A

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at February 1, 1999, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of each Class A and of each Fund. In addition, as of the same date, the following record owners held 5% or more of the outstanding shares of Class A, which were held on behalf of customers who are the beneficial owners of such shares, and as to which they have voting power under certain limited circumstances:

TAX-MANAGED EMERGING GROWTH --  Merrill Lynch, Pierce,  Jacksonville, FL    7.2%
                                Fenner & Smith, Inc.
TAX-MANAGED INTERNATIONAL
  GROWTH                    --  None.

    To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of either Fund's outstanding Class A shares as of such date.

                                  APPENDIX B

                   CLASS B FEES, PERFORMANCE AND OWNERSHIP


DISTRIBUTION AND SERVICE PLANS
    For the fiscal year ended October 31, 1998, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class B shares, (2) distribution payments to the principal underwriter allocated to Class B shares under the Plan, (3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Plan,
(5) service fees on Class B shares, and (6) the amount of service fees on Class B shares paid to investment dealers. The service fees paid by the Funds that were not paid to investment dealers were retained by the principal underwriter. Distribution and CDSC payments reduce uncovered distribution charges under the Plan.

                                                                          AMOUNT OF
                                                                          UNCOVERED
                                    DISTRIBUTION         CDSC           DISTRIBUTION                        SERVICE
                                     PAYMENTS TO     PAYMENTS TO         CHARGES (AS                        FEES TO
                       SALES        THE PRINCIPAL   THE PRINCIPAL        A % OF NET          SERVICE       AUTHORIZED
CLASS B             COMMISSIONS      UNDERWRITER     UNDERWRITER           ASSETS)            FEES*          FIRMS
-------           ---------------  ---------------  --------------        --------         ------------  --------------
Tax-Managed
Emerging Growth     $2,062,192        $256,424         $69,000        $2,514,000 (2.5%)       $2,951         $2,951
Tax-Managed
 International
 Growth ........       419,349          25,752           7,000           504,000 (2.4%)            0              0

----------
* Tax-Managed International Growth expects to begin accruing for its service fees during the quarter ending June 30, 1999.

PRINCIPAL UNDERWRITER
    The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the principal underwriter. For the fiscal year ended October 31, 1998, Class B paid the principal underwriter for repurchase transactions handled by it $2.50 for each such transaction which aggregated as follows:
Tax-Managed Emerging Growth -- $460; and Tax-Managed International Growth --
$70.


                           PERFORMANCE INFORMATION


    The tables below indicate the cumulative and average annual total return on a hypothetical investment of $1,000 in Class B shares for the periods shown in the table. Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

                                    VALUE OF A $1,000 INVESTMENT -- TAX-MANAGED EMERGING GROWTH
                                             VALUE OF         VALUE OF
                                            INVESTMENT       INVESTMENT         TOTAL RETURN BEFORE         TOTAL RETURN AFTER
                                               BEFORE           AFTER               DEDUCTING                   DEDUCTING
                                            DEDUCTING THE    DEDUCTING THE        THE MAXIMUM CDSC            THE MAXIMUM CDSC
  INVESTMENT     INVESTMENT    AMOUNT OF    MAXIMUM CDSC     MAXIMUM CDSC    --------------------------  --------------------------
    PERIOD          DATE      INVESTMENT     ON 10/31/98      ON 10/31/98     CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------  ------------  -----------  ---------------  ---------------  ------------  ------------  ------------  ------------
Life of Fund      9/29/97       $1,000         $939.00          $892.05         -6.10%        -5.61%       -10.80%        -9.95%
1 Year Ended
10/31/98          10/31/97      $1,000         $964.06          $915.86         -3.59%        -3.59%        -8.41%        -8.41%

                                  VALUE OF $1,000 INVESTMENT -- TAX-MANAGED INTERNATIONAL GROWTH

                                              VALUE OF         VALUE OF             TOTAL RETURN                TOTAL RETURN
                                             INVESTMENT       INVESTMENT       BEFORE DEDUCTING CDSC        AFTER DEDUCTING CDSC
  INVESTMENT     INVESTMENT    AMOUNT OF     BEFORE CDSC      AFTER CDSC     --------------------------  --------------------------
    PERIOD          DATE      INVESTMENT     ON 10/31/98      ON 10/31/98     CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------  ------------  -----------  ---------------  ---------------  ------------  ------------  ------------  ------------
Life of Fund      4/22/98       $1,000         $881.00          $836.95        -11.90%         N/A         -16.30%         N/A


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    As at February 1, 1999, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of each Class B and of each Fund. In addition, as of the same date, the following record owners held 5% or more of the outstanding shares of Class B, which were held on behalf of their customers who are the beneficial owners of such shares, and as to which they have voting power under certain limited circumstances:

TAX-MANAGED EMERGING GROWTH --   Merrill Lynch, Pierce,
                                 Fenner & Smith, Inc.   Jacksonville,  FL  12.1%
TAX-MANAGED INTERNATIONAL
  GROWTH                    --   Merrill Lynch, Pierce,
                                 Fenner & Smith, Inc.   Jacksonville, FL   16.0%


    To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of either Fund's outstanding Class B shares as of such date.

                                  APPENDIX C

                   CLASS C FEES, PERFORMANCE AND OWNERSHIP


DISTRIBUTION PLAN
    For the fiscal year ended October 31, 1998, the following table shows,
(1) sales commissions paid by the principal underwriter to investment dealers on sales of Class C shares, (2) distribution payments to the principal underwriter allocated to Class C shares under the Plan, (3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Plan,
(5) service fees on Class C shares, and (6) the amount of service fees on Class C shares paid to investment dealers. The service fees paid by the Funds that were not paid to investment dealers were retained by the principal underwriter. Distribution and CDSC payments reduce uncovered distribution charges under the Plan.

                                                                          AMOUNT OF
                                                                          UNCOVERED
                                    DISTRIBUTION         CDSC           DISTRIBUTION                        SERVICE
                                     PAYMENTS TO     PAYMENTS TO         CHARGES (AS                        FEES TO
                       SALES        THE PRINCIPAL   THE PRINCIPAL        A % OF NET          SERVICE       AUTHORIZED
CLASS C             COMMISSIONS      UNDERWRITER     UNDERWRITER           ASSETS)             FEES          FIRMS
-------           ---------------  ---------------  --------------        --------         ------------  --------------
Tax-Managed
Emerging Growth       $12,476          $83,171         $10,000        $1,259,000 (6.8%)      $27,258        $24,616
Tax-Managed
 International
 Growth* .......           35           11,054             900           352,000 (7.9%)        3,536          3,528

----------
 *For the period from the start of business, April 22, 1998, to October 31, 1998.

PRINCIPAL UNDERWRITER
    The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the principal underwriter. For the fiscal year ended October 31, 1998, Class C paid the principal underwriter for repurchase transactions handled by it $2.50 for each such transaction which aggregated as follows:
Tax-Managed Emerging Growth -- $355; and Tax-Managed International Growth -- $77.50.


                           PERFORMANCE INFORMATION


    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in Class C shares for the periods shown in the table. Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

                                    VALUE OF A $1,000 INVESTMENT -- TAX-MANAGED EMERGING GROWTH
                                               VALUE OF         VALUE OF
                                              INVESTMENT       INVESTMENT       TOTAL RETURN BEFORE         TOTAL RETURN AFTER
                                                BEFORE           AFTER               DEDUCTING                   DEDUCTING
                                               DEDUCTING       DEDUCTING          THE MAXIMUM CDSC            THE MAXIMUM CDSC
  INVESTMENT     INVESTMENT    AMOUNT OF       THE CDSC         THE CDSC     --------------------------  --------------------------
    PERIOD          DATE       INVESTMENT     ON 10/31/98     ON 10/31/98     CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------  ------------  ------------  ---------------  --------------  ------------  ------------  ------------  ------------
Life of the Fund  9/29/97       $1,000         $937.00         $937.00         -6.30%        -5.80%        -6.30%        -5.80%
1 Year Ended
10/31/98          10/31/97       $1,000         $963.99         $954.35         -3.60%        -3.60%        -4.56%        -4.56%

                                 VALUE OF A $1,000 INVESTMENT -- TAX-MANAGED INTERNATIONAL GROWTH
                                               VALUE OF         VALUE OF
                                              INVESTMENT       INVESTMENT       TOTAL RETURN BEFORE         TOTAL RETURN AFTER
                                                BEFORE           AFTER               DEDUCTING                   DEDUCTING
                                               DEDUCTING       DEDUCTING          THE MAXIMUM CDSC            THE MAXIMUM CDSC
  INVESTMENT     INVESTMENT    AMOUNT OF       THE CDSC         THE CDSC     --------------------------  --------------------------
    PERIOD          DATE       INVESTMENT     ON 10/31/98     ON 10/31/98     CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------  ------------  ------------  ---------------  --------------  ------------  ------------  ------------  ------------
Life of Fund      4/22/98        $1,000         $880.00         $871.20        -12.00%         N/A         -12.88%         N/A


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    As at February 1, 1999, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of each Class C and of each Fund. In addition, as of the same date, the following record owners held 5% or more of the outstanding shares of Class C shares, which were held either individually or on behalf of their customers who are the beneficial owners of such shares, and as to which they have voting power under certain limited circumstances:

TAX-MANAGED EMERGING GROWTH --   Merrill Lynch, Pierce,
                                 Fenner & Smith, Inc.   Jacksonville,  FL  23.9%
TAX-MANAGED INTERNATIONAL
  GROWTH                    --   Merrill Lynch, Pierce,
                                 Fenner & Smith, Inc.   Jacksonville, FL   24.0%


    To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of either Fund's outstanding Class C shares as of such date.

                           PART C - OTHER INFORMATION

ITEM 23.    EXHIBITS

  (a)(1) Amended and Restated Declaration of Trust of Eaton Vance Mutual Funds Trust dated August 17, 1993, filed as Exhibit (1)(a) to Post-Effective Amendment No. 23 and incorporated herein by reference.

     (2)       Amendment  dated July 10, 1995 to the  Declaration of Trust filed
               as  Exhibit  (1)(b)  to  Post-Effective   Amendment  No.  23  and
               incorporated herein by reference.

     (3)       Amendment  dated June 23, 1997 to the  Declaration of Trust filed
               as  Exhibit  (1)(c)  to  Post-Effective   Amendment  No.  38  and
               incorporated herein by reference.

     (4) Amendment and Restatement of Establishment and Designation of Shares dated January 6, 1998 filed as Exhibit (1)(d) to
               Post-Effective Amendment No. 41 and incorporated herein by reference.

  (b)(1) By-Laws as amended November 3, 1986 filed as Exhibit (2)(a) to Post-Effective Amendment No. 23 and incorporated herein by reference.

     (2) Amendment to By-Laws of Eaton Vance Mutual Funds Trust dated December 13, 1993 filed as Exhibit (2)(b) to Post-Effective Amendment No. 23 and incorporated herein by reference.

  (c)          Reference is made to Item 23(a) and 23(b) above.

  (d)(1) Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Short-Term Treasury Fund dated February 4, 1991 filed as Exhibit (5)(a) to Post-Effective Amendment No. 23 and incorporated herein by reference.

     (2) Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Tax Free Reserves dated August 15, 1995 filed as Exhibit (5)(b) to Post-Effective Amendment No. 25 and incorporated herein by reference.

     (3) Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Tax-Managed Emerging Growth Fund dated September 16, 1997 filed as Exhibit (5)(c) to Post-Effective Amendment No. 37 and incorporated herein by reference.

     (4) Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Municipal Bond Fund dated October 17, 1997 filed as Exhibit (5)(d) to Post-Effective Amendment No. 37 and incorporated herein by reference.

     (5) Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Tax-Managed International Growth Fund dated March 4, 1998 filed as Exhibit (5)(e) to Post-Effective Amendment No. 42 and incorporated herein by reference.

  (e)(1) Distribution Agreement between Eaton Vance Mutual Funds Trust, on behalf of Eaton Vance Cash Management Fund, and Eaton Vance Distributors, Inc. effective November 1, 1996 filed as Exhibit
               (6)(a)(4) to Post-Effective Amendment No. 34 and incorporated herein by reference.

     (2) Distribution Agreement Between Eaton Vance Mutual Funds Trust, on behalf of Eaton Vance

               Liquid Assets Fund, and Eaton Vance Distributors, Inc. effective November 1, 1996 filed as Exhibit (6)(a)(5) to Post-Effective Amendment No. 34 and incorporated herein by reference.

     (3) Distribution Agreement between Eaton Vance Mutual Funds Trust, on behalf of Eaton Vance Money Market Fund, and Eaton Vance Distributors, Inc. effective November 1, 1996 filed as Exhibit
               (6)(a)(6) to Post-Effective Amendment No. 34 and incorporated herein by reference.

     (4) Distribution Agreement between Eaton Vance Mutual Funds Trust, on behalf of Eaton Vance Tax Free Reserves, and Eaton Vance Distributors, Inc. effective November 1, 1996 filed as Exhibit
               (6)(a)(7) to Post-Effective Amendment No. 34 and incorporated herein by reference.

     (5) Distribution Agreement between Eaton Vance Mutual Funds Trust (on behalf of certain of its series), and Eaton Vance Distributors, Inc. effective June 23, 1997 with attached Schedules filed as Exhibit (6)(a)(8) to Post-Effective Amendment No. 38 and incorporated herein by reference.

        (i) Amendment to Distribution Agreement dated October 17, 1997 filed as Exhibit (6)(a)(9) to Post-Effective Amendment No. 38 and incorporated herein by reference.

        (ii) Schedule A-2 to Distribution Agreement dated March 4, 1998, filed as Exhibit (6)(a)(5)(ii) to Post-Effective Amendment No. 42 and incorporated herein by reference.

     (6) Selling Group Agreement between Eaton Vance Distributors, Inc. and Authorized Dealers filed as Exhibit (6)(b) to the Post-Effective Amendment No. 61 to the Registration Statement of Eaton Vance Growth Trust (File Nos. 2-22019, 811-1241) and incorporated herein by reference.

  (f) The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the Matter of Capital Exchange Fund, Inc., Release No. IC-20671 (November 1, 1994).

  (g)(1) Custodian Agreement with Investors Bank & Trust Company dated October 15, 1992 filed as Exhibit (8) to Post-Effective Amendment No. 23 and incorporated herein by reference.

     (2)       Amendment  to Custodian  Agreement  with  Investors  Bank & Trust
               Company  dated  October  23,  1995  filed as  Exhibit  (8)(b)  to
               Post-Effective Amendment No. 27 and incorporated herein by reference.

     (3) Amendment to Master Custodian Agreement with Investors Bank & Trust Company dated December 21, 1998 filed as Exhibit (g)(3) to the Registration Statement of Eaton Vance Municipals Trust (File Nos. 33-572, 811-4409)(Accession No. 0000950156-99-000050) and
               incorporated herein by reference.

  (h)(1)(a) Amended Administrative Services Agreement between Eaton Vance Mutual Funds Trust (on behalf of certain of its series) and Eaton Vance Management dated July 31, 1995 with attached schedules (including Amended Schedule A dated May 7, 1996) filed as Exhibit
               (9)(a) to Post-Effective Amendment No. 24 and incorporated herein by reference.

        (b) Amendment to Schedule A dated June 23, 1997 to the Amended Administrative Services Agreement dated July 31, 1995 filed as Exhibit (9)(a)(1) to Post-Effective Amendment No. 38 and incorporated herein by reference.

     (2)       Transfer Agency  Agreement dated January 1, 1998 filed as Exhibit
               (k)(b) to the Registration Statement on Form N-2 of Eaton Vance Advisers Senior Floating-Rate Fund (File Nos. 333-46853, 811-08671) (Accession No. 0000950156-98-000172) and incorporated herein by reference.

  (i)          Opinion  of  Internal   Counsel  filed  as  Exhibit  No.  (i)  to
               Post-Effective Amendment No. 47 and incorporated herein by reference.

  (j)(1) Consent of Independent Accountants for Eaton Vance Strategic Income Fund filed herewith.

     (2) Independent Auditors' Consent for Eaton Vance Tax-Managed Growth Fund filed herewith.

     (3)       Independent   Auditors'   Consent  for  Eaton  Vance  Tax-Managed
               Emerging Growth Fund filed herewith.

     (4)       Independent   Auditors'   Consent  for  Eaton  Vance  Tax-Managed
               International Growth Fund filed herewith.

  (k)          Not applicable

  (l)          Not applicable

  (m)(1)(a) Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Eaton Vance Short-Term Treasury Fund dated February 4, 1991 as Amended and Restated February 25, 1991 filed as Exhibit (15)(b) to Post-Effective Amendment No. 23 and incorporated herein by reference.

       (b) Amendment to Distribution Plan for Eaton Vance Mutual Funds Trust on behalf of Eaton Vance Short-Term Treasury Fund adopted June 24, 1996 filed as Exhibit (15)(b)(1) to Post-Effective Amendment No. 34 and incorporated herein by reference.

     (2)(a) Distribution Plan for Eaton Vance Liquid Assets Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated June 19, 1995 filed as Exhibit (15)(g) to Post-Effective Amendment No. 25 and incorporated herein by reference.

       (b)

               Amendment to Distribution Plan for Eaton Vance Mutual Funds Trust on behalf of Eaton Vance Liquid Assets Fund adopted june 24, 1996 filed as Exhibit (15)(g)(1) to Post-Effective Amendment No. 34 and incorporated herein by reference.

     (3)(a) Distribution Plan for Eaton Vance Money Market Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated June 19, 1995 filed as Exhibit (15)(h) to Post-Effective Amendment No. 25 and incorporated herein by reference.

        (b) Amendment to Distribution Plan for Eaton Vance Mutual Funds Trust on behalf of Eaton Vance Money Market Fund adopted June 24, 1996 filed as Exhibit (15)(h)(1) to Post-Effective Amendment No. 34 and incorporated herein by reference.

     (4)(a) Eaton Vance Mutual Funds Trust Class A Service Plan adopted June 23, 1997 with attached Schedules filed as Exhibit (15)(i) to Post-Effective Amendment No. 38 and incorporated herein by reference.

        (b) Schedule A-2 to Class A Service Plan dated March 4, 1998, filed as Exhibit (15)(d)(1) to Post-Effective Amendment No. 42 and incorporated herein by reference.

     (5)(a) Eaton Vance Mutual Funds Trust Class B Distribution Plan adopted June 23, 1997 with attached Schedules filed as Exhibit (15)(j) to Post-Effective Amendment No. 38 and incorporated herein by reference.

        (b) Schedule A-2 to Class B Distribution Plan dated March 4, 1998, filed as Exhibit (15)(e)(1) to Post-Effective Amendment No. 42 and incorporated herein by reference.

     (6)(a) Eaton Vance Mutual Funds Trust Class C Distribution Plan adopted June 23, 1997 with attached Schedules filed as Exhibit (15)(k) to Post-Effective Amendment No. 38 and incorporated herein by reference.

        (b) Schedule A-2 to Class C Distribution Plan dated March 4, 1998, filed as Exhibit (15)(f)(1) to Post-Effective Amendment No. 42 and incorporated herein by reference.

  (n)(1)       Financial  Data  Schedule  for the fiscal year ended  October 31,
               1998  for  Eaton  Vance  Strategic  Income   Fund-Class  A  filed
               herewith.

     (2)       Financial  Data  Schedule  for the fiscal year ended  October 31,
               1998  for  Eaton  Vance  Strategic  Income   Fund-Class  B  filed
               herewith.

     (3)       Financial  Data  Schedule  for the fiscal year ended  October 31,
               1998  for  Eaton  Vance  Strategic  Income   Fund-Class  C  filed
               herewith.

     (4) Financial Data Schedule for the fiscal year ended October 31, 1998 for Eaton Vance Tax-Managed Growth Fund-Class A filed herewith.

     (5) Financial Data Schedule for the fiscal year ended October 31, 1998 for Eaton Vance Tax-Managed Growth Fund-Class B filed herewith.

     (6) Financial Data Schedule for the fiscal year ended October 31, 1998 for Eaton Vance Tax-Managed Growth Fund-Class C filed herewith.

     (7) Financial Data Schedule for the fiscal year ended October 31, 1998 for Eaton Vance Tax-Managed Emerging Growth Fund-Class A filed herewith.

     (8) Financial Data Schedule for the fiscal year ended October 31, 1998 for Eaton Vance Tax-Managed Emerging Growth Fund-Class B filed herewith.

     (9) Financial Data Schedule for the fiscal year ended October 31, 1998 for Eaton Vance Tax-Managed Emerging Growth Fund-Class C filed herewith.

     (10) Financial Data Schedule for the fiscal year ended October 31, 1998 for Eaton Vance Tax-Managed International Growth Fund-Class A filed herewith.

     (11) Financial Data Schedule for the fiscal year ended October 31, 1998 for Eaton Vance Tax-Managed International Growth Fund-Class B filed herewith.

     (12) Financial Data Schedule for the fiscal year ended October 31, 1998 for Eaton Vance Tax-Managed International Growth Fund-Class C filed herewith.

     (13) Financial Data Schedule for the fiscal year ended October 31, 1998 for Strategic Income Portfolio filed herewith.

     (14) Financial Data Schedule for the fiscal year ended October 31, 1998 for Tax-Managed Growth Portfolio filed herewith.

  (o)(1) (a)   Multiple  Class Plan for Eaton  Vance  Funds  dated June 23, 1997 filed as Exhibit (18) to Post-Effective Amendment No. 37 and incorporated herein by reference.

         (b) Schedule A-4 to Multiple Class Plan dated January 6, 1998 filed as Exhibit (18)(a)(1) to Post-Effective Amendment No. 42 and incorporated herein by reference.

  (p)(1) Power of Attorney for Eaton Vance Mutual Funds Trust dated June 23, 1997 filed as Exhibit No. (17)(a) to Post-Effective Amendment No. 35 and incorporated herein by reference.

         (a)   Power of  Attorney  for Eaton  Vance  Mutual  Funds  Trust  dated
               November 16, 1998 filed as Exhibit (p)(1) to Post-Effective Amendment No. 47 and incorporated herein by reference.

     (2) Power of Attorney for Government Obligations Portfolio dated April 22, 1997 filed as Exhibit (17)(b) to Post-Effective Amendment No. 36 and incorporated herein by reference.

         (a) Power of Attorney for Government Obligations Portfolio dated November 16, 1998 filed herewith.

     (3) Power of Attorney for High Income Portfolio dated February 14, 1997 filed as Exhibit No. (17)(c) to Post-Effective Amendment No. 36 and incorporated herein by reference.

         (a) Power of Attorney for High Income Portfolio dated November 16, 1998 filed as Exhibit (p)(3) to Post-Effective Amendment No. 47 and incorporated herein by reference.

     (4) Power of Attorney for Strategic Income Portfolio dated April 22, 1997 filed as Exhibit No. (17)(d) to Post-Effective Amendment No. 36 and incorporated herein by reference.

         (a) Power of Attorney for Strategic Income Portfolio dated November 16, 1998 filed as Exhibit (p)(4) to Post-Effective Amendment No. 47 and incorporated herein by reference.

     (5) Power of Attorney for Cash Management Portfolio dated April 22, 1997 filed as Exhibit (17)(e) to Post-Effective Amendment No. 36 and incorporated herein by reference.

         (a) Power of Attorney for Cash Management Portfolio dated November 16, 1998 filed herewith.

     (6) Power of Attorney for Tax-Managed Growth Portfolio dated February 20, 1998 filed as Exhibit No. (17)(f) to Post-Effective Amendment No. 41 and incorporated herein by reference.

         (a) Power of Attorney for Tax-Managed Growth Portfolio dated November 16, 1998 filed as Exhibit (p)(6) to Post-Effective Amendment No. 47 and incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

     Not applicable

ITEM 25. INDEMNIFICATION

     Article IV of the Registrant's Amended and Restated Declaration of Trust permits Trustee and officer indemnification by By-law, contract and vote.
Article XI of the By-Laws contains indemnification provisions. Registrant's Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

     The distribution agreements of the Registrant also provide for reciprocal indemnity of the principal underwriter, on the one hand, and the Trustees and officers, on the other.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT Adviser

     Reference is made to: (i) the information set forth under the caption "Management and Organization" in the Statement of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 1-8100); and (iii) the Form ADV of Eaton Vance Management (File No.
801-15930) and Boston Management and Research (File No. 801-43127) filed with the Commission, all of which are incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

     (a) Registrant's principal underwriter, Eaton Vance Distributors, Inc., a wholly-owned subsidiary of Eaton Vance Management, is the principal underwriter for each of the investment companies named below:

Eaton Vance Advisers Senior Floating-Rate Fund    Eaton Vance Municipals Trust II
Eaton Vance Growth Trust                          Eaton Vance Mutual Funds Trust
Eaton Vance Income Fund of Boston                 Eaton Vance Prime Rate Reserves
Eaton Vance Investment Trust                      Eaton Vance Special Investment Trust
Eaton Vance Municipals Trust                      EV Classic Senior Floating-Rate Fund


     (b)

         (1)                             (2)                             (3)
  Name and Principal            Positions and Offices           Positions and Offices
  Business Address*           with Principal Underwiter            with Registrant
  -----------------           -------------------------            ---------------

  Albert F. Barbaro                 Vice President                      None
      Chris Berg                    Vice President                      None
   Kate B. Bradshaw                 Vice President                      None
     Mark Carlson                   Vice President                      None
  Daniel C. Cataldo                 Vice President                      None
     Raymond Cox                    Vice President                      None
    Peter Crowley                   Vice President                      None
    Mark P. Doman                   Vice President                      None
    Alan R. Dynner                  Vice President                    Secretary
  Richard A. Finelli                Vice President                      None
     Kelly Flynn                    Vice President                      None
     James Foley                    Vice President                      None
  Michael A. Foster                 Vice President                      None
  William M. Gillen             Senior Vice President                   None
  Hugh S. Gilmartin                 Vice President                      None
   James B. Hawkes           Vice President and Director        President and Trustee
   Perry D. Hooker                  Vice President                      None
     Brian Jacobs               Senior Vice President                   None
    Thomas P. Luka                  Vice President                      None
     John Macejka                   Vice President                      None
    Stephen Marks                   Vice President                      None
 Joseph T. McMenamin                Vice President                      None
  Morgan C. Mohrman             Senior Vice President                   None


                                      C-6


  James A. Naughton                 Vice President                      None
    Joseph Nelson                   Vice President                      None
    Mark D. Nelson                  Vice President                      None
   Linda D. Newkirk                 Vice President                      None
  James L. O'Connor                 Vice President                    Treasurer
     Andrew Ogren                   Vice President                      None
     Thomas Otis                 Secretary and Clerk                    None
  George D. Owen, II                Vice President                      None
  Enrique M. Pineda                 Vice President                      None
 F. Anthony Robinson                Vice President                      None
    Frances Rogell                  Vice President                      None
    Jay S. Rosoff                   Vice President                      None
 Benjamin A. Rowland Jr.   Vice President, Treasurer and Director       None
  Stephen M. Rudman                 Vice President                      None
    Kevin Schrader                  Vice President                      None
 George V.F. Schwab Jr.             Vice President                      None
    Teresa A. Sheehan               Vice President                      None
   William M. Steul          Vice President and Director                None
Cornelius J. Sullivan           Senior Vice President                   None
     Peter Sykes                    Vice President                      None
    David M. Thill                  Vice President                      None
   John M. Trotsky                  Vice President                      None
    Jerry Vainisi                   Vice President                      None
      Chris Volf                    Vice President                      None
 Wharton P. Whitaker            President and Director                  None
      Sue Wilder                    Vice President                      None

------------------------------------------
* Address is 24 Federal Street, Boston, MA 02110

     (c)   Not applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Mail Code ADM27, Boston, MA 02116, and its transfer agent, First Data Investor Services Group, 4400 Computer Drive, Westborough, MA 01581-5120, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody, Eaton Vance Management, 24 Federal Street, Boston, MA 02110. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management and Boston Management and Research.

ITEM 29. MANAGEMENT SERVICES

     Not applicable

ITEM 30. UNDERTAKINGS

     Not applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and the Commonwealth of Massachusetts, on February 19, 1999.

                               EATON VANCE MUTUAL FUNDS TRUST

                             By:   /s/ James B. Hawkes
                                   -------------------------------------
                                   James B. Hawkes, President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in their capacities on February 19, 1999.

      SIGNATURE                                   TITLE
      ---------                                   -----


/s/ James B. Hawkes
-------------------             President (Chief Executive Officer) and Trustee
James B. Hawkes


/s/ James L. O'Connor
---------------------      Treasurer (and Principal Financial and Accounting Officer)
James L. O'Connor


Jessica M. Bibliowicz*
----------------------                           Trustee
Jessica M. Bibliowicz


Donald R. Dwight*
-----------------                                Trustee
Donald R. Dwight


Samuel L. Hayes, III*
---------------------                            Trustee
Samuel L. Hayes


Norton H. Reamer*
-----------------                                Trustee
Norton H. Reamer


Lynn A. Stout*
--------------                                   Trustee
Lynn A. Stout


John L. Thorndike*
------------------                               Trustee
John L. Thorndike


Jack L. Treynor*
-----------------                                Trustee
Jack L. Treynor

*By: /s/  Alan R. Dynner
     -----------------------------------
          Alan R. Dynner ( As attorney-in-fact)

                                   SIGNATURES

     High Income Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Mutual Funds Trust (File No. 02-90946) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts on February 19, 1999.

                              HIGH INCOME PORTFOLIO

                             By:    /s/ James B. Hawkes
                                    --------------------------------------
                                    James B. Hawkes, President

     This Amendment to the Registration Statement on Form N-1A of Eaton Vance Mutual Funds Trust (File No. 02-90946) has been signed below by the following persons in their capacities on February 19, 1999.

      SIGNATURE                                   TITLE
      ---------                                   -----


/s/ James B. Hawkes
-------------------             President (Chief Executive Officer) and Trustee
James B. Hawkes


/s/ James L. O'Connor
---------------------      Treasurer (and Principal Financial and Accounting Officer)
James L. O'Connor


Jessica M. Bibliowicz*
----------------------                           Trustee
Jessica M. Bibliowicz


Donald R. Dwight*
-----------------                                Trustee
Donald R. Dwight


Samuel L. Hayes, III*
---------------------                            Trustee
Samuel L. Hayes


Norton H. Reamer*
-----------------                                Trustee
Norton H. Reamer


Lynn A. Stout*
--------------                                   Trustee
Lynn A. Stout


John L. Thorndike*
------------------                               Trustee
John L. Thorndike


Jack L. Treynor*
-----------------                                Trustee
Jack L. Treynor

*By: /s/  Alan R. Dynner
     -----------------------------------
          Alan R. Dynner ( As attorney-in-fact)

                                   SIGNATURES

     Strategic Income Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Mutual Funds Trust (File No. 02-90946) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts on February 19, 1999.

                           STRATEGIC INCOME PORTFOLIO

                             By:    /s/ James B. Hawkes
                                    --------------------------------------
                                    James B. Hawkes, President

     This Amendment to the Registration Statement on Form N-1A of Eaton Vance Mutual Funds Trust (File No. 02-90946) has been signed below by the following persons in their capacities on February 19, 1999.

      SIGNATURE                                   TITLE
      ---------                                   -----


/s/ James B. Hawkes
-------------------             President (Chief Executive Officer) and Trustee
James B. Hawkes


/s/ James L. O'Connor
---------------------      Treasurer (and Principal Financial and Accounting Officer)
James L. O'Connor


Jessica M. Bibliowicz*
----------------------                           Trustee
Jessica M. Bibliowicz


Donald R. Dwight*
-----------------                                Trustee
Donald R. Dwight


Samuel L. Hayes, III*
---------------------                            Trustee
Samuel L. Hayes


Norton H. Reamer*
-----------------                                Trustee
Norton H. Reamer


Lynn A. Stout*
--------------                                   Trustee
Lynn A. Stout


John L. Thorndike*
------------------                               Trustee
John L. Thorndike


Jack L. Treynor*
-----------------                                Trustee
Jack L. Treynor

*By: /s/  Alan R. Dynner
     -----------------------------------
          Alan R. Dynner ( As attorney-in-fact)

                                   SIGNATURES

     Tax-Managed Growth Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Mutual Funds Trust (File No. 02-90946) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts on February 19, 1999.

                              TAX-MANAGED GROWTH PORTFOLIO

                              By: /s/ James B. Hawkes
                                  -------------------------------------
                                  James B. Hawkes, President

     This Amendment to the Registration Statement on Form N-1A of Eaton Vance Mutual Funds Trust (File No. 02-90946) has been signed below by the following persons in their capacities on February 19, 1999.

      SIGNATURE                                   TITLE
      ---------                                   -----


/s/ James B. Hawkes
-------------------             President (Chief Executive Officer) and Trustee
James B. Hawkes


/s/ James L. O'Connor
---------------------      Treasurer (and Principal Financial and Accounting Officer)
James L. O'Connor


Jessica M. Bibliowicz*
----------------------                           Trustee
Jessica M. Bibliowicz


Donald R. Dwight*
-----------------                                Trustee
Donald R. Dwight


Samuel L. Hayes, III*
---------------------                            Trustee
Samuel L. Hayes


Norton H. Reamer*
-----------------                                Trustee
Norton H. Reamer


Lynn A. Stout*
--------------                                   Trustee
Lynn A. Stout


John L. Thorndike*
------------------                               Trustee
John L. Thorndike


Jack L. Treynor*
-----------------                                Trustee
Jack L. Treynor

*By: /s/  Alan R. Dynner
     -----------------------------------
          Alan R. Dynner ( As attorney-in-fact)

                                  EXHIBIT INDEX

     The following exhibits are filed as part of this amendment to the Registration Statement pursuant to Rule 483 of Regulation C.


Exhibit No.    Description
-----------    -----------


  (j)(1)       Consent of  Independent  Accountants  for Eaton  Vance  Strategic
               Income Fund.

     (2)       Independent  Auditors' Consent for Eaton Vance Tax-Managed Growth
               Fund.

     (3)       Independent   Auditors'   Consent  for  Eaton  Vance  Tax-Managed
               Emerging Growth Fund.

     (4)       Independent   Auditors'   Consent  for  Eaton  Vance  Tax-Managed
               International Growth Fund.

  (n)(1) Financial Data Schedule for the fiscal year ended October 31, 1998 for Eaton Vance Strategic Income Fund-Class A.

     (2) Financial Data Schedule for the fiscal year ended October 31, 1998 for Eaton Vance Strategic Income Fund-Class B.

     (3) Financial Data Schedule for the fiscal year ended October 31, 1998 for Eaton Vance Strategic Income Fund-Class C.

     (4) Financial Data Schedule for the fiscal year ended October 31, 1998 for Eaton Vance Tax-Managed Growth Fund-Class A.

     (5) Financial Data Schedule for the fiscal year ended October 31, 1998 for Eaton Vance Tax-Managed Growth Fund-Class B.

     (6) Financial Data Schedule for the fiscal year ended October 31, 1998 for Eaton Vance Tax-Managed Growth Fund-Class C.

     (7) Financial Data Schedule for the fiscal year ended October 31, 1998 for Eaton Vance Tax-Managed Emerging Growth Fund-Class A.

     (8) Financial Data Schedule for the fiscal year ended October 31, 1998 for Eaton Vance Tax-Managed Emerging Growth Fund-Class B.

     (9) Financial Data Schedule for the fiscal year ended October 31, 1998 for Eaton Vance Tax-Managed Emerging Growth Fund-Class C.

     (10) Financial Data Schedule for the fiscal year ended October 31, 1998 for Eaton Vance Tax-Managed International Growth Fund-Class A.

     (11) Financial Data Schedule for the fiscal year ended October 31, 1998 for Eaton Vance Tax-Managed International Growth Fund-Class B.

     (12) Financial Data Schedule for the fiscal year ended October 31, 1998 for Eaton Vance Tax-Managed International Growth Fund-Class C.

     (13) Financial Data Schedule for the fiscal year ended October 31, 1998 for Strategic Income Portfolio.

     (14) Financial Data Schedule for the fiscal year ended October 31, 1998 for Tax-Managed Growth Portfolio.

  (p)(2)(a) Power of Attorney for Government Obligations Portfolio dated November 16, 1998.

     (5)(a) Power of Attorney for Cash Management Portfolio dated November 16, 1998.